DOCUMENT AND ENTITY INFORMATION (USD $)	12 Months Ended
	Dec. 31, 2012	Mar. 11, 2013
Document And Entity Information [Abstract]
Document Type	10-K
Document Period End Date	Dec 31, 2012
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2012
Amendment Flag	false
Entity Registrant Name	AXA EQUITABLE LIFE INSURANCE CO
Entity Central Index Key	0000727920
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Entity Well Known Seasoned Issuer	No
Entity Common Stock Shares Outstanding		2,000,000
Entity Public Float	$ 0

CONSOLIDATED BALANCE SHEET (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
ASSETS [Abstract]
Fixed maturities available for sale, at fair value	$ 33,607	$ 31,992
Mortgage Loans On Real Estate	5,059	4,281
Equity real estate, held for the production of income	4	99
Policy Loans	3,512	3,542
Other equity investments	1,643	1,707
Trading securities	2,309	982
Other invested assets	1,828	2,340
Total investments	47,962	44,943
Cash and cash equivalents	3,162	3,227
Cash and securities segregated, at fair value	1,551	1,280
Broker-dealer related receivables	1,605	1,327
Deferred policy acquisition costs	3,728	3,545
Goodwill and other intangible assets, net	3,673	3,697
Amounts due from reinsurers	3,847	3,542
Due From Affiliates	1,037	1,041
Guaranteed minimum income benefit reinsurance contract asset, at fair value	11,044	10,547
Other assets	5,095	5,340
Separate Account Assets	94,139	86,419
Total Assets	176,843	164,908
LIABILITIES [Abstract]
Policyholders' account balances	28,263	26,033
Future policy benefits, policyholders account balances	22,687	21,595
Broker-dealer related payables	664	466
Amounts due to reinsurers	75	74
Customers related payables	2,562	1,889
Short-term and long-term debt	523	645
Loans from affiliates	1,325	1,325
Current and deferred income taxes	5,172	5,104
Other liabilities	3,503	3,815
Separate Accounts' liabilities	94,139	86,419
Liabilities	158,913	147,365
Commitments and contingent liabilities (Note 11)	0	0
AXA Equitable Equity:
Common stock, $.01 par value, 2,000 million shares authorized, 436.2 million shares issued and outstanding	2	2
Capital in excess of par value	5,992	5,743
Retained earnings	9,125	9,392
Accumulated other comprehensive income (loss)	317	(297)
Accumulated other comprehensive income (loss)	296	(310)
Total AXA Equitable Equity	15,436	14,840
Noncontrolling interest	2,494	2,703
Equity	17,930	17,543
Total Liabilities and Equity	$ 176,843	$ 164,908

CONSOLIDATED STATEMENTS OF BALANCE SHEET (PARENTHETICAL) (USD $)	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS
Common Stock par value	$ 1.25	$ 1.25
Common Stock authorized	2,000,000	2,000,000
Common Stock issued	2,000,000	2,000,000
Common Stock outstanding	2,000,000	2,000,000

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
REVENUES [Abstract]
Universal life and investment-type product policy fee income	$ 3,334	$ 3,312	$ 3,067
Premiums earned	514	533	530
Net investment income (loss): [Abstract]
Investment income (loss) from derivative instruments	(978)	2,374	(284)
Other Investment Income (Loss)	2,316	2,128	2,260
Net Investment Income (Loss)	1,338	4,502	1,976
Investment gains (losses), net: [Abstract]
Total other-than-temporary impairment losses	(96)	(36)	(300)
Portion of loss recognized in other comprehensive income (loss)	2	4	18
Net impairment losses recognized	(94)	(32)	(282)
Other investment gains (losses), net	(3)	(15)	98
Gain Loss On Investments	(97)	(47)	(184)
Commissions, fees and other income	3,574	3,631	3,702
Increase (decrease) in the fair value of the reinsurance contract asset	497	5,941	2,350
Total revenues	9,160	17,872	11,441
BENEFITS AND OTHER DEDUCTIONS [Abstract]
Policyholders' benefits	2,989	4,360	3,082
Interest credited to policyholders' account balances	1,166	999	950
Compensation and benefits	1,672	2,263	1,953
Commissions	1,248	1,195	1,044
Distribution related payments	367	303	287
Amortization of deferred sales commissions	40	38	47
Interest expense	108	106	106
Amortization of deferred policy acquisition costs	576	3,620	(326)
Capitalization of deferred policy acquisition costs	(718)	(759)	(655)
Rent expense	201	240	244
Amortization of other intangible assets	24	24	23
Other operating costs and expenses	1,429	1,359	1,438
Total benefits and other deductions	9,102	13,748	8,193
Earnings (loss) from continuing operations, before income taxes	58	4,124	3,248
Income tax (expense) benefit	158	(1,298)	(789)
Net earnings (loss)	216	2,826	2,459
Less: net (earnings) loss attributable to the noncontrolling interest	(121)	101	(235)
Net Earnings (Loss) Attributable to AXA Equitable	$ 95	$ 2,927	$ 2,224

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)	$ 216	$ 2,826	$ 2,459
Other comprehensive income (loss) net of income taxes:
Change in unrealized gains (losses), net of reclassifications	580	366	459
Defined benefit plans:
Net gain (loss) arising during year	82	169	121
Prior service cost arising during year	(1)	0	0
Less: Reclassification Adjustments for:
Amortization of net (gains) losses included in net periodic cost	(106)	(94)	(82)
Amortization of net prior service credit included in net periodic cost	(1)	(1)	1
Other comprehensive income (loss) defined benefit plans	26	(74)	(40)
Total other comprehensive income (loss), net of income taxes	606	292	419
Total other comprehensive income (loss), net of income taxes	822	3,118	2,878
Comprehensive income attributable to noncontrolling interest	(113)	122	(228)
Comprehensive Income (Loss) Attributable to Equitable	$ 709	$ 3,240	$ 2,650

CONSOLIDATED STATEMENTS OF EQUITY (USD $) In Millions	Total	Parent [Member]	Common Stock [Member]	Capital in excess of par value [Member]	Retained earnings [Member]	Accumulated other comprehensive income (loss) [Member]	Noncontrolling interest [Member]
Beginning of year at Dec. 31, 2009			$ 2	$ 5,583	$ 4,920	$ (1,036)	$ 3,269
Net earnings (loss)	2,459				2,224		235
Total other comprehensive income (loss), net of income taxes	419					426	(7)
Purchase of AllianceBernstein Units by noncontrolling interest							5
Purchase of noncontrolling interest in consolidated entity							(5)
Repurchase of AllianceBernstein Holding units							(148)
Dividends and distributions					300		(357)
Other				10			126
End of year at Dec. 31, 2010	14,947	11,829	2	5,593	6,844	(610)	3,118
Net earnings (loss)	2,826				2,927		(101)
Total other comprehensive income (loss), net of income taxes	292					313	(21)
Purchase of AllianceBernstein Units by noncontrolling interest							1
Purchase of noncontrolling interest in consolidated entity							(31)
Repurchase of AllianceBernstein Holding units							(140)
Dividends and distributions					379		(312)
Other				150			189
End of year at Dec. 31, 2011	17,543	14,840	2	5,743	9,392	(297)	2,703
Net earnings (loss)	216				95		121
Total other comprehensive income (loss), net of income taxes	606					614	(8)
Purchase of AllianceBernstein Units by noncontrolling interest							0
Purchase of noncontrolling interest in consolidated entity							0
Repurchase of AllianceBernstein Holding units							(145)
Dividends and distributions					362		(219)
Other				249			42
End of year at Dec. 31, 2012	$ 17,930	$ 15,436	$ 2	$ 5,992	$ 9,125	$ 317	$ 2,494

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
STATEMENTS OF CASH FLOWS [Abstract]
Net earnings (loss)	$ 216	$ 2,826	$ 2,459
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities: [Abstract]
Interest credited to policyholders' account balances	1,166	999	950
Universal life and investment-type product policy fee income	(3,334)	(3,312)	(3,067)
Net change in broker-dealer and customer related receivables/payables	383	266	125
(Income) loss related to derivative instruments	978	(2,374)	284
Change in reinsurance recoverable with affiliate	(207)	(242)	(233)
Investment (gains) losses, net	97	47	184
Change in segregated cash and securities, net	(272)	(170)	(124)
Change in deferred policy acquisition costs	(142)	2,861	(981)
Change in future policy benefits	876	2,110	1,136
Change in current and deferred income taxes	(254)	1,226	803
Change in the fair value of the reinsurance contract asset	(497)	(5,941)	(2,350)
Real Estate Asset Write Off Charge	42	5	26
Amortization of deferred compensation	22	418	178
Amortization of deferred sales commissions	40	38	47
Other depreciation and amortization	157	146	161
Amortization of reinsurance cost	47	211	274
Amortization of other intangibles	24	24	23
Other, net	(122)	(76)	111
Net cash provided by (used in) operating activities	(780)	(938)	6
Cash flows from investing activities: [Abstract]
Maturities and repayments of fixed maturities and mortgage loans on real estate	3,551	3,435	2,753
Sales of investments	1,951	1,141	3,398
Purchases of investments	(7,893)	(7,970)	(7,068)
Cash settlements related to derivative instruments	(287)	1,429	(651)
Change in short-term investments	34	16	(53)
Decrease In Loans Due To Affiliates	4	0	3
Change in capitalized software, leasehold improvements and EDP equipment	(66)	(104)	(62)
Other, net	14	25	(25)
Net cash provided by (used in) investing activities	(2,692)	(2,028)	(1,705)
Cash flows from financing activities: [Abstract]
Policyholders account balances deposits	5,437	4,461	3,187
Policyholders account balances withdrawals and transfers to Separate Accounts	(982)	(821)	(483)
Change in short-term financings	(122)	220	(24)
Change in collateralized pledged liabilities	(288)	989	(270)
Change in collateralized pledged assets	(5)	99	533
Capital contribution	195	0	0
Shareholder dividends paid	(362)	(379)	(300)
Repurchase of AllianceBernstein Holdings units	(238)	(221)	(235)
Distribution to non-controlling interests in consolidated subsidiaries	(219)	(312)	(357)
Other, net	(9)	2	11
Net cash provided by (used in) financing activities	3,407	4,038	2,062
Change in cash and cash equivalents	(65)	1,072	363
Cash and cash equivalents, beginning of year	3,227	2,155	1,792
Cash and Cash Equivalents, End of Year	3,162	3,227	2,155
Supplemental Cash Flow Information [Abstract]
Interest Paid	107	107	110
Income Taxes (Refunded) Paid	$ 271	$ 36	$ (27)

ORGANIZATION	12 Months Ended
Dec. 31, 2012
Organization [Abstract]
ORGANIZATION
AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)        ORGANIZATION

AXA Equitable Life Insurance Company (“AXA Equitable,” and collectively with its consolidated subsidiaries the “Company”) is an indirect, wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial,” and collectively with its consolidated subsidiaries, “AXA Financial Group”). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

Insurance

The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

The Company's insurance business is conducted principally by AXA Equitable.

Investment Management

The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries “AllianceBernstein”). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax (“UBT”). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

At December 31, 2012 and 2011, the Company's economic interest in AllianceBernstein was 39.5% and 37.3%, respectively. At December 31, 2012 and 2011, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 65.5% and 64.6%. AXA Equitable as the General Partner of the limited partnership consolidates AllianceBernstein in the Company's consolidated financial statements.

In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES

2)       SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the “Insurance Group”); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities (“VIEs”) that meet the requirements for consolidation.

At December 31, 2012 and 2011, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board (“FASB”) guidance Consolidation of Variable Interest Entities – Revised. At December 31, 2012 and 2011, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2012 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management (“AUM”) to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

At December 31, 2012, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $22 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

All significant intercompany transactions and balances have been eliminated in consolidation. The years “2012,” “2011” and “2010” refer to the years ended December 31, 2012, 2011 and 2010, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

Retrospective Adoption of Accounting Pronouncements

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012, and applied the retrospective method of adoption.

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheets:

	As Previously Reported		Adjustment		As Adjusted
	December 31,		December 31,		December 31,
	2011	2010	2011	2010	2011	2010

	(In Millions)
Assets:
Deferred policy acquisition costs	$4,653	$8,383	$(1,108)	$(1,880)	$3,545	$6,503
Liabilities:
Current and deferred income taxes	5,491	4,315	(387)	(658)	5,104	3,657
Equity:
Retained earnings	10,120	8,085	(728)	(1,241)	9,392	6,844
Accumulated other comprehensive
income (loss)	(304)	(629)	7	19	(297)	(610)
Total AXA Equitable's equity	15,561	13,051	(721)	(1,222)	14,840	11,829
Total equity	18,264	16,169	(721)	(1,222)	17,543	14,947

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of earnings (loss):

	As Previously
	Reported	Adjustment	As Adjusted

Year Ended December 31, 2011	(In Millions)
Benefits and Other Deductions:
Amortization of deferred policy acquisition costs	$4,680	$(1,060)	$3,620
Capitalization of deferred policy acquisition costs	(1,030)	271	(759)
Earnings (loss) from continuing operations, before
income taxes	3,335	789	4,124
Income tax (expense) benefit	(1,022)	(276)	(1,298)
Net earnings (loss)	2,313	513	2,826
Net Earnings (Loss) Attributable to AXA Equitable	2,414	513	2,927

Year Ended December 31, 2010
Benefits and Other Deductions:
Amortization of deferred policy acquisition costs	$168	$(494)	$(326)
Capitalization of deferred policy acquisition costs	(916)	261	(655)
Earnings (loss) from continuing operations, before
income taxes	3,015	233	3,248
Income tax (expense) benefit	(707)	(82)	(789)
Net earnings (loss)	2,308	151	2,459
Net Earnings (Loss) Attributable to AXA Equitable	2,073	151	2,224

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

	As Previously
	Reported	Adjustment	As Adjusted

	(In Millions)
Year Ended December 31, 2011
Cash flows from operating activities:
Net earnings	$2,313	$513	$2,826
Change in deferred policy acquisition costs	3,650	(789)	2,861
Change in current and deferred income taxes	950	276	1,226

Year Ended December 31, 2010
Cash flows from operating activities:
Net earnings	$2,308	$151	$2,459
Change in deferred policy acquisition costs	(748)	(233)	(981)
Change in current and deferred income taxes	721	82	803

Adoption of New Accounting Pronouncements

In September 2011, the FASB issued new guidance on testing goodwill for impairment.  The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) (“OCI”) and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance was effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and International Financial Reporting Standards (“IFRS”). The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance was effective for reporting periods beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring (“TDR”). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

  Consider the receivable impaired when calculating the allowance for credit losses; and

  Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses.  These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans.  Several new terms critical to the application of these disclosures, such as “portfolio segments” and “classes”, were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information.  Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption.  Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met.  This guidance was effective for the first quarter of 2011.  Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

Future Adoption of New Accounting Pronouncements

In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income (loss) (“AOCI”). The amendments in this guidance require an entity to report the effect of significant reclassifications out of AOCI on the respective line items in the statement of earnings (loss) if the amount being reclassified is required to be reclassified in its entirety to net earnings (loss). For other amounts that are not required to be reclassified in their entirety to net earnings in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance is effective for interim and annual periods beginning after December 31, 2012. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

In July 2012, the FASB issued new guidance on testing indefinite-lived intangible assets for impairment.  The guidance is intended to reduce the cost and complexity of the annual indefinite-lived intangible assets impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim indefinite-lived intangible assets impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by IFRS. The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. In January 2013, the FASB issued new guidance limiting the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

Closed Block

As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the “NYSDFS”), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs (“DAC”), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Investments

The carrying values of fixed maturities classified as available-for-sale (“AFS”) are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts (“REIT”), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments (“OTTI”). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance (“IUS”) Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

Policy loans are stated at unpaid principal balances.

Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

Corporate owned life insurance (“COLI”) has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2012 and 2011, the carrying value of COLI was $715 million and $737 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

Valuation Allowances for Mortgage Loans:

For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

  Loan-to-value ratio – Derived from current loan balance divided by the fair market value of the property.  An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%.   In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

  Debt service coverage ratio – Derived from actual net operating income divided by annual debt service.  If the ratio is below 1.0x, then the income from the property does not support the debt.

  Occupancy – Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

  Lease expirations – The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio.  In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

  Maturity – Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

  Borrower/tenant related issues – Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

  Payment status – current vs. delinquent – A history of delinquent payments may be a cause for concern.

  Property condition – Significant deferred maintenance observed during Lender's annual site inspections.

  Other – Any other factors such as current economic conditions may call into question the performance of the loan.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2012 and 2011, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $0 million and $52 million for commercial and $2 million and $5 million for agricultural, respectively.

Troubled Debt Restructuring

When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

Derivatives

The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”) and guaranteed income benefit (“GIB”) features. The Company previously issued certain variable annuity products with guaranteed withdrawal benefit for life (“GWBL”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) features (collectively, “GWBL and other features”). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GWBL and other features is that under-performance of the financial markets could result in GWBL and other features' benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB, GIB and GWBL and other features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and other features that result from financial markets movements. A portion of exposure to realized interest rate volatility was hedged through December 31, 2012 using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

At the end of 2012, AXA Equitable adjusted its long term view of interest rates and persistency and proceeded to reduce the size of its GMIB and GMDB interest rate hedges, changed their maturity and began to fully unwind its swaption position hedging exposure to interest rate volatility. AXA Equitable completed the full unwind in early 2013.

GIB and GWBL and other features and reinsurance contract asset covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the GIB and GWBL and other features which are reported in Policyholder's benefits and the GMIB reinsurance contract asset are reported on a separate line in the consolidated statement of earnings, respectively.

In addition to the Company's existing programs, in first quarter 2012, the Company entered into interest rate swaps related to the Company's GMDB and GMIB block of business issued prior to 2001 to manage exposure to interest rate fluctuations.

The Company periodically, including during 2012, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales.

The Company also uses equity and commodity index options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

Margins or “spreads” on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

The Company is exposed to equity market fluctuations through investments in Separate Accounts and has equity future derivative contracts specifically to minimize such risk.

In second quarter 2012, the Company entered into futures and total return swaps on equity indices to mitigate the impact on net earnings from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions covered fees expected to be earned through December 31, 2012 of the current year from the Company's Separate Account products. As of December 31, 2012, all positions had matured.

At December 31, 2012, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $270 million. At December 31, 2012, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $100 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East (“EAFE”) and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $7 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2012 are exchange-traded and net settled daily in cash.

Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2012 and December 31, 2011, respectively, the Company held $1,165 million and $1,438 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

Certain of the Company's standardized contracts for over-the-counter derivative transactions (“ISDA Master Agreements”) contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2012, and 2011, respectively, were $5 million and $4 million, for which the Company posted collateral of $5 million in 2012, and held collateral of $3 million in 2011 in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2012, the Company would not have been required to post material collateral to its counterparties.

Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

Net investment income (loss) and realized investment gains (losses), net (together “investment results”) related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life (“UL”) policies, investment-type products and participating traditional life policies.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

Fair Value of Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1       Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2       Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3       Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

       At December 31, 2012 and 2011, respectively, the fair value of public fixed maturities is approximately $25,591 million and $24,534 million or approximately 19.2% and 19.8% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

At December 31, 2012 and 2011, respectively, the fair value of private fixed maturities is approximately $8,016 million and $7,459 million or approximately 6.0% and 6.0% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

As disclosed in Note 3, at December 31, 2012 and 2011, respectively, the net fair value of freestanding derivative positions is approximately $1,163 million and $1,536 million or approximately 92.2% and 92.1% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter (“OTC”) derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2.

The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2 million at December 31, 2012 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2012.

At December 31, 2012 and 2011, respectively, investments classified as Level 1 comprise approximately 70.3% and 70.2% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

At December 31, 2012 and 2011, respectively, investments classified as Level 2 comprise approximately 28.4% and 28.2% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2012 and 2011, respectively, approximately $1,966 million and $1,718 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

At December 31, 2012 and 2011, respectively, investments classified as Level 3 comprise approximately 1.3% and 1.6% of assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2012 and 2011, respectively, were approximately $222 million and $347 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,021 million and $1,088 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities (“CMBS”), are classified as Level 3 at December 31, 2012 and 2011, respectively. At December 31, 2012, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities.  In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other feature's liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $447 million and $688 million at December 31, 2012 and 2011, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2012. Equity and fixed income volatilities are combined, with weighting based on the current fund distribution, to produce an overall volatility assumption. Scenarios are developed that value an at the money option at a price consistent with the overall volatility.

Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method and for which the carrying value provides a reasonable estimate of fair value as the underlying investments of these partnerships are valued at estimated fair value.

Fair values for the Company's long-term debt are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as for such transactions with third parties, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies (“SCNILC”), deferred annuities and certain annuities, which are included in Policyholder's account balances are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Certain other products such as Access Accounts are held at book value.

Recognition of Insurance Income and Related Expenses

Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

DAC

Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator® products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products would be recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for the Accumulator® products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated assessments for all issue years for the Accumulator® products due to continued volatility of margins and the continued emergence of periods of negative margins.

DAC associated with UL products and investment-type products, other than Accumulator® products is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

       A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2012, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.71% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.71% net of product weighted average Separate Account fees) and 0.0% (-2.29% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2012, current projections of future average gross market returns assume a 0.0% annualized return for the next two quarters, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in eight quarters.

In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2012, the average rate of assumed investment yields, excluding policy loans, was 5.15% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in “Policyholders' dividends,” for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

Contractholder Bonus Interest Credits

Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

Policyholders' Account Balances and Future Policy Benefits

Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

The Company has issued and continues to offer certain variable annuity products with GMDB and GIB features. The Company previously issued certain variable annuity products with GWBL and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 1.57% to 11.25% for annuity liabilities.

Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income (“DI”) reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

Policyholders' Dividends

The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

At December 31, 2012, participating policies, including those in the Closed Block, represent approximately 6.2% ($22,418 million) of directly written life insurance in-force, net of amounts ceded.

Separate Accounts

Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2012, 2011 and 2010, investment results of such Separate Accounts were gains (losses) of $10,110 million, $(2,928) million and $10,117 million, respectively.

Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

Recognition of Investment Management Revenues and Related Expenses

Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points (“BPs”), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC (“SCB LLC”) for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited (“SCBL”) for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge (“back-end load shares”) are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions (“CDSC”) received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2012 was not impaired.

AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2012. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

Goodwill and Other Intangible Assets

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

Other Accounting Policies

Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

INVESTMENTS	12 Months Ended
Dec. 31, 2012
Investments Disclosure [Abstract]
INVESTMENTS

3)        INVESTMENTS

Fixed Maturities and Equity Securities

The following table provides information relating to fixed maturities and equity securities classified as AFS:

Available-for-Sale Securities by Classification

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTI
	Cost	Gains	Losses	Value	in AOCI(3)

	(In Millions)

December 31, 2012:
Fixed Maturities:
Corporate	$20,854	$2,364	$20	$23,198	$0
U.S. Treasury, government
and agency	4,664	517	1	5,180	0
States and political subdivisions	445	85	0	530	0
Foreign governments	454	76	0	530	0
Commercial mortgage-backed	1,175	16	291	900	13
Residential mortgage-backed(1)	1,864	85	0	1,949	0
Asset-backed(2)	175	12	5	182	5
Redeemable preferred stock	1,089	60	11	1,138	0
Total Fixed Maturities	30,720	3,215	328	33,607	18

Equity securities	23	1	0	24	0

Total at December 31, 2012	$30,743	$3,216	$328	$33,631	$18

December 31, 2011:
Fixed Maturities:
Corporate	$21,444	$1,840	$147	$23,137	$0
U.S. Treasury, government
and agency	3,598	350	0	3,948	0
States and political subdivisions	478	64	2	540	0
Foreign governments	461	65	1	525	0
Commercial mortgage-backed	1,306	7	411	902	22
Residential mortgage-backed(1)	1,556	90	0	1,646	0
Asset-backed(2)	260	15	11	264	6
Redeemable preferred stock	1,106	38	114	1,030	0
Total Fixed Maturities	30,209	2,469	686	31,992	28

Equity securities	18	1	0	19	0

Total at December 31, 2011	$30,227	$2,470	$686	$32,011	$28

  Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
  Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

At December 31, 2012 and 2011, respectively, the Company had trading fixed maturities with an amortized cost of $194 million and $172 million and carrying values of $202 million and $172 million. Gross unrealized gains on trading fixed maturities were $12 million and $4 million and gross unrealized losses were $4 million and $4 million for 2012 and 2011, respectively.

The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2012 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Available-for-Sale Fixed Maturities
Contractual Maturities at December 31, 2012

	Amortized Cost	Fair Value

	(In Millions)

Due in one year or less	$3,018	$3,088
Due in years two through five	5,801	6,333
Due in years six through ten	9,877	11,140
Due after ten years	7,721	8,877
Subtotal	26,417	29,438
Commercial mortgage-backed securities	1,175	900
Residential mortgage-backed securities	1,864	1,949
Asset-backed securities	175	182
Total	$29,631	$32,469

The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2012, 2011 and 201

	December 31,
	2012	2011	2010

	(In Millions)

Proceeds from sales	$139	$340	$840

Gross gains on sales	$13	$6	$28
Gross losses on sales	$(12)	$(9)	$(16)

Total OTTI	$(96)	$(36)	$(300)
Non-credit losses recognized in OCI	2	4	18
Credit losses recognized in earnings (loss)	$(94)	$(32)	$(282)

The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

Fixed Maturities - Credit Loss Impairments

	2012	2011

	(In Millions)

Balances at January 1,	$(332)	$(329)
Previously recognized impairments on securities that matured, paid, prepaid or sold	54	29
Recognized impairments on securities impaired to fair value this period(1)	0	0
Impairments recognized this period on securities not previously impaired	(62)	(27)
Additional impairments this period on securities previously impaired	(32)	(5)
Increases due to passage of time on previously recorded credit losses	0	0
Accretion of previously recognized impairments due to increases in expected cash flows	0	0
Balances at December 31,	$(372)	$(332)

  Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

	December 31,
	2012	2011

	(In Millions)

AFS Securities:
Fixed maturities:
With OTTI loss	$(12)	$(47)
All other	2,899	1,830
Equity securities	1	1
Net Unrealized Gains (Losses)	$2,888	$1,784

Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

Net Unrealized Gains (Losses) on Fixed Maturities with OTTI Losses

					AOCI Gain
	Net				(Loss) Related
	Unrealized			Deferred	to Net
	Gains			Income	Unrealized
	(Losses) on		Policyholders	Tax Asset	Investment
	Investments	DAC	Liabilities	(Liability)	Gains (Losses)

	(In Millions)

Balance, January 1, 2012	$(47)	$5	$6	$12	$(24)
Net investment gains (losses) arising
during the period	5	0	0	0	5
Reclassification adjustment for OTTI losses:
Included in Net earnings (loss)	32	0	0	0	32
Excluded from Net earnings (loss)(1)	(2)	0	0	0	(2)
Impact of net unrealized investment
gains (losses) on:
DAC	0	(4)	0	0	(4)
Deferred income taxes	0	0	0	(10)	(10)
Policyholders liabilities	0	0	(2)	0	(2)
Balance, December 31, 2012	$(12)	$1	$4	$2	$(5)

Balance, January 1, 2011	$(16)	$3	$2	$4	$(7)
Net investment gains (losses) arising
during the period	(32)	0	0	0	(32)
Reclassification adjustment for OTTI losses:
Included in Net earnings (loss)	5	0	0	0	5
Excluded from Net earnings (loss)(1)	(4)	0	0	0	(4)
Impact of net unrealized investment
gains (losses) on:
DAC	0	2	0	0	2
Deferred income taxes	0	0	0	8	8
Policyholders liabilities	0	0	4	0	4
Balance, December 31, 2011	$(47)	$5	$6	$12	$(24)

(1)       Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains (Losses) in AOCI

					AOCI Gain
	Net				(Loss) Related
	Unrealized			Deferred	to Net
	Gains			Income	Unrealized
	(Losses) on		Policyholders	Tax Asset	Investment
	Investments	DAC	Liabilities	(Liability)	Gains (Losses)

	(In Millions)

Balance, January 1, 2012	$1,831	$(207)	$(385)	$(433)	$806
Net investment gains (losses) arising
during the period	1,008	0	0	0	1,008
Reclassification adjustment for OTTI losses:
Included in Net earnings (loss)	59	0	0	0	59
Excluded from Net earnings (loss)(1)	2	0	0	0	2
Impact of net unrealized investment
gains (losses) on:
DAC	0	28	0	0	28
Deferred income taxes	0	0	0	(308)	(308)
Policyholders liabilities	0	0	(218)	0	(218)
Balance, December 31, 2012	$2,900	$(179)	$(603)	$(741)	$1,377

Balance, January 1, 2011	$889	$(108)	$(121)	$(232)	$428
Net investment gains (losses) arising
during the period	915	0	0	0	915
Reclassification adjustment for OTTI losses:
Included in Net earnings (loss)	23	0	0	0	23
Excluded from Net earnings (loss)(1)	4	0	0	0	4
Impact of net unrealized investment
gains (losses) on:
DAC	0	(99)	0	0	(99)
Deferred income taxes	0	0	0	(201)	(201)
Policyholders liabilities	0	0	(264)	0	(264)
Balance, December 31, 2011	$1,831	$(207)	$(385)	$(433)	$806

  Represents “transfers out” related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

The following tables disclose the fair values and gross unrealized losses of the 402 issues at December 31, 2012 and the 535 issues at December 31, 2011 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

	Less Than 12 Months		12 Months or Longer		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses

	(In Millions)
December 31, 2012:
Fixed Maturities:
Corporate	$562	$(5)	$208	$(15)	$770	$(20)
U.S. Treasury, government
and agency	513	(1)	0	0	513	(1)
States and political subdivisions	20	0	0	0	20	0
Foreign governments	6	0	2	0	8	0
Commercial mortgage-backed	7	(3)	805	(288)	812	(291)
Residential mortgage-backed	27	0	1	0	28	0
Asset-backed	8	0	36	(5)	44	(5)
Redeemable preferred stock	143	(1)	327	(10)	470	(11)

Total	$1,286	$(10)	$1,379	$(318)	$2,665	$(328)

December 31, 2011:
Fixed Maturities:
Corporate	$1,910	$(96)	$389	$(51)	$2,299	$(147)
U.S. Treasury, government
and agency	149	0	0	0	149	0
States and political subdivisions	0	0	18	(2)	18	(2)
Foreign governments	30	(1)	5	0	35	(1)
Commercial mortgage-backed	79	(27)	781	(384)	860	(411)
Residential mortgage-backed	0	0	1	0	1	0
Asset-backed	49	0	44	(11)	93	(11)
Redeemable preferred stock	341	(28)	325	(86)	666	(114)

Total	$2,558	$(152)	$1,563	$(534)	$4,121	$(686)

Troubled Debt Restructuring - Modifications
December 31, 2012

	Number	Outstanding Recorded Investment
	of Loans	Pre-Modification	Post - Modification

		(Dollars In Millions)
Troubled debt restructurings:
Agricultural mortgage loans	0	$0	$0
Commercial mortgage loans	2	126	126
Total	2	$126	$126

There were no default payments on the above loans during 2012.

Valuation Allowances for Mortgage Loans:

Allowance for credit losses for mortgage loans for 2012, 2011 and 2010 are as follows:

	Commercial Mortgage Loans
	2012	2011	2010

Allowance for credit losses:	(In Millions)

Beginning Balance, January 1,	$32	$18	$0
Charge-offs	0	0	0
Recoveries	(24)	(8)	0
Provision	26	22	18
Ending Balance, December 31,	$34	$32	$18

Ending Balance, December 31,:
Individually Evaluated for Impairment	$34	$32	$18

Collectively Evaluated for Impairment	$0	$0	$0

Loans Acquired with Deteriorated Credit Quality	$0	$0	$0

There were no allowances for credit losses for agricultural mortgage loans in 2012, 2011 and 2010.

The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2012 and 2011, respectively.

Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
December 31, 2012

	Debt Service Coverage Ratio
						Less	Total
	Greater	1.8x to	1.5x to	1.2x to	1.0x to	than	Mortgage
Loan-to-Value Ratio:(2)	than 2.0x	2.0x	1.8x	1.5x	1.2x	1.0x	Loans

	(In Millions)
Commercial Mortgage Loans(1)
0% - 50%	$269	$21	$0	$0	$27	$0	$317
50% - 70%	370	75	619	655	0	0	1,719
70% - 90%	61	102	235	445	131	15	989
90% plus	0	0	0	156	89	165	410
Total Commercial
Mortgage Loans	$700	$198	$854	$1,256	$247	$180	$3,435

Agricultural Mortgage Loans(1)
0% - 50%	$179	$84	$211	$308	$177	$49	$1,008
50% - 70%	122	29	136	188	116	50	641
70% - 90%	0	0	0	1	0	8	9
90% plus	0	0	0	0	0	0	0
Total Agricultural
Mortgage Loans	$301	$113	$347	$497	$293	$107	$1,658

Total Mortgage Loans(1)
0% - 50%	$448	$105	$211	$308	$204	$49	$1,325
50% - 70%	492	104	755	843	116	50	2,360
70% - 90%	61	102	235	446	131	23	998
90% plus	0	0	0	156	89	165	410

Total Mortgage Loans	$1,001	$311	$1,201	$1,753	$540	$287	$5,093

  The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
December 31, 2011

	Debt Service Coverage Ratio
						Less	Total
	Greater	1.8x to	1.5x to	1.2x to	1.0x to	than	Mortgage
Loan-to-Value Ratio:(2)	than 2.0x	2.0x	1.8x	1.5x	1.2x	1.0x	Loans

	(In Millions)
Commercial Mortgage Loans(1)
0% - 50%	$182	$0	$33	$30	$31	$0	$276
50% - 70%	201	252	447	271	45	0	1,216
70% - 90%	0	41	280	318	213	0	852
90% plus	0	0	84	135	296	117	632
Total Commercial
Mortgage Loans	$383	$293	$844	$754	$585	$117	$2,976

Agricultural Mortgage Loans(1)
0% - 50%	$150	$89	$175	$247	$190	$8	$859
50% - 70%	68	15	101	158	82	45	469
70% - 90%	0	0	0	1	0	8	9
90% plus	0	0	0	0	0	0	0
Total Agricultural
Mortgage Loans	$218	$104	$276	$406	$272	$61	$1,337

Total Mortgage Loans(1)
0% - 50%	$332	$89	$208	$277	$221	$8	$1,135
50% - 70%	269	267	548	429	127	45	1,685
70% - 90%	0	41	280	319	213	8	861
90% plus	0	0	84	135	296	117	632

Total Mortgage Loans	$601	$397	$1,120	$1,160	$857	$178	$4,313

  The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2012 and 2011, respectively.

Age Analysis of Past Due Mortgage Loans

							Recorded
							Investment
			90			Total	> 90 Days
	30-59	60-89	Days			Financing	and
	Days	Days	Or >	Total	Current	Receivables	Accruing

	(In Millions)
December 31, 2012
Commercial	$0	$0	$0	$0	$3,435	$3,435	$0
Agricultural	6	1	10	17	1,641	1,658	9
Total Mortgage Loans	$6	$1	$10	$17	$5,076	$5,093	$9

December 31, 2011
Commercial	$61	$0	$0	$61	$2,915	$2,976	$0
Agricultural	5	1	7	13	1,324	1,337	3
Total Mortgage Loans	$66	$1	$7	$74	$4,239	$4,313	$3

The following table provides information relating to impaired loans at December 31, 2012 and 2011, respectively.

		Impaired Mortgage Loans

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	Allowance	Investment(1)	Recognized

	(In Millions)

December 31, 2012:
With no related allowance recorded:
Commercial mortgage loans - other	$0	$0	$0	$0	$0
Agricultural mortgage loans	2	2	0	3	0
Total	$2	$2	$0	$3	$0

With related allowance recorded:
Commercial mortgage loans - other	$170	$170	$(34)	$178	$10
Agricultural mortgage loans	0	0	0	0	0
Total	$170	$170	$(34)	$178	$10

December 31, 2011:
With no related allowance recorded:
Commercial mortgage loans - other	$0	$0	$0	$0	$0
Agricultural mortgage loans	5	5	0	5	0
Total	$5	$5	$0	$5	$0

With related allowance recorded:
Commercial mortgage loans - other	$202	$202	$(32)	$152	$8
Agricultural mortgage loans	0	0	0	0	0
Total	$202	$202	$(32)	$152	$8

	December 31,
	2012	2011

	(In Millions)

BALANCE SHEETS
Investments in real estate, at depreciated cost	$233	$584
Investments in securities, generally at fair value	54	51
Cash and cash equivalents	8	10
Other assets	14	13
Total Assets	$309	$658

Borrowed funds - third party	$162	$372
Other liabilities	11	6
Total liabilities	173	378

Partners’ capital	136	280
Total Liabilities and Partners’ Capital	$309	$658

The Company’s Carrying Value in These Entities Included Above	$63	$169

	2012	2011	2010

	(In Millions)

STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures	$26	$111	$110
Net revenues of other limited partnership interests	3	6	3
Interest expense - third party	0	(21)	(22)
Other expenses	(19)	(61)	(59)
Net Earnings (Loss)	$10	$35	$32

The Company's Equity in Net Earnings (Loss) of These
Entities Included Above	$18	$20	$18

Derivatives

The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

Derivative Instruments by Category
At or For the Year Ended December 31, 2012

		Fair Value
				Gains (Losses)
	Notional	Asset	Liability	Reported In
	Amount	Derivatives	Derivatives	Earnings (Loss)

	(In Millions)
Freestanding derivatives:
Equity contracts:(1)
Futures	$6,189	$0	$2	$(1,058)
Swaps	965	2	56	(320)
Options	3,492	443	219	66

Interest rate contracts:(1)
Floors	2,700	291	0	68
Swaps	18,239	554	353	402
Futures	14,033	0	0	84
Swaptions	7,608	502	0	(220)

Other freestanding contracts:(1)
Foreign currency Contracts	81	1	0	0
Net investment income (loss)				(978)

Embedded derivatives:
GMIB reinsurance contracts	0	11,044	0	497

GIB and GWBL and other features(2)	0	0	265	26

Balances, December 31, 2012	$53,307	$12,837	$895	$(455)

  Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
  Reported in Future policy benefits and other policyholder liabilities.

Derivative Instruments by Category
At or For the Year Ended December 31, 2011

		Fair Value
				Gains (Losses)
	Notional	Asset	Liability	Reported In
	Amount	Derivatives	Derivatives	Earnings (Loss)

	(In Millions)
Freestanding derivatives:
Equity contracts:(1)
Futures	$6,443	$0	$2	$(34)
Swaps	784	10	21	33
Options	1,211	92	85	(20)

Interest rate contracts:(1)
Floors	3,000	327	0	139
Swaps	9,826	503	317	590
Futures	11,983	0	0	849
Swaptions	7,354	1,029	0	817

Other freestanding contracts:(1)
Foreign currency contracts	38	0	0	0
Net investment income (loss)				2,374

Embedded derivatives:
GMIB reinsurance contracts	0	10,547	0	5,941

GIB and GWBL and other features (2)	0	0	291	(197)

Balances, December 31, 2011	$40,639	$12,508	$716	$8,118

  Reported in Other invested assets in the consolidated balance sheets.
  Reported in Future policy benefits and other policyholder liabilities.

Net Investment Income (Loss)

The following table breaks out Net investment income (loss) by asset category:

	2012	2011	2010

	(In Millions)

Fixed maturities	$1,529	$1,555	$1,616
Mortgage loans on real estate	264	241	231
Equity real estate	14	19	20
Other equity investments	189	116	111
Policy loans	226	229	234
Short-term investments	15	5	11
Derivative investments	(978)	2,374	(284)
Broker-dealer related receivables	14	13	12
Trading securities	85	(29)	49
Other investment income	33	37	36

Gross investment income (loss)	1,391	4,560	2,036

Investment expenses	(50)	(55)	(56)
Interest expense	(3)	(3)	(4)

Net Investment Income (Loss)	$1,338	$4,502	$1,976

	2012	2011	2010

	(In Millions)

Fixed maturities	$(89)	$(29)	$(200)
Mortgage loans on real estate	(7)	(14)	(18)
Other equity investments	(13)	(4)	34
Other	12	0	0
Investment Gains (Losses), Net	$(97)	$(47)	$(184)

For 2012, 2011 and 2010, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $6 million, $10 million and $31 million.

GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2012
Goodwill And Other Intangible Assets [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS

4)       GOODWILL AND OTHER INTANGIBLE ASSETS

The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,472 million at December 31, 2012 and 2011, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2012 and 2011, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $561 million at December 31, 2012 and 2011, respectively and the accumulated amortization of these intangible assets was $360 million and $336 million at December 31, 2012 and 2011, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $23 million and $24 million for 2012, 2011 and 2010, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

At December 31, 2012 and 2011, respectively, net deferred sales commissions totaled $95 million and $60 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2012 net asset balance for each of the next five years is $39 million, $26 million, $20 million, $9 million and $0 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2012, AllianceBernstein determined that the deferred sales commission asset was not impaired.

In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

CLOSED BLOCKS	12 Months Ended
Dec. 31, 2012
Closed Blocks [Abstract]
CLOSED BLOCKS

5)       CLOSED BLOCK

Summarized financial information for the AXA Equitable Closed Block is as follows:

	December 31,
	2012	2011

	(In Millions)

CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders’ account balances and other	$7,942	$8,121
Policyholder dividend obligation	373	260
Other liabilities	192	86
Total Closed Block liabilities	8,507	8,467

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of
$5,245 and $5,342)	5,741	5,686
Mortgage loans on real estate	1,255	1,205
Policy loans	1,026	1,061
Cash and other invested assets	2	30
Other assets	232	207
Total assets designated to the Closed Block	8,256	8,189

Excess of Closed Block liabilities over assets designated to the Closed Block	251	278

Amounts included in accumulated other comprehensive income (loss):
Net unrealized investment gains (losses), net of deferred income tax
(expense) benefit of $(47) and $(33) and policyholder
dividend obligation of $(373) and $(260)	87	62

Maximum Future Earnings To Be Recognized From Closed Block
Assets and Liabilities	$338	$340

AXA Equitable's Closed Block revenues and expenses follow:

	2012	2011	2010

	(In Millions)

REVENUES:
Premiums and other income	$316	$354	$365
Investment income (loss)	420	438	468
Net investment gains (losses)	(9)	(10)	(23)
Total revenues	727	782	810

BENEFITS AND OTHER DEDUCTIONS:
Policyholders’ benefits and dividends	724	757	776
Other operating costs and expenses	0	2	2
Total benefits and other deductions	724	759	778

Net revenues, before income taxes	3	23	32
Income tax (expense) benefit	(1)	(8)	(11)
Net Revenues (Losses)	$2	$15	$21

A reconciliation of AXA Equitable's policyholder dividend obligation follows:

	December 31,
	2012	2011

	(In Millions)

Balances, beginning of year	$260	$119
Unrealized investment gains (losses)	113	141
Balances, End of year	$373	$260

CONTRACTHOLDER BONUS INTEREST CREDITS	12 Months Ended
Dec. 31, 2012
Contractholder Bonus Interest Credits [Abstract]
Contractholder Bonus Interest Credits

6)       CONTRACTHOLDER BONUS INTEREST CREDITS

Changes in the deferred asset for contractholder bonus interest credits are as follows:

	December 31,
	2012	2011

	(In Millions)

Balance, beginning of year	$718	$772
Contractholder bonus interest credits deferred	30	34
Amortization charged to income	(127)	(88)
Balance, End of Year	$621	$718

FAIR VALUE DISCLOSURES	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
FAIR VALUE DISCLOSURES

7)              FAIR VALUE DISCLOSURES

Assets and liabilities measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2012 and 2011, no assets were required to be measured at fair value on a non-recurring basis.

Fair Value Measurements at December 31, 2012

	Level 1	Level 2	Level 3	Total

	(In Millions)

Assets
Investments:
Fixed maturities, available-for-sale:
Corporate	$6	$22,837	$355	$23,198
U.S. Treasury, government and agency	0	5,180	0	5,180
States and political subdivisions	0	480	50	530
Foreign governments	0	511	19	530
Commercial mortgage-backed	0	0	900	900
Residential mortgage-backed(1)	0	1,940	9	1,949
Asset-backed(2)	0	69	113	182
Redeemable preferred stock	242	881	15	1,138
Subtotal	248	31,898	1,461	33,607
Other equity investments	78	0	77	155
Trading securities	446	1,863	0	2,309
Other invested assets:
Short-term investments	0	98	0	98
Swaps	0	148	0	148
Futures	(2)	0	0	(2)
Options	0	224	0	224
Floors	0	291	0	291
Swaptions	0	502	0	502
Subtotal	(2)	1,263	0	1,261
Cash equivalents	2,289	0	0	2,289
Segregated securities	0	1,551	0	1,551
GMIB reinsurance contracts	0	0	11,044	11,044
Separate Accounts' assets	90,751	2,775	224	93,750
Total Assets	$93,810	$39,350	$12,806	$145,966

Liabilities
GIB and GWBL and other features' liability	0	0	265	265
Total Liabilities	$0	$0	$265	$265

  Includes publicly traded agency pass-through securities and collateralized obligations.
  Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

Fair Value Measurements at December 31, 2011

	Level 1	Level 2	Level 3	Total

	(In Millions)

Assets
Investments:
Fixed maturities, available-for-sale:
Corporate	$7	$22,698	$432	$23,137
U.S. Treasury, government and agency	0	3,948	0	3,948
States and political subdivisions	0	487	53	540
Foreign governments	0	503	22	525
Commercial mortgage-backed	0	0	902	902
Residential mortgage-backed(1)	0	1,632	14	1,646
Asset-backed(2)	0	92	172	264
Redeemable preferred stock	203	813	14	1,030
Subtotal	210	30,173	1,609	31,992
Other equity investments	66	0	77	143
Trading securities	457	525	0	982
Other invested assets:
Short-term investments	0	132	0	132
Swaps	0	177	(2)	175
Futures	(2)	0	0	(2)
Options	0	7	0	7
Floors	0	327	0	327
Swaptions	0	1,029	0	1,029
Subtotal	(2)	1,672	(2)	1,668
Cash equivalents	2,475	0	0	2,475
Segregated securities	0	1,280	0	1,280
GMIB reinsurance contracts	0	0	10,547	10,547
Separate Accounts' assets	83,672	2,532	215	86,419
Total Assets	$86,878	$36,182	$12,446	$135,506

Liabilities
GIB and GWBL and other features' liability	$0	$0	$291	$291
Total Liabilities	$0	$0	$291	$291

       (1)       Includes publicly traded agency pass-through securities and collateralized obligations.

       (2)       Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

In 2012, AFS fixed maturities with fair values of $109 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $17 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.7% of total equity at December 31, 2012. In the first quarter of 2012, one of the Company's private securities went public and as a result, $14 million was transferred from a Level 3 classification to a Level 2 classification. In the third quarter of 2012, $6 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

In 2011, AFS fixed maturities with fair values of $51 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In the second quarter of 2011, $21 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities. In the third quarter of 2011, $3 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2012 and 2011, respectively.

Level 3 Instruments
Fair Value Measurements

		State and
		Political		Commercial	Residential
		Sub-	Foreign	Mortgage-	Mortgage-	Asset-
	Corporate	divisions	Govts	backed	backed	backed

	(In Millions)

Balance, January 1, 2012	$432	$53	$22	$902	$14	$172
Total gains (losses), realized and
unrealized, included in:
Earnings (loss) as:
Net investment income (loss)	2	0	0	2	0	0
Investment gains (losses), net	4	0	0	(105)	0	0
Subtotal	6	0	0	(103)	0	0
Other comprehensive income (loss)	15	(1)	0	128	0	4
Purchases	0	0	0	0	0	0
Issuances	0	0	0	0	0	0
Sales	(47)	(2)	0	(27)	(5)	(25)
Settlements	0	0	0	0	0	0
Transfers into Level 3(2)	17	0	0	0	0	0
Transfers out of Level 3(2)	(68)	0	(3)	0	0	(38)
Balance, December 31, 2012(1)	$355	$50	$19	$900	$9	$113

Balance, January 1, 2011	$320	$49	$21	$1,103	$0	$148
Total gains (losses), realized and
unrealized, included in:
Earnings (loss) as:
Net investment income (loss)	1	0	0	2	0	0
Investment gains (losses), net	0	0	0	(30)	0	1
Subtotal	$1	$0	$0	$(28)	$0	$1
Other comprehensive income (loss)	(2)	5	(1)	(34)	(1)	2
Purchases	117	0	1	0	0	21
Sales	(52)	(2)	0	(139)	(5)	(33)
Transfers into Level 3(2)	100	1	1	0	20	33
Transfers out of Level 3(2)	(52)	0	0	0	0	0
Balance, December 31, 2011(1)	$432	$53	$22	$902	$14	$172

  There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2012 and 2011.
  Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

	Redeem-					GWBL
	able	Other	Other	GMIB	Separate	and Other
	Preferred	Equity	Invested	Reinsurance	Accounts	Features
	Stock	Investments(1)	Assets	Asset	Assets	Liability

	(In Millions)

Balance, January 1, 2012	$14	$77	$(2)	$10,547	$215	$291
Total gains (losses), realized and
unrealized, included in:
Earnings (loss) as:
Net investment income (loss)	0	0	0	0	0	0
Investment gains (losses), net	0	0	0	0	8	0
Increase (decrease) in the fair value
of reinsurance contracts	0	0	0	315	0	0
Policyholders' benefits	0	0	0	0	0	(77)
Subtotal	0	0	0	315	8	(77)
Other comprehensive income (loss)	1	0	2	0	0	0
Purchases	0	0	0	182	6	51
Issuances	0	0	0	0	0	0
Sales	0	0	0	0	(2)	0
Settlements	0	0	0	0	(3)	0
Transfers into Level 3(2)	0	0	0	0	0	0
Transfers out of Level 3(2)	0	0	0	0	0	0
Balance, December 31, 2012	$15	$77	$0	$11,044	$224	$265

Balance, January 1, 2011	$2	$73	$0	$4,606	$207	$94
Total gains (losses), realized and
unrealized, included in:
Earnings (loss) as:
Net investment income (loss)	0	0	(2)	0	0	0
Investment gains (losses), net	0	1	0	0	0	0
Increase (decrease) in the fair value
of reinsurance contracts	0	0	0	5,737	17	0
Policyholders' benefits	0	0	0	0	0	176
Subtotal	$0	$1	$(2)	$5,737	$17	$176
Other comprehensive income (loss)	(1)	6	0	0	0	0
Purchases	0	2	0	204	4	21
Sales	(2)	(5)	0	0	(11)	0
Settlements	0	0	0	0	(2)	0
Transfers into Level 3(2)	15	0	0	0	0	0
Balance, December 31, 2011	$14	$77	$(2)	$10,547	$215	$291

  Includes Trading securities' Level 3 amount.
  Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

The table below details changes in unrealized gains (losses) for 2012 and 2011 by category for Level 3 assets and liabilities still held at December 31, 2012 and 2011, respectively:

	Earnings (Loss)
			Increase
	Net	Investment	(Decrease) in the
	Investment	Gains	Fair Value of		Policy-
	Income	(Losses),	Reinsurance		holders'
	(Loss)	Net	Contracts	OCI	Benefits

	(In Millions)
Level 3 Instruments
Full Year 2012
Still Held at December 31, 2012:(1)
Change in unrealized gains (losses):
Fixed maturities, available-for-sale:
Corporate	$0	$0	$0	$14	$0
State and political subdivisions	0	0	0	(1)	0
Foreign governments	0	0	0	1	0
Commercial mortgage-backed	0	0	0	124	0
Asset-backed	0	0	0	3	0
Other fixed maturities, available-for-sale	0	0	0	0	0
Subtotal	$0	$0	$0	$141	$0
GMIB reinsurance contracts	0	0	497	0	0
Separate Accounts’ assets	0	8	0	0	0
GIB and GWBL and other features’ liability	0	0	0	0	26
Total	$0	$8	$497	$141	$26

Level 3 Instruments
Full Year 2011
Still Held at December 31, 2011:(1)
Change in unrealized gains (losses):
Fixed maturities, available-for-sale:
Corporate	$0	$0	$0	$1	$0
State and political subdivisions	0	0	0	5	0
Foreign governments	0	0	0	(1)	0
Commercial mortgage-backed	0	0	0	(40)	0
Asset-backed	0	0	0	2	0
Other fixed maturities, available-for-sale	0	0	0	(2)	0
Subtotal	$0	$0	$0	$(35)	$0
GMIB reinsurance contracts	0	0	5,941	0	0
Separate Accounts’ assets	0	18	0	0	0
GIB and GWBL and other features’ liability	0	0	0	0	(197)
Total	$0	$18	$5,941	$(35)	$(197)

  There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2012 and 2011.

The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2012.

Quantitative Information about Level 3 Fair Value Measurements
December 31, 2012

	Fair	Valuation	Significant
	Value	Technique	Unobservable Input	Range

Assets:	(In Millions)
Investments:
Fixed maturities, available-for-sale:
Corporate	$94	Matrix pricing model	Spread over the industry-specific
			benchmark yield curve	125 bps - 650 bps

Commercial mortgage-backed	889	Discounted Cash flow	Constant default rate	3.0% - 25.0%
			Probability of default	55.0%
			Loss severity	49.0%
			Discount rate	3.72% - 13.42%

Residential mortgage-backed	1	Matrix pricing model	Spread over U.S. Treasury curve	46 bps

Asset-backed	8	Matrix pricing model	Spread over U.S. Treasury curve	30 bps - 695 bps

Other equity investments	38	Market comparable	Revenue multiple	0.6x - 62.5x
		companies	R&D multiple	1.0x - 30.6x
			Discount rate	18.0%
			Discount years	1 - 2
			Discount for lack of marketability
			and risk factors	40.0% - 60.0%

Separate Accounts' assets	194	Third party appraisal	Capitalization rate	5.5%
			Exit capitalization rate	6.6%
			Discount rate	7.7%

	22	Discounted cash flow	Spread over U.S. Treasury curve	275 bps - 586 bps
			Inflation rate	2.0% - 3.0%
			Discount factor	1.0% - 2.0%

GMIB reinsurance contracts	11,044	Discounted Cash flow	Lapse Rates	1.5% - 8.0%
			Withdrawal Rates	0.2% - 8.0%
			GMIB Utilization Rates	0.0% - 15.0%
			Non-performance risk	13 bps - 45 bps
			Volatility rates - Equity	24.0%- 36.0%

Liabilities:
GMWB/GWBL(1)	$205	Discounted Cash flow	Lapse Rates	1.0% - 8.0%
			Withdrawal Rates	0.0% - 7.0%
			Volatility rates - Equity	24.0% - 36.0%

  Excludes GMAB and GIB liabilities.

Excluded from the table above are approximately $516 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. The fair value measurements of these Level 3 investments comprise approximately 29.3% of total assets classified as Level 3 and represent only 0.4% of total assets measured at fair value on a recurring basis. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

Included in the table above are approximately $94 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3 at December 31, 2012 that is determined by application of a matrix pricing model, representing approximately 26.5% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

Commercial mortgage-backed securities classified as Level 3 consist of holdings subordinate to the AAA-tranche position and for which the Company applies a discounted cash flow methodology to measure fair value. The process for determining fair value first adjusts the contractual principal and interest payments to reflect performance expectations and then discounts the securities' cash flows to reflect an appropriate risk-adjusted return. The significant unobservable inputs used in these fair value measurements are default rate and probability, loss severity, and the discount rate. An increase either in the cumulative default rate, probability of default, or loss severity would result in a decrease in the fair value of these securities; generally, those assumptions would change in a directionally similar manner. A decrease in the discount rate would result in directionally inverse movement in the fair value measurement of these securities.

Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the table above are approximately 11.1% of the total fair value of these Level 3 securities at December 31, 2012 that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the table above are approximately 7.1% of the total fair value of these Level 3 securities at December 31, 2012 that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AllianceBernstein for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 are approximately $30 million private venture capital fund-of-fund investments of AllianceBernstein for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2012, AllianceBernstein's aggregate unfunded commitments to these investments were approximately $12 million.

Separate Accounts' assets classified as Level 3 primarily consist of private equity investments with fair value of approximately $198 million, including approximately $194 million fair value investment in a private real estate fund, as well as mortgage loans with fair value of approximately $18 million. Third party appraisal is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach also is applied to determine the approximately $4 million fair value of the other private equity investment and for which the significant unobservable assumptions are an inflation rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the inflation rate would have directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans, a significant increase (decrease) in the assumed spread over US Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 at December 31, 2012 consist of mortgage- and asset-backed securities with fair values of approximately $4 million and $4 million, respectively, and for which those measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in equity and interest rate volatility would increase the asset.

The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in equity and interest rate volatility would increase these liabilities.

The carrying values and fair values at December 31, 2012 and 2011 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

	December 31, 2012
	Carrying	Fair Value
	Value	Level 1	Level 2	Level 3	Total

	(In Millions)

Mortgage loans on real estate	$5,059	$0	$0	$5,249	$5,249
Other limited partnership interests	1,514	0	0	1,514	1,514
Loans to affiliates	1,037	0	784	402	1,186
Policyholders liabilities: Investment contracts	2,494	0	0	2,682	2,682
Long-term debt	200	0	236	0	236
Loans from affiliates	1,325	0	1,676	0	1,676

	December 31, 2011
	Carrying	Fair
	Value	Value

	(In Millions)

Mortgage loans on real estate	$4,281	$4,432
Other limited partnership interests	1,582	1,582
Loans to affiliates	1,041	1,097
Policyholders liabilities: Investment contracts	2,549	2,713
Long-term debt	200	220
Loans from affiliates	1,325	1,485

GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES	12 Months Ended
Dec. 31, 2012
Gmdb Gmib Gwbl And No Lapse Guarantee Features [Abstract]
GMDB GMIB GWBL AND NO LAPSE GUARANTEE FEATURES

8)       GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

A) Variable Annuity Contracts – GMDB, GMIB, GIB and GWBL and Other Features

The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

  Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

  Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

  Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

  Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

  Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

	GMDB	GMIB	Total

	(In Millions)

Balance at January 1, 2010	$1,087	$1,558	$2,645
Paid guarantee benefits	(208)	(45)	(253)
Other changes in reserve	386	798	1,184
Balance at December 31, 2010	1,265	2,311	3,576
Paid guarantee benefits	(203)	(47)	(250)
Other changes in reserve	531	1,866	2,397
Balance at December 31, 2011	1,593	4,130	5,723
Paid guarantee benefits	(288)	(77)	(365)
Other changes in reserve	467	508	975
Balance at December 31, 2012	$1,772	$4,561	$6,333

Related GMDB reinsurance ceded amounts were:

GMDB

(In Millions)

Balance at January 1, 2010	$405
Paid guarantee benefits	(81)
Other changes in reserve	209
Balance at December 31, 2010	533
Paid guarantee benefits	(81)
Other changes in reserve	264
Balance at December 31, 2011	716
Paid guarantee benefits	(127)
Other changes in reserve	255
Balance at December 31, 2012	$844

The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

The December 31, 2012 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

	Return
	of
	Premium	Ratchet	Roll-Up	Combo	Total

	(Dollars In Millions)
GMDB:
Account values invested in:
General Account	$12,817	$223	$102	$467	$13,609
Separate Accounts	$30,349	$7,419	$3,722	$34,536	$76,026
Net amount at risk, gross	$756	$784	$2,722	$13,931	$18,193
Net amount at risk, net of
amounts reinsured	$756	$480	$1,843	$5,617	$8,696
Average attained age of
contractholders	48.5	63.8	69.4	64.6	52.9
Percentage of contractholders
over age 70	8.1%	29.3%	49.9%	30.8%	14.8%
Range of contractually
specified interest rates	N/A	N/A	3.0% - 6.0%	3.0% - 6.5%	3.0% - 6.5%

GMIB:
Account values invested in:
General Account	N/A	N/A	$23	$562	$585
Separate Accounts	N/A	N/A	$2,488	$46,378	$48,866
Net amount at risk, gross	N/A	N/A	$1,995	$10,208	$12,203
Net amount at risk, net of
amounts reinsured	N/A	N/A	$593	$2,753	$3,346
Weighted average years
remaining until annuitization	N/A	N/A	0.3	4.4	4.2
Range of contractually
specified interest rates	N/A	N/A	3.0% - 6.0%	3.0% - 6.5%	3.0% - 6.5%

The liability for GIB and GWBL and other features, not included above, was $265 million and $291 million at December 31, 2012 and 2011, respectively, which are accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

Investment in Variable Insurance Trust Mutual Funds

	December 31,
	2012	2011

	(In Millions)
GMDB:
Equity	$52,633	$46,207
Fixed income	3,748	3,810
Balanced	19,102	19,525
Other	543	652
Total	$76,026	$70,194

GMIB:
Equity	$33,361	$29,819
Fixed income	2,335	2,344
Balanced	12,906	13,379
Other	264	345
Total	$48,866	$45,887

C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator® series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2012, the total account value and net amount at risk of the hedged variable annuity contracts were $38,029 million and $7,035 million, respectively, with the GMDB feature and $21,615 million and $2,761 million, respectively, with the GMIB feature.

These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee

The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

		Reinsurance
	Direct Liability	Ceded	Net

	(In Millions)

Balance at January 1, 2010	$255	$(174)	$81
Other changes in reserves	120	(57)	63
Balance at December 31, 2010	375	(231)	144
Other changes in reserves	95	(31)	64
Balance at December 31, 2011	470	(262)	208
Other changes in reserves	86	(48)	38
Balance at December 31, 2012	$556	$(310)	$246

REINSURANCE AGREEMENTS	12 Months Ended
Dec. 31, 2012
Reinsurance Agreements [Abstract]
REINSURANCE AGREEMENTS

9)       REINSURANCE AGREEMENTS

The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

At December 31, 2012, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.2% and 47.0%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 21.3% and 51.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2012 and 2011 were $11,044 million and $10,547 million, respectively. The increases (decreases) in estimated fair value were $497 million, $5,941 million and $2,350 million for 2012, 2011 and 2010, respectively.

At December 31, 2012 and 2011, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,465 million and $2,383 million, of which $1,964 million and $1,959 million related to two specific reinsurers, which are rated A/AA- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2012 and 2011, affiliated reinsurance recoverables related to insurance contracts amounted to $1,383 million and $1,159 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations.  The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

Reinsurance payables related to insurance contracts totaling $73 million and $73 million are included in other liabilities in the consolidated balance sheets at December 31, 2012 and 2011, respectively.

The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $160 million and $177 million at December 31, 2012 and 2011, respectively.

The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2012 and 2011 were $752 million and $703 million, respectively.

The following table summarizes the effect of reinsurance:

	2012	2011	2010

	(In Millions)

Direct premiums	$873	$908	$903
Reinsurance assumed	219	210	213
Reinsurance ceded	(578)	(585)	(586)
Premiums	$514	$533	$530

Universal Life and Investment-type Product Policy Fee Income Ceded	$234	$221	$210
Policyholders' Benefits Ceded	$667	$510	$536

Individual Disability Income and Major Medical

Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $86 million and $92 million at December 31, 2012 and 2011, respectively. At December 31, 2012 and 2011, respectively, $1,704 million and $1,684 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

	2012	2011	2010

	(In Millions)

Incurred benefits related to current year	$16	$24	$30
Incurred benefits related to prior years	14	18	10
Total Incurred Benefits	$30	$42	$40

Benefits paid related to current year	$21	$15	$12
Benefits paid related to prior years	16	24	30
Total Benefits Paid	$37	$39	$42

SHORT-TERM AND LONG-TERM DEBT	12 Months Ended
Dec. 31, 2012
Short Term And Long Term Debt [Abstract]
SHORT TERM AND LONG TERM DEBT

10)       SHORT-TERM AND LONG-TERM DEBT

Short-term and long-term debt consists of the following:

	December 31,
	2012	2011

	(In Millions)

Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.5% and 0.2%)	$323	$445
Total short-term debt	323	445

Long-term debt:
AXA Equitable:
Surplus Notes, 7.7%, due 2015	200	200
Total long-term debt	200	200

Total Short-term and Long-term Debt	$523	$645

Short-term Debt

AXA Equitable is a member of the Federal Home Loan Bank of New York (“FHLBNY”), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12 million, as of December 31, 2012). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2012, there were no outstanding borrowings from FHLBNY.

In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the “AB Credit Facility”) with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

The AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the AB Credit Facility and management expects to draw on the AB Credit Facility from time to time.

The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

The AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million (“accordion feature”), any such increase being subject to the consent of the affected lenders. Amounts under the AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate (“LIBOR”); a floating base rate; or the Federal Funds rate.

On January 17, 2012, the AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

As of December 31, 2012 and 2011, AllianceBernstein had no amounts outstanding under the AB Credit Facility or the previous revolving credit facilities, respectively.

In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

Long-term Debt

At December 31, 2012, the Company was not in breach of any long-term debt covenants.

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

11)       RELATED PARTY TRANSACTIONS

Loans to Affiliates

In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

In June 2009, AXA Equitable sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

Loans from Affiliates

In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

Other Transactions

In October 2012, AXA Equitable sold its 50% interest in a real estate joint venture supporting the Wind-up Annuities line of business to 1285 Holdings, LLC, a non-insurance subsidiary of AXA Financial in exchange for $402 million in cash. The $195 million after-tax excess of the real estate joint venture's fair value over its carrying value has been accounted for as a capital contribution to AXA Equitable. In connection with this sale, the Company recognized a $226 million pre-tax premium deficiency reserve related to the Wind-up Annuities line of business.

In August 2012, the Company purchased agricultural mortgage loans from MONY Life Insurance Company (“MONY Life”) and MONY Life Insurance Company of America (“MLOA”), both of which are wholly-owned subsidiaries of AXA Financial, for a purchase price of $109 million.

The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $37 million, $14 million and $59 million, respectively, for 2012, 2011 and 2010.

In 2012, 2011 and 2010, respectively, the Company paid AXA Distribution and its subsidiaries $684 million, $641 million and $647 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $348 million, $413 million and $428 million, respectively, for their applicable share of operating expenses in 2012, 2011 and 2010, pursuant to the Agreements for Services.

The Company currently reinsures to AXA RE Arizona Company (formerly AXA Bermuda, which during second quarter 2012, redomesticated from Bermuda to Arizona and changed its name to AXA RE Arizona Company) (“AXA Arizona”) a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2012 and 2011, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,888 million and $8,129 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2012, 2011 and 2010 related to the UL and no lapse guarantee riders totaled approximately $484 million, $484 million and $477 million, respectively. Ceded claims paid in 2012, 2011 and 2010 were $68 million, $31 million and $39 million, respectively.

Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2012, 2011 and 2010 under this arrangement totaled approximately $0 million, $1 million and $0 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $0 million, $0 million and $0 million, respectively.

AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2012, 2011 and 2010 totaled approximately $9 million, $9 million and $9 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $1 million, $1 million and $1 million, respectively.

Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2012, 2011 and 2010 from AXA Equitable Life and Annuity Company totaled approximately $7 million, $8 million and $7 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $5 million, $4 million and $4 million, respectively. Premiums earned in 2012, 2011 and 2010 from U.S. Financial Life Insurance Company (“USFL”) totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $7 million, $8 million and $10 million, respectively.

Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $161 million, $152 million and $160 million in 2012, 2011 and 2010, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $26 million, $22 million and $51 million in 2012, 2011 and 2010, respectively. The net receivable related to these contracts was approximately $8 million and $15 million at December 31, 2012 and 2011, respectively.

Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

	2012	2011	2010

	(In Millions)

Investment advisory and services fees	$886	$840	$778
Distribution revenues	401	352	339
Other revenues - shareholder servicing fees	89	92	93
Other revenues - other	5	6	5

EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2012
Employee Benefit Plans [Abstract]
EMPLOYEE BENEFIT PLANS

12)       EMPLOYEE BENEFIT PLANS

Pension Plans

AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain qualified part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

For 2012, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $260 million and $5 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended by the Pension Protection Act of 2006 (the “Pension Act”), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2012, no minimum contribution is required to be made in 2013 under ERISA, as amended by the Pension Act, but management is currently evaluating if it will make contributions during 2013. AllianceBernstein currently estimates that it will contribute $4 million to its pension plan during 2013.

Components of net periodic pension expense for the Company's qualified plans were as follows:

	2012	2011	2010

	(In Millions)

Service cost	$40	$41	$37
Interest cost	109	122	129
Expected return on assets	(146)	(120)	(115)
Actuarial (gain) loss	1	0	0
Net amortization	164	145	125
Plan amendments and additions	0	0	13
Net Periodic Pension Expense	$168	$188	$189

Changes in the Projected Benefit Obligation (“PBO”) of the Company's qualified plans were comprised of:

	December 31,
	2012	2011

	(In Millions)

Projected benefit obligation, beginning of year	$2,626	$2,424
Service cost	32	30
Interest cost	109	122
Actuarial (gains) losses	219	229
Benefits paid	(187)	(179)
Plan amendments and additions	(2)	0
Projected Benefit Obligation, End of Year	$2,797	$2,626

The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

	December 31,
	2012	2011

	(In Millions)

Pension plan assets at fair value, beginning of year	$2,093	$1,529
Actual return on plan assets	231	77
Contributions	265	672
Benefits paid and fees	(193)	(185)
Pension plan assets at fair value, end of year	2,396	2,093
PBO	2,797	2,626
Excess of PBO Over Pension Plan Assets	$(401)	$(533)

Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $401 million and $533 million at December 31, 2012 and 2011, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,797 million and $2,396 million, respectively, at December 31, 2012 and $2,626 million and $2,093 million, respectively, at December 31, 2011. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,761 million and $2,396 million, respectively, at December 31, 2012 and $2,593 million and $2,093 million, respectively, at December 31, 2011. The accumulated benefit obligation for all defined benefit pension plans was $2,761 million and $2,593 million at December 31, 2012 and 2011, respectively.

The following table discloses the amounts included in AOCI at December 31, 2012 and 2011 that have not yet been recognized as components of net periodic pension cost:

	December 31,
	2012	2011

	(In Millions)

Unrecognized net actuarial (gain) loss	$1,650	$1,679
Unrecognized prior service cost (credit)	4	7
Total	$1,654	$1,686

The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $165 million and $1 million, respectively.

The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2012 and 2011:

	December 31,
	2012	2011

	(In Millions)

Fixed Maturities	52.8%	52.4%
Equity Securities	36.5	36.3
Equity real estate	8.4	9.3
Cash and short-term investments	2.3	2.0
Total	100.0%	100.0%

The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2012, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

In 2012, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk.  These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2012 and 2011, respectively.

December 31, 2012:	Level 1	Level 2	Level 3	Total

Asset Categories	(In Millions)
Fixed Maturities:
Corporate	$0	$849	$0	$849
U.S. Treasury, government and agency	0	410	0	410
States and political subdivisions	0	18	0	18
Other structured debt	0	0	5	5
Common and preferred equity	751	62	0	813
Mutual funds	35	0	0	35
Private real estate investment funds	0	0	3	3
Private real estate investment trusts	0	11	197	208
Cash and cash equivalents	25	0	0	25
Short-term investments	0	30	0	30
Total	$811	$1,380	$205	$2,396

December 31, 2011:	Level 1	Level 2	Level 3	Total

Asset Categories	(In Millions)
Fixed Maturities:
Corporate	$0	$797	$0	$797
U.S. Treasury, government and agency	0	275	0	275
States and political subdivisions	0	11	0	11
Other structured debt	0	0	6	6
Common and preferred equity	712	2	0	714
Mutual funds	33	0	0	33
Private real estate investment funds	0	0	4	4
Private investment trusts	0	29	183	212
Cash and cash equivalents	1	1	0	2
Short-term investments	7	32	0	39
Total	$753	$1,147	$193	$2,093

At December 31, 2012, assets classified as Level 1, Level 2, and Level 3 comprise approximately 33.9%, 57.5% and 8.6%, respectively, of qualified pension plan assets. At December 31, 2011, assets classified as Level 1, Level 2 and Level 3 comprised approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $3 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2012 and 2011, respectively.

		Private
		Real Estate	Private
	Fixed	Investment	Investment	Common
	Maturities(1)	Funds	Trusts	Equity	Total

	(In Millions)

Balance at January 1, 2012	$6	$4	$183	$0	$193
Actual return on plan assets:
Relating to assets still held
at December 31, 2012	0	0	14	0	14
Purchases/issues	0	0	0	0	0
Sales/settlements	(1)	(1)	0	0	(2)
Transfers into/out of Level 3	0	0	0	0	0
Balance at December 31, 2012	$5	$3	$197	$0	$205

Balance at January 1, 2011	$6	$13	$163	$0	$182
Actual return on plan assets:
Relating to assets still held
at December 31, 2011	0	3	20	0	23
Purchases/issues	0	0	0	1	1
Sales/settlements	0	(12)	0	(1)	(13)
Transfers into/out of Level 3	0	0	0	0	0
Balance at December 31, 2011	$6	$4	$183	$0	$193

(1)       Includes commercial mortgage- and asset-backed securities and other structured debt.

The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits' obligations at December 31, 2012 and 2011 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2012 and 2011.

	2012	2011

Discount rates:
Benefit obligation	3.50%	4.25%
Periodic cost	4.25%	5.25%

Rates of compensation increase:
Benefit obligation and periodic cost	6.00%	6.00%

Expected long-term rates of return on pension plan assets (periodic cost)	6.75%	6.75%

The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $12 million, $13 million and $14 million for 2012, 2011 and 2010, respectively.

The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2013, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2012 and include benefits attributable to estimated future employee service.

Pension
Benefits

(In Millions)

2013	$193
2014	203
2015	202
2016	200
2017	197
Years 2018-2022	936

Health Plans

The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the “Health Acts”), signed into law in March 2010, have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Management, in consultation with its actuarial advisors in respect of the Plan, has concluded the Health Acts have no material impact on the calculations on future benefit levels due to the caps on the Company subsidy. Any increases in plan cost, including those associated under the Excise Tax on high cost plans, are anticipated to be passed on to retirees.

Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act (“MMA”) in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is “actuarially equivalent” to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million in 2011.

SHARE-BASED AND OTHER COMPENSATION PROGRAMS	12 Months Ended
Dec. 31, 2012
Shared Based And Other Compensation Programs [Abstract]
SHARE BASED AND OTHER COMPENSATION PROGRAMS

13)       SHARE-BASED AND OTHER COMPENSATION PROGRAMS

AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

For 2012, 2011 and 2010, respectively, the Company recognized compensation costs of $194 million, $416 million and $199 million for share-based payment arrangements as further described herein.

U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the “Stock Option Plan”) and are granted AXA performance units under the AXA Performance Unit Plan (the “Performance Unit Plan”).

Performance Units. On March 16, 2012, under the terms of the AXA Performance Unit Plan 2012, AXA awarded approximately 2.3 million unearned performance units to employees of AXA Equitable. The extent to which 2012-2013 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled in cash on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 15, 2015. In 2012, the expense associated with the March 16, 2012 grant of performance units was approximately $11 million.

On April 12, 2012, cash distributions of approximately $9 million were made to AXA Equitable active and former employees in settlement of 539,406 performance units, representing 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. The remaining earned performance units vest with continued service to March 19, 2013, the third anniversary of the date of grant, with limited exception for retirement, death, or disability, and will be valued using the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars at the Euro to U.S. dollar exchange rate on March 18, 2013. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of that settlement.

On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units of approximately $11 million and $2 million, respectively.

On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares were sourced from Treasury shares.

On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2012, 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $620,000, $2 million and $8 million, respectively.

On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

For 2012, 2011 and 2010, the Company recognized compensation costs of $24 million, $2 million and $16 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2012 and 2011 was $58 million and $24 million, respectively. Approximately 4,968,118 outstanding performance units are at risk to achievement of 2012 performance criteria, primarily representing the grant of March 16, 2012 for which cumulative average 2012-2013 performance targets will determine the number of performance units earned and including one-half of the award granted on March 18, 2011.

Option Plans. On March 16, 2012, approximately 900,790 options to purchase AXA ordinary shares were granted to AXA Equitable employees under the terms of the Stock Option Plan at an exercise price of 12.22 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 370,426 of the total options awarded on March 16, 2012 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 16, 2012 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.48 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 39.89%, a weighted average expected term of 5.6 years, an expected dividend yield of 7.54% and a risk-free interest rate of 1.8%. The total fair value of these options (net of expected forfeitures) of approximately $2 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2012, the expense associated with the March 16, 2012 grant of options was approximately $790,754.

On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $1 million and $2 million, respectively.

On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2012, 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $662,000, $1 million and $3 million, respectively.

The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the “Stock Incentive Plan”) is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2012 follows:

	Options Outstanding
	AXA Ordinary Shares		AXA ADRs(3)		AllianceBernstein Holding Units
		Weighted		Weighted		Weighted
	Number	Average	Number	Average	Number	Average
	Outstanding	Exercise	Outstanding	Exercise	Outstanding	Exercise
	(In Millions)	Price	(In Millions)	Price	(In Millions)	Price

Options outstanding at
January 1, 2012	18.1	€19.40	7.6	$18.47	9.0	$39.63
Options granted	1.2	€12.68	0.0	$0	0.1	$14.58
Options exercised	(0.1)	€10.09	(1.1)	$12.04	0.0	$0.00
Options forfeited, net	(1.1)	€19.46	(1.5)	$18.19	0.0	$0.00
Options expired	0	0	0	0	(0.5)	$32.34
Options Outstanding at
December 31, 2012	18.1	€21.00	5.0	$20.01	8.6	$39.77
Aggregate Intrinsic
Value(1)		€0 (2)		$1.1		$0 (2)
Weighted Average
Remaining
Contractual Term
(in years)	5.17		1.62		5.8
Options Exercisable at
December 31, 2012	12.8	€23.94	5.0	$20.03	4.2	33.85
Aggregate Intrinsic
Value(1)		€0 (2)		$1.1		$0 (2)
Weighted Average
Remaining
Contractual Term
(in years)	4.06		1.60		5.7

  Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2012 of the respective underlying shares over the strike prices of the option awards.
  The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
  AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

Cash proceeds received from employee and financial professional exercises of stock options in 2012 was $14 million. The intrinsic value related to employee and financial professional exercises of stock options during 2012, 2011 and 2010 were $5 million, $3 million and $3 million, respectively, resulting in amounts currently deductible for tax purposes of $2 million, $1 million and $1 million, respectively, for the periods then ended. In 2012, 2011 and 2010, windfall tax benefits of approximately $2 million, $1 million and $1 million, respectively, resulted from employee and financial professional exercises of stock option awards.

At December 31, 2012, AXA Financial held 534,628 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.22 per share, of which approximately 436,695 were designated to fund future exercises of outstanding stock options and approximately 97,933 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2012, 2011 and 2010, respectively.

	AXA Ordinary Shares			AllianceBernstein Holding Units
	2012	2011	2010	2012	2011	2010

Dividend yield	7.54%	7.00%	6.98%	6.20%	5.40%	7.2 - 8.2%

Expected volatility	39.89%	33.90%	36.5%	49.20%	47.30%	46.2 - 46.6%

Risk-free interest rates	1.80%	3.13%	2.66%	0.70%	1.9%	2.2 - 2.3%

Expected life in years	5.6	6.4	6.4	6.0	6.0	6.0

Weighted average fair value per
option at grant date	$2.48	$2.49	$3.54	$3.67	$5.98	$6.18

For 2012, 2011 and 2010, the Company recognized compensation costs for employee stock options of $9 million, $26 million, and $16 million, respectively. As of December 31, 2012, approximately $2 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 0.8 years.

Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the “Equity Plan”), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

For 2012, 2011 and 2010, respectively, the Company recognized compensation costs of $13 million, $378 million and $149 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2012, approximately 19 million restricted shares and Holding units remain unvested. At December 31, 2012, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 4.0 years.

The following table summarizes unvested restricted stock activity for 2012.

		Weighted
	Shares of	Average
	Restricted	Grant Date
	Stock	Fair Value

Unvested as of January 1, 2012	243,572	$30.22
Granted	27,218	$13.23
Vested	93,789	$30.93
Forfeited	0	0
Unvested as of December 31, 2012	177,001	$27.23

unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011 and 2010, respectively, the Company recognized compensation expense of approximately $1 million and $2 million in respect of this grant of AXA Miles.

Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense for 2012, 2011 and 2010 was $1 million, $1 million and $0 million, respectively.

AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC (“ACMC”), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest in 2011.

In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

AllianceBernstein engages in open-market purchases of AllianceBernstein Holding L.P. (“AB Holding”) units (“Holding units”) to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2012 and 2011, AllianceBernstein purchased 15.7 million and 13.5 million Holding units for $238 million and $221 million respectively. These amounts reflect open-market purchases of 12.3 million and 11.1 million Holding units for $182 million and $192 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

AllianceBernstein granted to employees and Eligible Directors 12.1 million (including 8.7 million restricted Holding units granted in January 2012 for 2011 year-end awards) and 1.7 million restricted Holding awards during 2012 and 2011, respectively. To fund these awards, AllianceBernstein allocated previously repurchased Holding units that had been held in the consolidated rabbi trust.

The 2012 and 2011 long-term incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, 6.5 million restricted Holding unit awards for the December 2012 awards and 8.7 million restricted Holding unit awards for the December 2011 awards were awarded and allocated as such within the consolidated rabbi trust in January 2013 and 2012, respectively. There were approximately 17.9 million and 12.0 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2012 and January 31, 2013, respectively. The purchases and issuances of Holding units resulted in an increase of $60 million and $54 million in Capital in excess of par value during 2012 and 2011, respectively, with a corresponding decrease of $60 million and $54 million in Noncontrolling interest.

The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $147 million, $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million) and $208 million for 2012, 2011 and 2010, respectively. The cost of the 2012 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan (“2010 Plan”), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly issued Holding units. As of December 31, 2012, 210,591 options to buy Holding units had been granted and 25 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 35 million Holding units were available for grant as of December 31, 2012.

AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan - AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
INCOME TAXES

14)       INCOME TAXES

A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

	2012	2011	2010

	(In Millions)

Income tax (expense) benefit:
Current (expense) benefit	$(233)	$40	$(34)
Deferred (expense) benefit	391	(1,338)	(755)
Total	$158	$(1,298)	$(789)

The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

	2012	2011	2010

	(In Millions)

Expected income tax (expense) benefit	$(20)	$(1,443)	$(1,137)
Noncontrolling interest	37	(36)	66
Separate Accounts investment activity	94	83	53
Non-taxable investment income (loss)	24	8	15
Adjustment of tax audit reserves	(2)	(7)	(13)
State income taxes	7	7	(5)
AllianceBernstein Federal and foreign taxes	10	(13)	(3)
Tax settlement	0	84	99
ACMC conversion	0	0	135
Other	8	19	1
Income tax (expense) benefit	$158	$(1,298)	$(789)

The Internal Revenue Service (“IRS”) completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during the third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million.

AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

Due to the conversion in 2010 of ACMC, Inc. from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction (“DRD”). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the “Treasury”) indicated that it would address the computational issues in a regulation project. However, the Treasury 2012-2013 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

The components of the net deferred income taxes are as follows:

	December 31, 2012		December 31, 2011
	Assets	Liabilities	Assets	Liabilities

	(In Millions)

Compensation and related benefits	$207	$0	$248	$0
Reserves and reinsurance	0	2,419	0	3,060
DAC	0	960	0	891
Unrealized investment gains or losses	0	739	0	418
Investments	0	1,137	0	1,101
Alternative minimum tax credits	157	0	242	0
Other	0	57	79	0
Total	$364	$5,312	$569	$5,470

The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2012, $245 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $92 million would need to be provided if such earnings were remitted.

At December 31, 2012, the total amount of unrecognized tax benefits was $678 million, of which $522 million would affect the effective rate and $156 million was temporary in nature. At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2012 and 2011 were $105 million and $97 million, respectively. For 2012, 2011 and 2010, respectively, there were $4 million, $14 million and $10 million in interest expense related to unrecognized tax benefits.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	2012	2011	2010

	(In Millions)

Balance at January 1,	$453	$434	$577
Additions for tax positions of prior years	740	337	168
Reductions for tax positions of prior years	(620)	(235)	(266)
Additions for tax positions of current year	0	1	1
Settlements with tax authorities	0	(84)	(46)
Balance at December 31,	$573	$453	$434

In 2012, the Internal Revenue Service commenced the examination of the 2006 and 2007 tax years. An appeal of the 2004 and 2005 tax years is pending at the Appeals Office of the IRS. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME	12 Months Ended
Dec. 31, 2012
Accumulated Other Comprehensive Income Loss [Abstract]
ACCUMULATED OTHER COMPREHENSIVE INCOME LOSS

15)       ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

	December 31,
	2012	2011	2010

	(In Millions)

Unrealized gains (losses) on investments	$1,352	$772	$406
Defined benefit pension plans	(1,056)	(1,082)	(1,008)
Total accumulated other comprehensive income (loss)	296	(310)	(602)
Less: Accumulated other comprehensive (income) loss attributable
to noncontrolling interest	21	13	(8)
Accumulated Other Comprehensive Income (Loss) Attributable
to AXA Equitable	$317	$(297)	$(610)

The components of OCI for the past three years follow:

	2012	2011	2010

	(In Millions)

Net unrealized gains (losses) on investments:
Net unrealized gains (losses) arising during the year	$1,013	$879	$646
(Gains) losses reclassified into net earnings (loss) during the year	91	28	189
Net unrealized gains (losses) on investments	1,104	907	835
Adjustments for policyholders liabilities, DAC, deferred income
taxes and insurance liability loss recognition	(524)	(541)	(376)
Change in unrealized gains (losses), net of adjustments	580	366	459
Change in defined benefit pension plans	26	(74)	(40)
Total other comprehensive income (loss), net of income taxes	606	292	419
Less: Other comprehensive (income) loss attributable
to noncontrolling interest	8	21	7
Other Comprehensive Income (Loss) Attributable
to AXA Equitable	$614	$313	$426

COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2012
Commitments And Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

16)       COMMITMENTS AND CONTINGENT LIABILITIES

Debt Maturities

At December 31, 2012, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2013 and 2014, $200 million for 2015 and $0 million thereafter.

Leases

The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2013 and the four successive years are $214 million, $208 million, $204 million, $199 million, $197 million and $1,409 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2013 and the four successive years is $22 million, $24 million, $24 million, $24 million, $25 million and $137 million thereafter.

Restructuring

As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2012 and 2011, respectively, AXA Equitable recorded $30 million and $55 million pre-tax charges related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

	December 31,
	2012	2011	2010

	(In Millions)

Balance, beginning of year	$44	$11	$20
Additions	54	79	13
Cash payments	(46)	(43)	(17)
Other reductions	0	(3)	(5)
Balance, End of Year	$52	$44	$11

During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space.

During 2012, AllianceBernstein completed a comprehensive review of its worldwide office locations and initiated a space consolidation plan. As a result, AllianceBernstein recorded pre-tax real estate charges of $223 million that reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges.

Guarantees and Other Commitments

The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2012, these arrangements include commitments by the Company to provide equity financing of $355 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2012. The Company had $328 million of commitments under existing mortgage loan agreements at December 31, 2012.

The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator® products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Arizona, a wholly-owned subsidiary of AXA Financial.

AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the “Trust") ($9,635 million at December 31, 2012) and/or letters of credit ($2,626 million at December 31, 2012). Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2012, AllianceBernstein had funded $23 million of its revised commitment of $35 million.

During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the “Real Estate Fund”), AllianceBernstein committed to invest $25 million in the Real Estate Fund.  As of December 31, 2012, AllianceBernstein had funded $9 million of this commitment.

During 2012, AllianceBernstein entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2012, AllianceBernstein had funded $8 million of this commitment.

LITIGATION	12 Months Ended
Dec. 31, 2012
Litigation [Abstract]
LITIGATION

17)       LITIGATION

Insurance Litigation

A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“FMG LLC”). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment.  In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. FMG LLC. The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to FMG LLC for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford lawsuits, the parties and the Court agreed to consolidate the two lawsuits.

Insurance Regulatory Matters

AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable is also under audit by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File (“DMF”) or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed a number of reports with the NYSDFS related to its request. A number of life insurance industry companies have received a multistate targeted market conduct examination notice issued on behalf of various U.S. state insurance departments reviewing use of the DMF, claims processing and payments to beneficiaries. In December 2012, AXA Equitable received an examination notice on behalf of at least six insurance departments. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments, and the payment of examination costs. In addition, AXA Equitable, along with other life insurance industry companies, is subject to lawsuits that may be filed by state regulatory agencies or other litigants.

AllianceBernstein Litigation

During first quarter 2012, AllianceBernstein received a legal letter of claim (the “Letter of Claim”) sent on behalf of a former European pension fund client, alleging that AllianceBernstein Limited (a wholly-owned subsidiary of AllianceBernstein organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to AllianceBernstein's initial investment in and management of a £500 million portfolio of U.S. mortgage-backed securities. The alleged damages range between $177 million and $234 million plus compound interest on an alleged $125 million of realized losses in the portfolio. AllianceBernstein believes that it has strong defenses to these claims, which are set forth in AllianceBernstein's October 12, 2012 response to the Letter of Claim, and will defend this matter vigorously.

____________________________________________________________________________

In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These matters involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such matters. Some of these matters filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

INSURANCE GROUP STATUTORY FINANCIAL INFORMATION	12 Months Ended
Dec. 31, 2012
Insurance Group Statutory Financial Information [Abstract]
Statutory Accounting Practices Disclosure [Table Text Block]

18)       INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $469 million during 2013. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2012, 2011 and 2010, respectively, the Insurance Group's statutory net income (loss) totaled $602 million, $967 million and $(510) million. Statutory surplus, capital stock and Asset Valuation Reserve (“AVR”) totaled $5,178 million and $4,845 million at December 31, 2012 and 2011, respectively. In 2012, 2011 and 2010, respectively, AXA Equitable paid $362 million, $379 million and $300 million in shareholder dividends.

At December 31, 2012, AXA Equitable, in accordance with various government and state regulations, had $81 million of securities on deposit with such government or state agencies.

In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2013 will approximate $71 million.

At December 31, 2012 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2012.

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles (“SAP”) and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

	December 31,
	2012	2011	2010

	(In Millions)

Net change in statutory surplus and capital stock	$64	$824	$685
Change in AVR	269	(211)	(291)
Net change in statutory surplus, capital stock and AVR	333	613	394
Adjustments:
Future policy benefits and policyholders' account balances	(508)	(270)	(61)
DAC	142	(2,861)	981
Deferred income taxes	798	(1,272)	(1,089)
Valuation of investments	(377)	16	145
Valuation of investment subsidiary	(306)	590	366
Increase (decrease) in the fair value of the reinsurance contract asset	497	5,941	2,350
Pension adjustment	(41)	111	56
Premiums and benefits ceded to AXA Arizona	(126)	(156)	(1,099)
Shareholder dividends paid	362	379	300
Changes in non-admitted assets	(489)	(154)	(64)
Other, net	(190)	(10)	(55)
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable	$95	$2,927	$2,224

	December 31,
	2012	2011	2010

	(In Millions)

Statutory surplus and capital stock	$4,689	$4,625	$3,801
AVR	489	220	431
Statutory surplus, capital stock and AVR	5,178	4,845	4,232
Adjustments:
Future policy benefits and policyholders' account balances	(3,642)	(2,456)	(2,015)
DAC	3,728	3,545	6,503
Deferred income taxes	(5,330)	(5,357)	(4,117)
Valuation of investments	3,271	2,266	1,658
Valuation of investment subsidiary	(137)	231	(657)
Fair value of reinsurance contracts	11,044	10,547	4,606
Deferred cost of insurance ceded to AXA Arizona	2,646	2,693	2,904
Non-admitted assets	467	510	761
Issuance of surplus notes	(1,525)	(1,525)	(1,525)
Other, net	(264)	(459)	(521)
U.S. GAAP Total Equity Attributable to AXA Equitable	$15,436	$14,840	$11,829

	December 31,
	2012	2011	2010

	(In Millions)

Statutory surplus and capital stock	$4,689	$4,625	$3,801
AVR	489	220	431
Statutory surplus, capital stock and AVR	5,178	4,845	4,232
Adjustments:
Future policy benefits and policyholders' account balances	(3,642)	(2,456)	(2,015)
DAC	3,728	3,545	6,503
Deferred income taxes	(5,330)	(5,357)	(4,117)
Valuation of investments	3,271	2,266	1,658
Valuation of investment subsidiary	(137)	231	(657)
Fair value of reinsurance contracts	11,044	10,547	4,606
Deferred cost of insurance ceded to AXA Arizona	2,646	2,693	2,904
Non-admitted assets	467	510	761
Issuance of surplus notes	(1,525)	(1,525)	(1,525)
Other, net	(264)	(459)	(521)
U.S. GAAP Total Equity Attributable to AXA Equitable	$15,436	$14,840	$11,829

BUSINESS SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2012
Business Segment Information [Abstract]
BUSINESS SEGMENT INFORMATION

19)       BUSINESS SEGMENT INFORMATION

The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

	2012	2011	2010

	(In Millions)

Segment revenues:
Insurance	$6,443	$15,140	$8,511
Investment Management(1)	2,738	2,750	2,959
Consolidation/elimination	(21)	(18)	(29)
Total Revenues	$9,160	$17,872	$11,441

  Intersegment investment advisory and other fees of approximately $58 million, $56 million and $62 million for 2012, 2011 and 2010, respectively, are included in total revenues of the Investment Management segment.

	2012	2011	2010

	(In Millions)

Segment earnings (loss) from continuing operations, before income taxes:
Insurance	$(132)	$4,284	$2,846
Investment Management(2)	190	(164)	400
Consolidation/elimination	0	4	2
Total Earnings (Loss) from Continuing Operations, before Income Taxes	$58	$4,124	$3,248

  Net of interest expenses incurred on securities borrowed.

	December 31,
	2012	2011

	(In Millions)

Segment assets:
Insurance	$164,201	$153,099
Investment Management	12,647	11,811
Consolidation/elimination	(5)	(2)
Total Assets	$176,843	$164,908

In accordance with SEC regulations, securities with a fair value of $1,509 million and $1,240 million have been segregated in a special reserve bank custody account at December 31, 2012 and 2011, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)	12 Months Ended
Dec. 31, 2012
Quarterly Result Of Operations Unaudited [Abstract]
QUARTERLY RESULTS OF OPERATIONS UNAUDITED

20)       QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The quarterly results of operations for 2012 and 2011 are summarized below:

	Three Months Ended
	March 31	June 30	September 30	December 31

	(In Millions)

2012
Total Revenues	$(952)	$6,475	$1,728	$1,909

Earnings (Loss) from Continuing Operations,
Net of Income Taxes, Attributable to AXA Equitable	$(1,635)	$2,421	$(241)	$(450)

Net Earnings (Loss), Attributable to AXA Equitable	$(1,635)	$2,421	$(241)	$(450)

2011
Total Revenues	$1,311	$3,402	$10,858	$2,301

Earnings (Loss) from Continuing Operations,
Net of Income Taxes, Attributable to AXA Equitable	$(572)	$741	$2,824	$(66)

Net Earnings (Loss), Attributable to AXA Equitable	$(572)	$741	$2,824	$(66)

SUMMARY OF INVESTMENTS- OTHER THAN INVESTMENTS IN RELATED PARTIES- SCHEDULE I	12 Months Ended
Dec. 31, 2012
Summary Of Investments Other Than Those With Related Parties Schedule I [Abstract]
Summary of Investments, Other than Investments in Related Parties [Text Block]

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE I
SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
DECEMBER 31, 2012

			Carrying
Type of Investment	Cost(A)	Fair Value	Value

	(In Millions)

Fixed Maturities:
U.S. government, agencies and authorities	$4,664	$5,180	$5,180
State, municipalities and political subdivisions	445	530	530
Foreign governments	386	453	453
Public utilities	3,541	4,001	4,001
All other corporate bonds	20,630	22,341	22,341
Redeemable preferred stocks	1,054	1,102	1,102
Total fixed maturities	30,720	33,607	33,607

Equity securities:
Common stocks:
Industrial, miscellaneous and all other	23	24	24
Mortgage loans on real estate	5,059	5,249	5,059
Real estate joint ventures	4	N/A	4
Policy loans	3,512	3,284	3,512
Other limited partnership interests and equity investments	1,667	1,667	1,667
Trading securities	2,265	2,309	2,309
Other invested assets	1,828	1,828	1,828

Total Investments	$45,078	$47,968	$48,010

  Cost for fixed maturities represents original cost, reduced by repayments and writedowns and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

PARENT COMPANY SCHEDULES II	12 Months Ended
Dec. 31, 2012
Parent Company Schedules [Abstract]
Condensed Financial Information of Parent Company Only Disclosure [Text Block]
AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE II
BALANCE SHEETS (PARENT COMPANY)
DECEMBER 31, 2012 AND 2011

	2012	2011

	(In Millions)

ASSETS
Investment:
Fixed maturities available-for-sale, at fair value (amortized cost of
$30,656 and $30,142, respectively)	$33,538	$31,922
Mortgage loans on real estate	5,059	4,281
Equity real estate, held for the production of income	4	99
Policy loans	3,512	3,542
Investments in and loans to affiliates	2,328	2,304
Trading securities	1,834	472
Other equity investments	1,403	1,446
Other invested assets	1,826	2,334
Total investments	49,504	46,400
Cash and cash equivalents	2,450	2,516
Deferred policy acquisition costs	3,728	3,545
Amounts due from reinsurers	3,847	3,542
Guaranteed minimum income benefit reinsurance asset, at fair value	11,044	10,547
Other assets	4,576	4,782
Separate Accounts' assets	94,139	86,419

Total Assets	$169,288	$157,751

LIABILITIES
Policyholders' account balances	$28,263	$26,033
Future policy benefits and other policyholders liabilities	22,655	21,562
Broker-dealer related payables	213	11
Short-term and long-term debt	200	200
Current and deferred income taxes	4,479	4,385
Loans from affiliates	1,325	1,325
Other liabilities	2,578	2,976
Separate Accounts' liabilities	94,139	86,419
Total liabilities	153,852	142,911

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized, issued and outstanding	2	2
Capital in excess of par value	5,992	5,743
Retained earnings	9,125	9,392
Accumulated other comprehensive income (loss)	317	(297)
Total AXA Equitable's equity	15,436	14,840

Total Liabilities and AXA Equitable's Equity	$169,288	$157,751

The financial information of AXA Equitable Life Insurance Company (“Parent Company”) should be read in conjunction with the Consolidated Financial Statements and Notes thereto.

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE II
STATEMENTS OF EARNINGS (PARENT COMPANY)
YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

	2012	2011	2010

	(In Millions)

REVENUES
Universal life and investment-type product policy fee income	$3,334	$3,312	$3,067
Premiums	514	533	530
Net investment income (loss):
Investment income (loss) from derivative instruments	(943)	2,369	(269)
Other investment income (loss)	2,208	2,186	2,239
Total net investment income (loss)	1,265	4,555	1,970
Investment gains (losses), net:
Total other-than-temporary impairment losses	(96)	(36)	(300)
Portion of loss recognized in other comprehensive income (loss)	2	4	18
Net impairment losses recognized	(94)	(32)	(282)
Other investment gains (losses), net	14	(10)	51
Total investment gains (losses), net	(80)	(42)	(231)
Equity in earnings (loss) of subsidiaries	483	55	468
Commissions, fees and other income	201	338	714
Increase (decrease) in the fair value of the reinsurance contract asset	497	5,941	2,350
Total revenues	6,214	14,692	8,868

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits	2,986	4,357	3,079
Interest credited to policyholders' account balances	1,166	999	951
Compensation and benefits	399	372	463
Commissions	1,265	1,212	1,056
Interest expense	106	106	106
Amortization of deferred policy acquisition costs	576	3,620	(326)
Capitalization of deferred policy acquisition costs	(718)	(759)	(655)
Rent expense	34	47	56
Premium taxes	42	43	40
Other operating costs and expenses	472	651	785
Total benefits and other deductions	6,328	10,648	5,555

Earnings (loss) from continuing operations, before income taxes	(114)	4,044	3,313
Income tax (expense) benefit	330	(1,218)	(854)
Net Earnings (Loss)	216	2,826	2,459
Less: net (earnings) loss attributable to the noncontrolling interest	(121)	101	(235)
Net Earnings (Loss) Attributable to AXA Equitable	95	2,927	2,224

Total other comprehensive income (loss), net of income taxes
Attributable to AXA Equitable	614	313	426
Comprehensive Income (Loss) Attributable to AXA Equitable	$709	$3,240	$2,650

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE II
STATEMENTS OF CASH FLOWS (PARENT COMPANY)
YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

	2012	2011	2010

	(In Millions)

Net earnings (loss)	$216	$2,826	$2,459
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders' account balances	1,166	999	951
Universal life and investment-type policy fee income	(3,334)	(3,312)	(3,067)
Investment gains (losses), net	80	42	231
Equity in net earnings of subsidiaries	(483)	(55)	(468)
Dividends from subsidiaries	323	332	123
Change in deferred policy acquisition costs	(142)	2,861	(981)
Change in future policy benefits and other policyholder funds	876	2,229	1,136
(Income) loss related to derivative instruments	943	(2,369)	269
Change in reinsurance recoverable with affiliate	(207)	(242)	(233)
Change in the fair value of the reinsurance contract asset	(497)	(5,941)	(2,350)
Change in current and deferred income taxes	(224)	1,250	912
Amortization of reinsurance cost	47	211	274
Amortization and depreciation	62	83	100
Other, net	(182)	(190)	(9)

Net cash provided by (used in) operating activities	(1,356)	(1,276)	(653)

Cash flows from investing activities:
Maturities and repayments of fixed maturities and mortgage loans
on real estate	3,547	3,427	2,746
Sales of investments	1,566	626	2,863
Purchases of investments	(7,563)	(7,462)	(6,529)
Cash settlements related to derivative instruments	(287)	1,429	(651)
Decrease in loans to affiliates	4	0	3
Change in short-term investments	34	16	(53)
Change in policy loans	31	38	37
Other, net	(37)	(44)	(97)

Net cash provided by (used in) investing activities	(2,705)	(1,970)	(1,681)

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE II
STATEMENTS OF CASH FLOWS (PARENT COMPANY)
YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010 - CONTINUED

	2012	2011	2010

	(In Millions)

Cash flows from financing activities:
Policyholders' account balances:
Deposits	$5,437	$4,461	$3,187
Withdrawals and transfers to Separate Accounts	(982)	(821)	(483)
Shareholder dividends paid	(362)	(379)	(300)
Capital contribution	195	0	0
Change in collateralized pledged liabilities	(288)	989	(270)
Change in collateralized pledged assets	(5)	99	533

Net cash provided by (used in) financing activities	3,995	4,349	2,667

Change in cash and cash equivalents	(66)	1,103	333
Cash and cash equivalents, beginning of year	2,516	1,413	1,080

Cash and Cash Equivalents, End of Year	$2,450	$2,516	$1,413

Supplemental cash flow information:
Interest Paid	$107	$106	$110

Income Taxes (Refunded) Paid	$261	$15	$(27)

SUPPLEMENTAL INSURANCE INFORMATION SCHEDULE III	12 Months Ended
Dec. 31, 2012
Supplemental Insurance Information [Abstract]
Supplementary Insurance Information, for Insurance Companies Disclosure [Text Block]

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
AT AND FOR THE YEAR ENDED DECEMBER 31, 2012

			Future Policy	Policy			Amortization
	Deferred		Benefits	Charges	Net	Policyholders'	of Deferred
	Policy	Policyholders'	and other	And	Investment	Benefits and	Policy	Other
	Acquisition	Account	Policyholders'	Premium	Income	Interest	Acquisition	Operating
Segment	Costs	Balances	Funds	Revenue	(Loss)(1)	Credited	Costs	Expense(2)

	(In Millions)

Insurance	$3,728	$28,263	$22,687	$3,848	$1,242	$4,155	$576	$1,844
Investment
Management	0	0	0	0	65	0	0	2,548
Consolidation/
Elimination	0	0	0	0	31	0	0	(21)
Total	$3,728	$28,263	$22,687	$3,848	$1,338	$4,155	$576	$4,371

  Net investment income (loss) is based upon specific identification of portfolios within segments.

  Operating expenses are principally incurred directly by a segment.

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
AT AND FOR THE YEAR ENDED DECEMBER 31, 2011

			Future Policy	Policy			Amortization
	Deferred		Benefits	Charges	Net	Policyholders'	of Deferred
	Policy	Policyholders'	and other	And	Investment	Benefits and	Policy	Other
	Acquisition	Account	Policyholders'	Premium	Income	Interest	Acquisition	Operating
Segment	Costs	Balances	Funds	Revenue	(Loss)(1)	Credited	Costs	Expense(2)

	(In Millions)

Insurance	$3,545	$26,033	$21,595	$3,845	$4,526	$5,359	$3,620	$1,877
Investment
Management	0	0	0	0	(58)	0	0	2,914
Consolidation/
Elimination	0	0	0	0	34	0	0	(22)
Total	$3,545	$26,033	$21,595	$3,845	$4,502	$5,359	$3,620	$4,769

  Net investment income (loss) is based upon specific identification of portfolios within segments.

  Operating expenses are principally incurred directly by a segment.

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
AT AND FOR THE YEAR ENDED DECEMBER 31, 2010

	Policy			Amortization
	Charges	Net	Policyholders'	of Deferred
	And	Investment	Benefits and	Policy	Other
	Premium	Income	Interest	Acquisition	Operating
Segment	Revenue	(Loss)(1)	Credited	Costs	Expense(2)

Insurance	$3,597	$1,943	$4,032	$(326)	$1,959
Investment
Management	0	2	0	0	2,559
Consolidation/
Elimination	0	31	0	0	(31)
Total	$3,597	$1,976	$4,032	$(326)	$4,487

  Net investment income (loss) is based upon specific identification of portfolios within segments.

  Operating expenses are principally incurred directly by a segment.

REINSURANCE SCHEDULE IV	12 Months Ended
Dec. 31, 2012
Reinsurance Schedule [Abstract]
Supplemental Schedule of Reinsurance Premiums for Insurance Companies [Text Block]

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE IV
REINSURANCE(A)
AT OR FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

			Assumed		Percentage
		Ceded to	from		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net

	(Dollars In Millions)

2012
Life Insurance In-Force	$409,488	$96,869	$34,361	$346,980	9.9%

Premiums:
Life insurance and annuities	$785	$518	$206	$473	43.5%
Accident and health	88	60	13	41	31.7%
Total Premiums	$873	$578	$219	$514	42.6%

2011
Life Insurance In-Force	$396,304	$101,926	$34,738	$329,116	10.6%

Premiums:
Life insurance and annuities	$815	$521	$195	$489	39.9%
Accident and health	93	64	15	44	34.1%
Total Premiums	$908	$585	$210	$533	39.4%

2010
Life Insurance In-Force	$378,078	$124,959	$37,124	$290,243	17.7%

Premiums:
Life insurance and annuities	$802	$517	$197	$482	40.9%
Accident and health	101	69	16	48	33.3%
Total Premiums	$903	$586	$213	$530	40.2%

  Includes amounts related to the discontinued group life and health business.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies [Abstract]
Basis Of Presentation And Principles Of Consolidation [Policy Text Block]

Basis of Presentation and Principles of Consolidation

The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the “Insurance Group”); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities (“VIEs”) that meet the requirements for consolidation.

At December 31, 2012 and 2011, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board (“FASB”) guidance Consolidation of Variable Interest Entities – Revised. At December 31, 2012 and 2011, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2012 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management (“AUM”) to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

At December 31, 2012, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $22 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

All significant intercompany transactions and balances have been eliminated in consolidation. The years “2012,” “2011” and “2010” refer to the years ended December 31, 2012, 2011 and 2010, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

Retospective Adoption And Adoption Of New Accounting Pronouncements [Policy Text Block]

Retrospective Adoption of Accounting Pronouncements

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012, and applied the retrospective method of adoption.

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheets:

	As Previously Reported		Adjustment		As Adjusted
	December 31,		December 31,		December 31,
	2011	2010	2011	2010	2011	2010

	(In Millions)
Assets:
Deferred policy acquisition costs	$4,653	$8,383	$(1,108)	$(1,880)	$3,545	$6,503
Liabilities:
Current and deferred income taxes	5,491	4,315	(387)	(658)	5,104	3,657
Equity:
Retained earnings	10,120	8,085	(728)	(1,241)	9,392	6,844
Accumulated other comprehensive
income (loss)	(304)	(629)	7	19	(297)	(610)
Total AXA Equitable's equity	15,561	13,051	(721)	(1,222)	14,840	11,829
Total equity	18,264	16,169	(721)	(1,222)	17,543	14,947

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of earnings (loss):

	As Previously
	Reported	Adjustment	As Adjusted

Year Ended December 31, 2011	(In Millions)
Benefits and Other Deductions:
Amortization of deferred policy acquisition costs	$4,680	$(1,060)	$3,620
Capitalization of deferred policy acquisition costs	(1,030)	271	(759)
Earnings (loss) from continuing operations, before
income taxes	3,335	789	4,124
Income tax (expense) benefit	(1,022)	(276)	(1,298)
Net earnings (loss)	2,313	513	2,826
Net Earnings (Loss) Attributable to AXA Equitable	2,414	513	2,927

Year Ended December 31, 2010
Benefits and Other Deductions:
Amortization of deferred policy acquisition costs	$168	$(494)	$(326)
Capitalization of deferred policy acquisition costs	(916)	261	(655)
Earnings (loss) from continuing operations, before
income taxes	3,015	233	3,248
Income tax (expense) benefit	(707)	(82)	(789)
Net earnings (loss)	2,308	151	2,459
Net Earnings (Loss) Attributable to AXA Equitable	2,073	151	2,224

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

	As Previously
	Reported	Adjustment	As Adjusted

	(In Millions)
Year Ended December 31, 2011
Cash flows from operating activities:
Net earnings	$2,313	$513	$2,826
Change in deferred policy acquisition costs	3,650	(789)	2,861
Change in current and deferred income taxes	950	276	1,226

Year Ended December 31, 2010
Cash flows from operating activities:
Net earnings	$2,308	$151	$2,459
Change in deferred policy acquisition costs	(748)	(233)	(981)
Change in current and deferred income taxes	721	82	803

Adoption of New Accounting Pronouncements

In September 2011, the FASB issued new guidance on testing goodwill for impairment.  The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) (“OCI”) and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance was effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and International Financial Reporting Standards (“IFRS”). The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance was effective for reporting periods beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring (“TDR”). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

  Consider the receivable impaired when calculating the allowance for credit losses; and

  Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses.  These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans.  Several new terms critical to the application of these disclosures, such as “portfolio segments” and “classes”, were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information.  Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption.  Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met.  This guidance was effective for the first quarter of 2011.  Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

Future Adoption Of New Accounting Pronouncements [Policy Text Block]

Future Adoption of New Accounting Pronouncements

In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income (loss) (“AOCI”). The amendments in this guidance require an entity to report the effect of significant reclassifications out of AOCI on the respective line items in the statement of earnings (loss) if the amount being reclassified is required to be reclassified in its entirety to net earnings (loss). For other amounts that are not required to be reclassified in their entirety to net earnings in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance is effective for interim and annual periods beginning after December 31, 2012. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

In July 2012, the FASB issued new guidance on testing indefinite-lived intangible assets for impairment.  The guidance is intended to reduce the cost and complexity of the annual indefinite-lived intangible assets impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim indefinite-lived intangible assets impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by IFRS. The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. In January 2013, the FASB issued new guidance limiting the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

Closed Block [Policy Text Block]

Closed Block

As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the “NYSDFS”), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs (“DAC”), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Valuation Allowances for Mortgage Loans [Policy Text Block]

Valuation Allowances for Mortgage Loans:

For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

  Loan-to-value ratio – Derived from current loan balance divided by the fair market value of the property.  An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%.   In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

  Debt service coverage ratio – Derived from actual net operating income divided by annual debt service.  If the ratio is below 1.0x, then the income from the property does not support the debt.

  Occupancy – Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

  Lease expirations – The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio.  In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

  Maturity – Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

  Borrower/tenant related issues – Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

  Payment status – current vs. delinquent – A history of delinquent payments may be a cause for concern.

  Property condition – Significant deferred maintenance observed during Lender's annual site inspections.

  Other – Any other factors such as current economic conditions may call into question the performance of the loan.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2012 and 2011, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $0 million and $52 million for commercial and $2 million and $5 million for agricultural, respectively.

Derivatives [Policy Text Block]

Derivatives

The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”) and guaranteed income benefit (“GIB”) features. The Company previously issued certain variable annuity products with guaranteed withdrawal benefit for life (“GWBL”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) features (collectively, “GWBL and other features”). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GWBL and other features is that under-performance of the financial markets could result in GWBL and other features' benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB, GIB and GWBL and other features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and other features that result from financial markets movements. A portion of exposure to realized interest rate volatility was hedged through December 31, 2012 using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

At the end of 2012, AXA Equitable adjusted its long term view of interest rates and persistency and proceeded to reduce the size of its GMIB and GMDB interest rate hedges, changed their maturity and began to fully unwind its swaption position hedging exposure to interest rate volatility. AXA Equitable completed the full unwind in early 2013.

GIB and GWBL and other features and reinsurance contract asset covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the GIB and GWBL and other features which are reported in Policyholder's benefits and the GMIB reinsurance contract asset are reported on a separate line in the consolidated statement of earnings, respectively.

In addition to the Company's existing programs, in first quarter 2012, the Company entered into interest rate swaps related to the Company's GMDB and GMIB block of business issued prior to 2001 to manage exposure to interest rate fluctuations.

The Company periodically, including during 2012, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales.

The Company also uses equity and commodity index options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

Margins or “spreads” on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

The Company is exposed to equity market fluctuations through investments in Separate Accounts and has equity future derivative contracts specifically to minimize such risk.

In second quarter 2012, the Company entered into futures and total return swaps on equity indices to mitigate the impact on net earnings from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions covered fees expected to be earned through December 31, 2012 of the current year from the Company's Separate Account products. As of December 31, 2012, all positions had matured.

At December 31, 2012, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $270 million. At December 31, 2012, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $100 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East (“EAFE”) and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $7 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2012 are exchange-traded and net settled daily in cash.

Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2012 and December 31, 2011, respectively, the Company held $1,165 million and $1,438 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

Certain of the Company's standardized contracts for over-the-counter derivative transactions (“ISDA Master Agreements”) contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2012, and 2011, respectively, were $5 million and $4 million, for which the Company posted collateral of $5 million in 2012, and held collateral of $3 million in 2011 in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2012, the Company would not have been required to post material collateral to its counterparties.

Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses) [Policy Text Block]

Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

Net investment income (loss) and realized investment gains (losses), net (together “investment results”) related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life (“UL”) policies, investment-type products and participating traditional life policies.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

Fair Value of Other Financial Instruments [Policy Text Block]

Fair Value of Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1       Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2       Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3       Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

       At December 31, 2012 and 2011, respectively, the fair value of public fixed maturities is approximately $25,591 million and $24,534 million or approximately 19.2% and 19.8% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

At December 31, 2012 and 2011, respectively, the fair value of private fixed maturities is approximately $8,016 million and $7,459 million or approximately 6.0% and 6.0% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

As disclosed in Note 3, at December 31, 2012 and 2011, respectively, the net fair value of freestanding derivative positions is approximately $1,163 million and $1,536 million or approximately 92.2% and 92.1% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter (“OTC”) derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2.

The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2 million at December 31, 2012 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2012.

At December 31, 2012 and 2011, respectively, investments classified as Level 1 comprise approximately 70.3% and 70.2% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

At December 31, 2012 and 2011, respectively, investments classified as Level 2 comprise approximately 28.4% and 28.2% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2012 and 2011, respectively, approximately $1,966 million and $1,718 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

At December 31, 2012 and 2011, respectively, investments classified as Level 3 comprise approximately 1.3% and 1.6% of assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2012 and 2011, respectively, were approximately $222 million and $347 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,021 million and $1,088 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities (“CMBS”), are classified as Level 3 at December 31, 2012 and 2011, respectively. At December 31, 2012, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities.  In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other feature's liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $447 million and $688 million at December 31, 2012 and 2011, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2012. Equity and fixed income volatilities are combined, with weighting based on the current fund distribution, to produce an overall volatility assumption. Scenarios are developed that value an at the money option at a price consistent with the overall volatility.

Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method and for which the carrying value provides a reasonable estimate of fair value as the underlying investments of these partnerships are valued at estimated fair value.

Fair values for the Company's long-term debt are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as for such transactions with third parties, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies (“SCNILC”), deferred annuities and certain annuities, which are included in Policyholder's account balances are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Certain other products such as Access Accounts are held at book value.

Recognition of Insurance Income and Related Expenses [Policy Text Block]

Recognition of Insurance Income and Related Expenses

Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

DAC [Policy Text Block]

DAC

Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator® products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products would be recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for the Accumulator® products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated assessments for all issue years for the Accumulator® products due to continued volatility of margins and the continued emergence of periods of negative margins.

DAC associated with UL products and investment-type products, other than Accumulator® products is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

       A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2012, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.71% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.71% net of product weighted average Separate Account fees) and 0.0% (-2.29% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2012, current projections of future average gross market returns assume a 0.0% annualized return for the next two quarters, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in eight quarters.

In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2012, the average rate of assumed investment yields, excluding policy loans, was 5.15% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in “Policyholders' dividends,” for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

Contractholder Bonus Interest Credits [Policy Text Block]

Contractholder Bonus Interest Credits

Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

Policyholders Account Balances and Future Policy Benefits [Policy Text Block]

Policyholders' Account Balances and Future Policy Benefits

Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

The Company has issued and continues to offer certain variable annuity products with GMDB and GIB features. The Company previously issued certain variable annuity products with GWBL and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 1.57% to 11.25% for annuity liabilities.

Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income (“DI”) reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

Policyholders Dividends [Policy Text Block]

Policyholders' Dividends

The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

At December 31, 2012, participating policies, including those in the Closed Block, represent approximately 6.2% ($22,418 million) of directly written life insurance in-force, net of amounts ceded.

Separate Accounts [Policy Text Block]

Separate Accounts

Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2012, 2011 and 2010, investment results of such Separate Accounts were gains (losses) of $10,110 million, $(2,928) million and $10,117 million, respectively.

Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

Recognition of Investment Management Revenues and Related Expenses [Policy Text Block]

Recognition of Investment Management Revenues and Related Expenses

Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points (“BPs”), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC (“SCB LLC”) for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited (“SCBL”) for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge (“back-end load shares”) are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions (“CDSC”) received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2012 was not impaired.

AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2012. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

Goodwill and Other Intangible Assets [Policy Text Block]

Goodwill and Other Intangible Assets

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

Other Accounting Policies [Policy Text Block]

Other Accounting Policies

Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Troubled Debt Restructuring [Policy Text Block]

Troubled Debt Restructuring

When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (TABLES)	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies Tables [Abstract]
Schedule of New Accounting Pronouncements and Changes in Accounting Principles [Table Text Block]
	As Previously Reported		Adjustment		As Adjusted
	December 31,		December 31,		December 31,
	2011	2010	2011	2010	2011	2010

	(In Millions)
Assets:
Deferred policy acquisition costs	$4,653	$8,383	$(1,108)	$(1,880)	$3,545	$6,503
Liabilities:
Current and deferred income taxes	5,491	4,315	(387)	(658)	5,104	3,657
Equity:
Retained earnings	10,120	8,085	(728)	(1,241)	9,392	6,844
Accumulated other comprehensive
income (loss)	(304)	(629)	7	19	(297)	(610)
Total AXA Equitable's equity	15,561	13,051	(721)	(1,222)	14,840	11,829
Total equity	18,264	16,169	(721)	(1,222)	17,543	14,947

	As Previously
	Reported	Adjustment	As Adjusted

Year Ended December 31, 2011	(In Millions)
Benefits and Other Deductions:
Amortization of deferred policy acquisition costs	$4,680	$(1,060)	$3,620
Capitalization of deferred policy acquisition costs	(1,030)	271	(759)
Earnings (loss) from continuing operations, before
income taxes	3,335	789	4,124
Income tax (expense) benefit	(1,022)	(276)	(1,298)
Net earnings (loss)	2,313	513	2,826
Net Earnings (Loss) Attributable to AXA Equitable	2,414	513	2,927

Year Ended December 31, 2010
Benefits and Other Deductions:
Amortization of deferred policy acquisition costs	$168	$(494)	$(326)
Capitalization of deferred policy acquisition costs	(916)	261	(655)
Earnings (loss) from continuing operations, before
income taxes	3,015	233	3,248
Income tax (expense) benefit	(707)	(82)	(789)
Net earnings (loss)	2,308	151	2,459
Net Earnings (Loss) Attributable to AXA Equitable	2,073	151	2,224

	As Previously
	Reported	Adjustment	As Adjusted

	(In Millions)
Year Ended December 31, 2011
Cash flows from operating activities:
Net earnings	$2,313	$513	$2,826
Change in deferred policy acquisition costs	3,650	(789)	2,861
Change in current and deferred income taxes	950	276	1,226

Year Ended December 31, 2010
Cash flows from operating activities:
Net earnings	$2,308	$151	$2,459
Change in deferred policy acquisition costs	(748)	(233)	(981)
Change in current and deferred income taxes	721	82	803

INVESTMENTS (TABLES)	12 Months Ended
Dec. 31, 2012
Investments Tables [Abstract]
Available For Sale Securities [ Table Text Block]
Available-for-Sale Securities by Classification

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTI
	Cost	Gains	Losses	Value	in AOCI(3)

	(In Millions)

December 31, 2012:
Fixed Maturities:
Corporate	$20,854	$2,364	$20	$23,198	$0
U.S. Treasury, government
and agency	4,664	517	1	5,180	0
States and political subdivisions	445	85	0	530	0
Foreign governments	454	76	0	530	0
Commercial mortgage-backed	1,175	16	291	900	13
Residential mortgage-backed(1)	1,864	85	0	1,949	0
Asset-backed(2)	175	12	5	182	5
Redeemable preferred stock	1,089	60	11	1,138	0
Total Fixed Maturities	30,720	3,215	328	33,607	18

Equity securities	23	1	0	24	0

Total at December 31, 2012	$30,743	$3,216	$328	$33,631	$18

December 31, 2011:
Fixed Maturities:
Corporate	$21,444	$1,840	$147	$23,137	$0
U.S. Treasury, government
and agency	3,598	350	0	3,948	0
States and political subdivisions	478	64	2	540	0
Foreign governments	461	65	1	525	0
Commercial mortgage-backed	1,306	7	411	902	22
Residential mortgage-backed(1)	1,556	90	0	1,646	0
Asset-backed(2)	260	15	11	264	6
Redeemable preferred stock	1,106	38	114	1,030	0
Total Fixed Maturities	30,209	2,469	686	31,992	28

Equity securities	18	1	0	19	0

Total at December 31, 2011	$30,227	$2,470	$686	$32,011	$28

Investments Classified By Contractual Maturity Date [Table Text Block]
Available-for-Sale Fixed Maturities
Contractual Maturities at December 31, 2012

	Amortized Cost	Fair Value

	(In Millions)

Due in one year or less	$3,018	$3,088
Due in years two through five	5,801	6,333
Due in years six through ten	9,877	11,140
Due after ten years	7,721	8,877
Subtotal	26,417	29,438
Commercial mortgage-backed securities	1,175	900
Residential mortgage-backed securities	1,864	1,949
Asset-backed securities	175	182
Total	$29,631	$32,469

Available For Sale Fixed Maturities Proceeds Gross Gains And Gross Losses From Sales And Other Than Temporary Impairments [Table Text Block]
	December 31,
	2012	2011	2010

	(In Millions)

Proceeds from sales	$139	$340	$840

Gross gains on sales	$13	$6	$28
Gross losses on sales	$(12)	$(9)	$(16)

Total OTTI	$(96)	$(36)	$(300)
Non-credit losses recognized in OCI	2	4	18
Credit losses recognized in earnings (loss)	$(94)	$(32)	$(282)

Fixed Maturities Credit LossImpairments [Table Text Block]
Fixed Maturities - Credit Loss Impairments

	2012	2011

	(In Millions)

Balances at January 1,	$(332)	$(329)
Previously recognized impairments on securities that matured, paid, prepaid or sold	54	29
Recognized impairments on securities impaired to fair value this period(1)	0	0
Impairments recognized this period on securities not previously impaired	(62)	(27)
Additional impairments this period on securities previously impaired	(32)	(5)
Increases due to passage of time on previously recorded credit losses	0	0
Accretion of previously recognized impairments due to increases in expected cash flows	0	0
Balances at December 31,	$(372)	$(332)

Unrealized Gain Loss On Investments [Table Text Block]
	December 31,
	2012	2011

	(In Millions)

AFS Securities:
Fixed maturities:
With OTTI loss	$(12)	$(47)
All other	2,899	1,830
Equity securities	1	1
Net Unrealized Gains (Losses)	$2,888	$1,784

Unrealized Gain Loss On Investments With Other Than Temporary Impairment [Table Text Block]
Net Unrealized Gains (Losses) on Fixed Maturities with OTTI Losses

					AOCI Gain
	Net				(Loss) Related
	Unrealized			Deferred	to Net
	Gains			Income	Unrealized
	(Losses) on		Policyholders	Tax Asset	Investment
	Investments	DAC	Liabilities	(Liability)	Gains (Losses)

	(In Millions)

Balance, January 1, 2012	$(47)	$5	$6	$12	$(24)
Net investment gains (losses) arising
during the period	5	0	0	0	5
Reclassification adjustment for OTTI losses:
Included in Net earnings (loss)	32	0	0	0	32
Excluded from Net earnings (loss)(1)	(2)	0	0	0	(2)
Impact of net unrealized investment
gains (losses) on:
DAC	0	(4)	0	0	(4)
Deferred income taxes	0	0	0	(10)	(10)
Policyholders liabilities	0	0	(2)	0	(2)
Balance, December 31, 2012	$(12)	$1	$4	$2	$(5)

Balance, January 1, 2011	$(16)	$3	$2	$4	$(7)
Net investment gains (losses) arising
during the period	(32)	0	0	0	(32)
Reclassification adjustment for OTTI losses:
Included in Net earnings (loss)	5	0	0	0	5
Excluded from Net earnings (loss)(1)	(4)	0	0	0	(4)
Impact of net unrealized investment
gains (losses) on:
DAC	0	2	0	0	2
Deferred income taxes	0	0	0	8	8
Policyholders liabilities	0	0	4	0	4
Balance, December 31, 2011	$(47)	$5	$6	$12	$(24)

Other Net Unrealized Investment Gains Losses In Accumulated Other Comprehensive Income [Table Text Block]	1,831
Schedule Of Unrealized Loss On Investments [Table Text Block]
	Less Than 12 Months		12 Months or Longer		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses

	(In Millions)
December 31, 2012:
Fixed Maturities:
Corporate	$562	$(5)	$208	$(15)	$770	$(20)
U.S. Treasury, government
and agency	513	(1)	0	0	513	(1)
States and political subdivisions	20	0	0	0	20	0
Foreign governments	6	0	2	0	8	0
Commercial mortgage-backed	7	(3)	805	(288)	812	(291)
Residential mortgage-backed	27	0	1	0	28	0
Asset-backed	8	0	36	(5)	44	(5)
Redeemable preferred stock	143	(1)	327	(10)	470	(11)

Total	$1,286	$(10)	$1,379	$(318)	$2,665	$(328)

December 31, 2011:
Fixed Maturities:
Corporate	$1,910	$(96)	$389	$(51)	$2,299	$(147)
U.S. Treasury, government
and agency	149	0	0	0	149	0
States and political subdivisions	0	0	18	(2)	18	(2)
Foreign governments	30	(1)	5	0	35	(1)
Commercial mortgage-backed	79	(27)	781	(384)	860	(411)
Residential mortgage-backed	0	0	1	0	1	0
Asset-backed	49	0	44	(11)	93	(11)
Redeemable preferred stock	341	(28)	325	(86)	666	(114)

Total	$2,558	$(152)	$1,563	$(534)	$4,121	$(686)

Troubled Debt Restructurings on Financing Receivables [Table Text Block]
Troubled Debt Restructuring - Modifications
December 31, 2012

	Number	Outstanding Recorded Investment
	of Loans	Pre-Modification	Post - Modification

		(Dollars In Millions)
Troubled debt restructurings:
Agricultural mortgage loans	0	$0	$0
Commercial mortgage loans	2	126	126
Total	2	$126	$126

Allowance For Credit Losses On Financing Receivables [Table Text Block]
	Commercial Mortgage Loans
	2012	2011	2010

Allowance for credit losses:	(In Millions)

Beginning Balance, January 1,	$32	$18	$0
Charge-offs	0	0	0
Recoveries	(24)	(8)	0
Provision	26	22	18
Ending Balance, December 31,	$34	$32	$18

Ending Balance, December 31,:
Individually Evaluated for Impairment	$34	$32	$18

Collectively Evaluated for Impairment	$0	$0	$0

Loans Acquired with Deteriorated Credit Quality	$0	$0	$0

Debt Service Coverage Ratio [Table Text Block]
Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
December 31, 2012

	Debt Service Coverage Ratio
						Less	Total
	Greater	1.8x to	1.5x to	1.2x to	1.0x to	than	Mortgage
Loan-to-Value Ratio:(2)	than 2.0x	2.0x	1.8x	1.5x	1.2x	1.0x	Loans

	(In Millions)
Commercial Mortgage Loans(1)
0% - 50%	$269	$21	$0	$0	$27	$0	$317
50% - 70%	370	75	619	655	0	0	1,719
70% - 90%	61	102	235	445	131	15	989
90% plus	0	0	0	156	89	165	410
Total Commercial
Mortgage Loans	$700	$198	$854	$1,256	$247	$180	$3,435

Agricultural Mortgage Loans(1)
0% - 50%	$179	$84	$211	$308	$177	$49	$1,008
50% - 70%	122	29	136	188	116	50	641
70% - 90%	0	0	0	1	0	8	9
90% plus	0	0	0	0	0	0	0
Total Agricultural
Mortgage Loans	$301	$113	$347	$497	$293	$107	$1,658

Total Mortgage Loans(1)
0% - 50%	$448	$105	$211	$308	$204	$49	$1,325
50% - 70%	492	104	755	843	116	50	2,360
70% - 90%	61	102	235	446	131	23	998
90% plus	0	0	0	156	89	165	410

Total Mortgage Loans	$1,001	$311	$1,201	$1,753	$540	$287	$5,093

Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
December 31, 2011

	Debt Service Coverage Ratio
						Less	Total
	Greater	1.8x to	1.5x to	1.2x to	1.0x to	than	Mortgage
Loan-to-Value Ratio:(2)	than 2.0x	2.0x	1.8x	1.5x	1.2x	1.0x	Loans

	(In Millions)
Commercial Mortgage Loans(1)
0% - 50%	$182	$0	$33	$30	$31	$0	$276
50% - 70%	201	252	447	271	45	0	1,216
70% - 90%	0	41	280	318	213	0	852
90% plus	0	0	84	135	296	117	632
Total Commercial
Mortgage Loans	$383	$293	$844	$754	$585	$117	$2,976

Agricultural Mortgage Loans(1)
0% - 50%	$150	$89	$175	$247	$190	$8	$859
50% - 70%	68	15	101	158	82	45	469
70% - 90%	0	0	0	1	0	8	9
90% plus	0	0	0	0	0	0	0
Total Agricultural
Mortgage Loans	$218	$104	$276	$406	$272	$61	$1,337

Total Mortgage Loans(1)
0% - 50%	$332	$89	$208	$277	$221	$8	$1,135
50% - 70%	269	267	548	429	127	45	1,685
70% - 90%	0	41	280	319	213	8	861
90% plus	0	0	84	135	296	117	632

Total Mortgage Loans	$601	$397	$1,120	$1,160	$857	$178	$4,313

Age Analysis Of Past Due Mortgage Loans [Table Text Block]
Age Analysis of Past Due Mortgage Loans

							Recorded
							Investment
			90			Total	> 90 Days
	30-59	60-89	Days			Financing	and
	Days	Days	Or >	Total	Current	Receivables	Accruing

	(In Millions)
December 31, 2012
Commercial	$0	$0	$0	$0	$3,435	$3,435	$0
Agricultural	6	1	10	17	1,641	1,658	9
Total Mortgage Loans	$6	$1	$10	$17	$5,076	$5,093	$9

December 31, 2011
Commercial	$61	$0	$0	$61	$2,915	$2,976	$0
Agricultural	5	1	7	13	1,324	1,337	3
Total Mortgage Loans	$66	$1	$7	$74	$4,239	$4,313	$3

Impaired Mortgage Loans [Table Text Block]
		Impaired Mortgage Loans

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	Allowance	Investment(1)	Recognized

	(In Millions)

December 31, 2012:
With no related allowance recorded:
Commercial mortgage loans - other	$0	$0	$0	$0	$0
Agricultural mortgage loans	2	2	0	3	0
Total	$2	$2	$0	$3	$0

With related allowance recorded:
Commercial mortgage loans - other	$170	$170	$(34)	$178	$10
Agricultural mortgage loans	0	0	0	0	0
Total	$170	$170	$(34)	$178	$10

December 31, 2011:
With no related allowance recorded:
Commercial mortgage loans - other	$0	$0	$0	$0	$0
Agricultural mortgage loans	5	5	0	5	0
Total	$5	$5	$0	$5	$0

With related allowance recorded:
Commercial mortgage loans - other	$202	$202	$(32)	$152	$8
Agricultural mortgage loans	0	0	0	0	0
Total	$202	$202	$(32)	$152	$8

Real Estate Investment Financial Statements Disclosure [Table Text Block]
	December 31,
	2012	2011

	(In Millions)

BALANCE SHEETS
Investments in real estate, at depreciated cost	$233	$584
Investments in securities, generally at fair value	54	51
Cash and cash equivalents	8	10
Other assets	14	13
Total Assets	$309	$658

Borrowed funds - third party	$162	$372
Other liabilities	11	6
Total liabilities	173	378

Partners’ capital	136	280
Total Liabilities and Partners’ Capital	$309	$658

The Company’s Carrying Value in These Entities Included Above	$63	$169

	2012	2011	2010

	(In Millions)

STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures	$26	$111	$110
Net revenues of other limited partnership interests	3	6	3
Interest expense - third party	0	(21)	(22)
Other expenses	(19)	(61)	(59)
Net Earnings (Loss)	$10	$35	$32

The Company's Equity in Net Earnings (Loss) of These
Entities Included Above	$18	$20	$18

Schedule Of Derivative Instruments [Table Text Block]
Derivative Instruments by Category
At or For the Year Ended December 31, 2012

		Fair Value
				Gains (Losses)
	Notional	Asset	Liability	Reported In
	Amount	Derivatives	Derivatives	Earnings (Loss)

	(In Millions)
Freestanding derivatives:
Equity contracts:(1)
Futures	$6,189	$0	$2	$(1,058)
Swaps	965	2	56	(320)
Options	3,492	443	219	66

Interest rate contracts:(1)
Floors	2,700	291	0	68
Swaps	18,239	554	353	402
Futures	14,033	0	0	84
Swaptions	7,608	502	0	(220)

Other freestanding contracts:(1)
Foreign currency Contracts	81	1	0	0
Net investment income (loss)				(978)

Embedded derivatives:
GMIB reinsurance contracts	0	11,044	0	497

GIB and GWBL and other features(2)	0	0	265	26

Balances, December 31, 2012	$53,307	$12,837	$895	$(455)

Derivative Instruments by Category
At or For the Year Ended December 31, 2011

		Fair Value
				Gains (Losses)
	Notional	Asset	Liability	Reported In
	Amount	Derivatives	Derivatives	Earnings (Loss)

	(In Millions)
Freestanding derivatives:
Equity contracts:(1)
Futures	$6,443	$0	$2	$(34)
Swaps	784	10	21	33
Options	1,211	92	85	(20)

Interest rate contracts:(1)
Floors	3,000	327	0	139
Swaps	9,826	503	317	590
Futures	11,983	0	0	849
Swaptions	7,354	1,029	0	817

Other freestanding contracts:(1)
Foreign currency contracts	38	0	0	0
Net investment income (loss)				2,374

Embedded derivatives:
GMIB reinsurance contracts	0	10,547	0	5,941

GIB and GWBL and other features (2)	0	0	291	(197)

Balances, December 31, 2011	$40,639	$12,508	$716	$8,118

Investment Income [Table Text Block]
	2012	2011	2010

	(In Millions)

Fixed maturities	$1,529	$1,555	$1,616
Mortgage loans on real estate	264	241	231
Equity real estate	14	19	20
Other equity investments	189	116	111
Policy loans	226	229	234
Short-term investments	15	5	11
Derivative investments	(978)	2,374	(284)
Broker-dealer related receivables	14	13	12
Trading securities	85	(29)	49
Other investment income	33	37	36

Gross investment income (loss)	1,391	4,560	2,036

Investment expenses	(50)	(55)	(56)
Interest expense	(3)	(3)	(4)

Net Investment Income (Loss)	$1,338	$4,502	$1,976

Investment Gains Losses Net Including Changes In Valuation Allowances [Table Text Block]
	2012	2011	2010

	(In Millions)

Fixed maturities	$(89)	$(29)	$(200)
Mortgage loans on real estate	(7)	(14)	(18)
Other equity investments	(13)	(4)	34
Other	12	0	0
Investment Gains (Losses), Net	$(97)	$(47)	$(184)

CLOSED BLOCKS (TABLES)	12 Months Ended
Dec. 31, 2012
Closed Block Assets And Liabilities Tables [Abstract]
Schedule of Closed Block Assets and Liabilities [Table Text Block]
	December 31,
	2012	2011

	(In Millions)

CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders’ account balances and other	$7,942	$8,121
Policyholder dividend obligation	373	260
Other liabilities	192	86
Total Closed Block liabilities	8,507	8,467

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of
$5,245 and $5,342)	5,741	5,686
Mortgage loans on real estate	1,255	1,205
Policy loans	1,026	1,061
Cash and other invested assets	2	30
Other assets	232	207
Total assets designated to the Closed Block	8,256	8,189

Excess of Closed Block liabilities over assets designated to the Closed Block	251	278

Amounts included in accumulated other comprehensive income (loss):
Net unrealized investment gains (losses), net of deferred income tax
(expense) benefit of $(47) and $(33) and policyholder
dividend obligation of $(373) and $(260)	87	62

Maximum Future Earnings To Be Recognized From Closed Block
Assets and Liabilities	$338	$340

Closed Block Operations Net Results [Abstract]
Schedule Of Closed Block Revenue And Expenses [Table Text Block]
	2012	2011	2010

	(In Millions)

REVENUES:
Premiums and other income	$316	$354	$365
Investment income (loss)	420	438	468
Net investment gains (losses)	(9)	(10)	(23)
Total revenues	727	782	810

BENEFITS AND OTHER DEDUCTIONS:
Policyholders’ benefits and dividends	724	757	776
Other operating costs and expenses	0	2	2
Total benefits and other deductions	724	759	778

Net revenues, before income taxes	3	23	32
Income tax (expense) benefit	(1)	(8)	(11)
Net Revenues (Losses)	$2	$15	$21

Closed Block Dividend Obligation [Table Text Block]
	December 31,
	2012	2011

	(In Millions)

Balances, beginning of year	$260	$119
Unrealized investment gains (losses)	113	141
Balances, End of year	$373	$260

CONTRACTHOLDER BONUS INTEREST CREDITS (TABLES)	12 Months Ended
Dec. 31, 2012
Contractholder Bonus Interest Credits Tables [Abstract]
Contractholder Bonus Interest Credits [Table Text Block]
	December 31,
	2012	2011

	(In Millions)

Balance, beginning of year	$718	$772
Contractholder bonus interest credits deferred	30	34
Amortization charged to income	(127)	(88)
Balance, End of Year	$621	$718

FAIR VALUE DISCLOSURES (TABLES)	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures Tables [Abstract]
Fair Value, by Balance Sheet Grouping [Table Text Block]
Fair Value Measurements at December 31, 2012

	Level 1	Level 2	Level 3	Total

	(In Millions)

Assets
Investments:
Fixed maturities, available-for-sale:
Corporate	$6	$22,837	$355	$23,198
U.S. Treasury, government and agency	0	5,180	0	5,180
States and political subdivisions	0	480	50	530
Foreign governments	0	511	19	530
Commercial mortgage-backed	0	0	900	900
Residential mortgage-backed(1)	0	1,940	9	1,949
Asset-backed(2)	0	69	113	182
Redeemable preferred stock	242	881	15	1,138
Subtotal	248	31,898	1,461	33,607
Other equity investments	78	0	77	155
Trading securities	446	1,863	0	2,309
Other invested assets:
Short-term investments	0	98	0	98
Swaps	0	148	0	148
Futures	(2)	0	0	(2)
Options	0	224	0	224
Floors	0	291	0	291
Swaptions	0	502	0	502
Subtotal	(2)	1,263	0	1,261
Cash equivalents	2,289	0	0	2,289
Segregated securities	0	1,551	0	1,551
GMIB reinsurance contracts	0	0	11,044	11,044
Separate Accounts' assets	90,751	2,775	224	93,750
Total Assets	$93,810	$39,350	$12,806	$145,966

Liabilities
GIB and GWBL and other features' liability	0	0	265	265
Total Liabilities	$0	$0	$265	$265

Fair Value Measurements at December 31, 2011

	Level 1	Level 2	Level 3	Total

	(In Millions)

Assets
Investments:
Fixed maturities, available-for-sale:
Corporate	$7	$22,698	$432	$23,137
U.S. Treasury, government and agency	0	3,948	0	3,948
States and political subdivisions	0	487	53	540
Foreign governments	0	503	22	525
Commercial mortgage-backed	0	0	902	902
Residential mortgage-backed(1)	0	1,632	14	1,646
Asset-backed(2)	0	92	172	264
Redeemable preferred stock	203	813	14	1,030
Subtotal	210	30,173	1,609	31,992
Other equity investments	66	0	77	143
Trading securities	457	525	0	982
Other invested assets:
Short-term investments	0	132	0	132
Swaps	0	177	(2)	175
Futures	(2)	0	0	(2)
Options	0	7	0	7
Floors	0	327	0	327
Swaptions	0	1,029	0	1,029
Subtotal	(2)	1,672	(2)	1,668
Cash equivalents	2,475	0	0	2,475
Segregated securities	0	1,280	0	1,280
GMIB reinsurance contracts	0	0	10,547	10,547
Separate Accounts' assets	83,672	2,532	215	86,419
Total Assets	$86,878	$36,182	$12,446	$135,506

Liabilities
GIB and GWBL and other features' liability	$0	$0	$291	$291
Total Liabilities	$0	$0	$291	$291

Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Table Text Block]
Level 3 Instruments
Fair Value Measurements

		State and
		Political		Commercial	Residential
		Sub-	Foreign	Mortgage-	Mortgage-	Asset-
	Corporate	divisions	Govts	backed	backed	backed

	(In Millions)

Balance, January 1, 2012	$432	$53	$22	$902	$14	$172
Total gains (losses), realized and
unrealized, included in:
Earnings (loss) as:
Net investment income (loss)	2	0	0	2	0	0
Investment gains (losses), net	4	0	0	(105)	0	0
Subtotal	6	0	0	(103)	0	0
Other comprehensive income (loss)	15	(1)	0	128	0	4
Purchases	0	0	0	0	0	0
Issuances	0	0	0	0	0	0
Sales	(47)	(2)	0	(27)	(5)	(25)
Settlements	0	0	0	0	0	0
Transfers into Level 3(2)	17	0	0	0	0	0
Transfers out of Level 3(2)	(68)	0	(3)	0	0	(38)
Balance, December 31, 2012(1)	$355	$50	$19	$900	$9	$113

Balance, January 1, 2011	$320	$49	$21	$1,103	$0	$148
Total gains (losses), realized and
unrealized, included in:
Earnings (loss) as:
Net investment income (loss)	1	0	0	2	0	0
Investment gains (losses), net	0	0	0	(30)	0	1
Subtotal	$1	$0	$0	$(28)	$0	$1
Other comprehensive income (loss)	(2)	5	(1)	(34)	(1)	2
Purchases	117	0	1	0	0	21
Sales	(52)	(2)	0	(139)	(5)	(33)
Transfers into Level 3(2)	100	1	1	0	20	33
Transfers out of Level 3(2)	(52)	0	0	0	0	0
Balance, December 31, 2011(1)	$432	$53	$22	$902	$14	$172

	Redeem-					GWBL
	able	Other	Other	GMIB	Separate	and Other
	Preferred	Equity	Invested	Reinsurance	Accounts	Features
	Stock	Investments(1)	Assets	Asset	Assets	Liability

	(In Millions)

Balance, January 1, 2012	$14	$77	$(2)	$10,547	$215	$291
Total gains (losses), realized and
unrealized, included in:
Earnings (loss) as:
Net investment income (loss)	0	0	0	0	0	0
Investment gains (losses), net	0	0	0	0	8	0
Increase (decrease) in the fair value
of reinsurance contracts	0	0	0	315	0	0
Policyholders' benefits	0	0	0	0	0	(77)
Subtotal	0	0	0	315	8	(77)
Other comprehensive income (loss)	1	0	2	0	0	0
Purchases	0	0	0	182	6	51
Issuances	0	0	0	0	0	0
Sales	0	0	0	0	(2)	0
Settlements	0	0	0	0	(3)	0
Transfers into Level 3(2)	0	0	0	0	0	0
Transfers out of Level 3(2)	0	0	0	0	0	0
Balance, December 31, 2012	$15	$77	$0	$11,044	$224	$265

Balance, January 1, 2011	$2	$73	$0	$4,606	$207	$94
Total gains (losses), realized and
unrealized, included in:
Earnings (loss) as:
Net investment income (loss)	0	0	(2)	0	0	0
Investment gains (losses), net	0	1	0	0	0	0
Increase (decrease) in the fair value
of reinsurance contracts	0	0	0	5,737	17	0
Policyholders' benefits	0	0	0	0	0	176
Subtotal	$0	$1	$(2)	$5,737	$17	$176
Other comprehensive income (loss)	(1)	6	0	0	0	0
Purchases	0	2	0	204	4	21
Sales	(2)	(5)	0	0	(11)	0
Settlements	0	0	0	0	(2)	0
Transfers into Level 3(2)	15	0	0	0	0	0
Balance, December 31, 2011	$14	$77	$(2)	$10,547	$215	$291

Fair Value Assets Unrealized Gains Losses By Category For Level 3 Assets And Liabilities Still Held [Table Text Block]
	Earnings (Loss)
			Increase
	Net	Investment	(Decrease) in the
	Investment	Gains	Fair Value of		Policy-
	Income	(Losses),	Reinsurance		holders'
	(Loss)	Net	Contracts	OCI	Benefits

	(In Millions)
Level 3 Instruments
Full Year 2012
Still Held at December 31, 2012:(1)
Change in unrealized gains (losses):
Fixed maturities, available-for-sale:
Corporate	$0	$0	$0	$14	$0
State and political subdivisions	0	0	0	(1)	0
Foreign governments	0	0	0	1	0
Commercial mortgage-backed	0	0	0	124	0
Asset-backed	0	0	0	3	0
Other fixed maturities, available-for-sale	0	0	0	0	0
Subtotal	$0	$0	$0	$141	$0
GMIB reinsurance contracts	0	0	497	0	0
Separate Accounts’ assets	0	8	0	0	0
GIB and GWBL and other features’ liability	0	0	0	0	26
Total	$0	$8	$497	$141	$26

Level 3 Instruments
Full Year 2011
Still Held at December 31, 2011:(1)
Change in unrealized gains (losses):
Fixed maturities, available-for-sale:
Corporate	$0	$0	$0	$1	$0
State and political subdivisions	0	0	0	5	0
Foreign governments	0	0	0	(1)	0
Commercial mortgage-backed	0	0	0	(40)	0
Asset-backed	0	0	0	2	0
Other fixed maturities, available-for-sale	0	0	0	(2)	0
Subtotal	$0	$0	$0	$(35)	$0
GMIB reinsurance contracts	0	0	5,941	0	0
Separate Accounts’ assets	0	18	0	0	0
GIB and GWBL and other features’ liability	0	0	0	0	(197)
Total	$0	$18	$5,941	$(35)	$(197)

Fair Value Disclosure Financial Instruments Not Carried At Fair Value [Table Text Block]
	December 31, 2012
	Carrying	Fair Value
	Value	Level 1	Level 2	Level 3	Total

	(In Millions)

Mortgage loans on real estate	$5,059	$0	$0	$5,249	$5,249
Other limited partnership interests	1,514	0	0	1,514	1,514
Loans to affiliates	1,037	0	784	402	1,186
Policyholders liabilities: Investment contracts	2,494	0	0	2,682	2,682
Long-term debt	200	0	236	0	236
Loans from affiliates	1,325	0	1,676	0	1,676

	December 31, 2011
	Carrying	Fair
	Value	Value

	(In Millions)

Mortgage loans on real estate	$4,281	$4,432
Other limited partnership interests	1,582	1,582
Loans to affiliates	1,041	1,097
Policyholders liabilities: Investment contracts	2,549	2,713
Long-term debt	200	220
Loans from affiliates	1,325	1,485

Fair Value Inputs Quantitative Information [Table Text Block]
Quantitative Information about Level 3 Fair Value Measurements
December 31, 2012

	Fair	Valuation	Significant
	Value	Technique	Unobservable Input	Range

Assets:	(In Millions)
Investments:
Fixed maturities, available-for-sale:
Corporate	$94	Matrix pricing model	Spread over the industry-specific
			benchmark yield curve	125 bps - 650 bps

Commercial mortgage-backed	889	Discounted Cash flow	Constant default rate	3.0% - 25.0%
			Probability of default	55.0%
			Loss severity	49.0%
			Discount rate	3.72% - 13.42%

Residential mortgage-backed	1	Matrix pricing model	Spread over U.S. Treasury curve	46 bps

Asset-backed	8	Matrix pricing model	Spread over U.S. Treasury curve	30 bps - 695 bps

Other equity investments	38	Market comparable	Revenue multiple	0.6x - 62.5x
		companies	R&D multiple	1.0x - 30.6x
			Discount rate	18.0%
			Discount years	1 - 2
			Discount for lack of marketability
			and risk factors	40.0% - 60.0%

Separate Accounts' assets	194	Third party appraisal	Capitalization rate	5.5%
			Exit capitalization rate	6.6%
			Discount rate	7.7%

	22	Discounted cash flow	Spread over U.S. Treasury curve	275 bps - 586 bps
			Inflation rate	2.0% - 3.0%
			Discount factor	1.0% - 2.0%

GMIB reinsurance contracts	11,044	Discounted Cash flow	Lapse Rates	1.5% - 8.0%
			Withdrawal Rates	0.2% - 8.0%
			GMIB Utilization Rates	0.0% - 15.0%
			Non-performance risk	13 bps - 45 bps
			Volatility rates - Equity	24.0%- 36.0%

Liabilities:
GMWB/GWBL(1)	$205	Discounted Cash flow	Lapse Rates	1.0% - 8.0%
			Withdrawal Rates	0.0% - 7.0%
			Volatility rates - Equity	24.0% - 36.0%

GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES (TABLES)	12 Months Ended
Dec. 31, 2012
Variable Annuity Contracts GMDB GMIB And GWBL Tables [Abstract]
Variable Annuity Contracts- GMDB GMIB [Table Text Block]
	GMDB	GMIB	Total

	(In Millions)

Balance at January 1, 2010	$1,087	$1,558	$2,645
Paid guarantee benefits	(208)	(45)	(253)
Other changes in reserve	386	798	1,184
Balance at December 31, 2010	1,265	2,311	3,576
Paid guarantee benefits	(203)	(47)	(250)
Other changes in reserve	531	1,866	2,397
Balance at December 31, 2011	1,593	4,130	5,723
Paid guarantee benefits	(288)	(77)	(365)
Other changes in reserve	467	508	975
Balance at December 31, 2012	$1,772	$4,561	$6,333

Guaranteed Minimum Death Benefit Reinsurance Ceded [Table Text Block]
GMDB

(In Millions)

Balance at January 1, 2010	$405
Paid guarantee benefits	(81)
Other changes in reserve	209
Balance at December 31, 2010	533
Paid guarantee benefits	(81)
Other changes in reserve	264
Balance at December 31, 2011	716
Paid guarantee benefits	(127)
Other changes in reserve	255
Balance at December 31, 2012	$844

Schedule of Net Amount of Risk by Product and Guarantee [Table Text Block]
	Return
	of
	Premium	Ratchet	Roll-Up	Combo	Total

	(Dollars In Millions)
GMDB:
Account values invested in:
General Account	$12,817	$223	$102	$467	$13,609
Separate Accounts	$30,349	$7,419	$3,722	$34,536	$76,026
Net amount at risk, gross	$756	$784	$2,722	$13,931	$18,193
Net amount at risk, net of
amounts reinsured	$756	$480	$1,843	$5,617	$8,696
Average attained age of
contractholders	48.5	63.8	69.4	64.6	52.9
Percentage of contractholders
over age 70	8.1%	29.3%	49.9%	30.8%	14.8%
Range of contractually
specified interest rates	N/A	N/A	3.0% - 6.0%	3.0% - 6.5%	3.0% - 6.5%

GMIB:
Account values invested in:
General Account	N/A	N/A	$23	$562	$585
Separate Accounts	N/A	N/A	$2,488	$46,378	$48,866
Net amount at risk, gross	N/A	N/A	$1,995	$10,208	$12,203
Net amount at risk, net of
amounts reinsured	N/A	N/A	$593	$2,753	$3,346
Weighted average years
remaining until annuitization	N/A	N/A	0.3	4.4	4.2
Range of contractually
specified interest rates	N/A	N/A	3.0% - 6.0%	3.0% - 6.5%	3.0% - 6.5%

Schedule of Fair Value of Separate Accounts by Major Category of Investment [Table Text Block]
Investment in Variable Insurance Trust Mutual Funds

	December 31,
	2012	2011

	(In Millions)
GMDB:
Equity	$52,633	$46,207
Fixed income	3,748	3,810
Balanced	19,102	19,525
Other	543	652
Total	$76,026	$70,194

GMIB:
Equity	$33,361	$29,819
Fixed income	2,335	2,344
Balanced	12,906	13,379
Other	264	345
Total	$48,866	$45,887

No Lapse Guarantee Liabilities [Table Text Block]
		Reinsurance
	Direct Liability	Ceded	Net

	(In Millions)

Balance at January 1, 2010	$255	$(174)	$81
Other changes in reserves	120	(57)	63
Balance at December 31, 2010	375	(231)	144
Other changes in reserves	95	(31)	64
Balance at December 31, 2011	470	(262)	208
Other changes in reserves	86	(48)	38
Balance at December 31, 2012	$556	$(310)	$246

REINSURANCE AGREEMENTS (TABLES)	12 Months Ended
Dec. 31, 2012
Reinsurance Disclosures Tables [Abstract]
Schedule Of Effect Of Reinsurance [Table Text Block]
	2012	2011	2010

	(In Millions)

Direct premiums	$873	$908	$903
Reinsurance assumed	219	210	213
Reinsurance ceded	(578)	(585)	(586)
Premiums	$514	$533	$530

Universal Life and Investment-type Product Policy Fee Income Ceded	$234	$221	$210
Policyholders' Benefits Ceded	$667	$510	$536

Schedule Of Net Incurred Benefits And Benefits Paid For Individual DI And Major Medical Policies [Table Text Block ]
	2012	2011	2010

	(In Millions)

Incurred benefits related to current year	$16	$24	$30
Incurred benefits related to prior years	14	18	10
Total Incurred Benefits	$30	$42	$40

Benefits paid related to current year	$21	$15	$12
Benefits paid related to prior years	16	24	30
Total Benefits Paid	$37	$39	$42

SHORT- TERM AND LONG- TERM DEBT (TABLES)	12 Months Ended
Dec. 31, 2012
Debt Disclosure Tables [Abstract]
Short Term And Long Term Debt [Table Text Block]
	December 31,
	2012	2011

	(In Millions)

Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.5% and 0.2%)	$323	$445
Total short-term debt	323	445

Long-term debt:
AXA Equitable:
Surplus Notes, 7.7%, due 2015	200	200
Total long-term debt	200	200

Total Short-term and Long-term Debt	$523	$645

RELATED PARTY TRANSACTIONS (TABLES)	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Schedule Of Commission Fees And Other Income Revenues For Services Related To Mutual Funds Managed By Subsidiary [Table Text Block]
	2012	2011	2010

	(In Millions)

Investment advisory and services fees	$886	$840	$778
Distribution revenues	401	352	339
Other revenues - shareholder servicing fees	89	92	93
Other revenues - other	5	6	5

EMPLOYEE BENEFIT PLANS (TABLES)	12 Months Ended
Dec. 31, 2012
Employee Benefit Plans [Abstract]
Employee Benefit Plans Net Periodic Pension Expense [Table Text Block]
	2012	2011	2010

	(In Millions)

Service cost	$40	$41	$37
Interest cost	109	122	129
Expected return on assets	(146)	(120)	(115)
Actuarial (gain) loss	1	0	0
Net amortization	164	145	125
Plan amendments and additions	0	0	13
Net Periodic Pension Expense	$168	$188	$189

Schedule Of Accumulated And Projected Benefit Obligations [Table Text Block]
	December 31,
	2012	2011

	(In Millions)

Projected benefit obligation, beginning of year	$2,626	$2,424
Service cost	32	30
Interest cost	109	122
Actuarial (gains) losses	219	229
Benefits paid	(187)	(179)
Plan amendments and additions	(2)	0
Projected Benefit Obligation, End of Year	$2,797	$2,626

Schedule Of Net Funded Status [Table Text Block]
	December 31,
	2012	2011

	(In Millions)

Pension plan assets at fair value, beginning of year	$2,093	$1,529
Actual return on plan assets	231	77
Contributions	265	672
Benefits paid and fees	(193)	(185)
Pension plan assets at fair value, end of year	2,396	2,093
PBO	2,797	2,626
Excess of PBO Over Pension Plan Assets	$(401)	$(533)

Schedule Of Net Periodic Benefit Cost Not Yet Recognized [Table Text Block]
	December 31,
	2012	2011

	(In Millions)

Unrecognized net actuarial (gain) loss	$1,650	$1,679
Unrecognized prior service cost (credit)	4	7
Total	$1,654	$1,686

Schedule Of Allocation Of Plan Assets [Table Text Block]
	December 31,
	2012	2011

	(In Millions)

Fixed Maturities	52.8%	52.4%
Equity Securities	36.5	36.3
Equity real estate	8.4	9.3
Cash and short-term investments	2.3	2.0
Total	100.0%	100.0%

Schedule Of Fair Values Of Plan Assets Within Fair Value Hierarchy [Table Text Block]
December 31, 2012:	Level 1	Level 2	Level 3	Total

Asset Categories	(In Millions)
Fixed Maturities:
Corporate	$0	$849	$0	$849
U.S. Treasury, government and agency	0	410	0	410
States and political subdivisions	0	18	0	18
Other structured debt	0	0	5	5
Common and preferred equity	751	62	0	813
Mutual funds	35	0	0	35
Private real estate investment funds	0	0	3	3
Private real estate investment trusts	0	11	197	208
Cash and cash equivalents	25	0	0	25
Short-term investments	0	30	0	30
Total	$811	$1,380	$205	$2,396

December 31, 2011:	Level 1	Level 2	Level 3	Total

Asset Categories	(In Millions)
Fixed Maturities:
Corporate	$0	$797	$0	$797
U.S. Treasury, government and agency	0	275	0	275
States and political subdivisions	0	11	0	11
Other structured debt	0	0	6	6
Common and preferred equity	712	2	0	714
Mutual funds	33	0	0	33
Private real estate investment funds	0	0	4	4
Private investment trusts	0	29	183	212
Cash and cash equivalents	1	1	0	2
Short-term investments	7	32	0	39
Total	$753	$1,147	$193	$2,093

Schedule Of Reconciliation For All Level 3 Qualified Pension Plan Assets [Table Text Block]
		Private
		Real Estate	Private
	Fixed	Investment	Investment	Common
	Maturities(1)	Funds	Trusts	Equity	Total

	(In Millions)

Balance at January 1, 2012	$6	$4	$183	$0	$193
Actual return on plan assets:
Relating to assets still held
at December 31, 2012	0	0	14	0	14
Purchases/issues	0	0	0	0	0
Sales/settlements	(1)	(1)	0	0	(2)
Transfers into/out of Level 3	0	0	0	0	0
Balance at December 31, 2012	$5	$3	$197	$0	$205

Balance at January 1, 2011	$6	$13	$163	$0	$182
Actual return on plan assets:
Relating to assets still held
at December 31, 2011	0	3	20	0	23
Purchases/issues	0	0	0	1	1
Sales/settlements	0	(12)	0	(1)	(13)
Transfers into/out of Level 3	0	0	0	0	0
Balance at December 31, 2011	$6	$4	$183	$0	$193

Schedule or Description of Weighted Average Discount Rate [Table Text Block]
	2012	2011

Discount rates:
Benefit obligation	3.50%	4.25%
Periodic cost	4.25%	5.25%

Rates of compensation increase:
Benefit obligation and periodic cost	6.00%	6.00%

Expected long-term rates of return on pension plan assets (periodic cost)	6.75%	6.75%

Schedule Of Expected Benefit Payments [Table Text Block]
Pension
Benefits

(In Millions)

2013	$193
2014	203
2015	202
2016	200
2017	197
Years 2018-2022	936

SHARE- BASED AND OTHER COMPENSATION PROGRAMS (TABLES)	12 Months Ended
Dec. 31, 2012
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Schedule of Share-based Compensation, Stock Options, Activity [Table Text Block]
	Options Outstanding
	AXA Ordinary Shares		AXA ADRs(3)		AllianceBernstein Holding Units
		Weighted		Weighted		Weighted
	Number	Average	Number	Average	Number	Average
	Outstanding	Exercise	Outstanding	Exercise	Outstanding	Exercise
	(In Millions)	Price	(In Millions)	Price	(In Millions)	Price

Options outstanding at
January 1, 2012	18.1	€19.40	7.6	$18.47	9.0	$39.63
Options granted	1.2	€12.68	0.0	$0	0.1	$14.58
Options exercised	(0.1)	€10.09	(1.1)	$12.04	0.0	$0.00
Options forfeited, net	(1.1)	€19.46	(1.5)	$18.19	0.0	$0.00
Options expired	0	0	0	0	(0.5)	$32.34
Options Outstanding at
December 31, 2012	18.1	€21.00	5.0	$20.01	8.6	$39.77
Aggregate Intrinsic
Value(1)		€0 (2)		$1.1		$0 (2)
Weighted Average
Remaining
Contractual Term
(in years)	5.17		1.62		5.8
Options Exercisable at
December 31, 2012	12.8	€23.94	5.0	$20.03	4.2	33.85
Aggregate Intrinsic
Value(1)		€0 (2)		$1.1		$0 (2)
Weighted Average
Remaining
Contractual Term
(in years)	4.06		1.60		5.7

Schedule Of Share Based Payment Award Stock Options Valuation Assumptions [Table Text Block]
	AXA Ordinary Shares			AllianceBernstein Holding Units
	2012	2011	2010	2012	2011	2010

Dividend yield	7.54%	7.00%	6.98%	6.20%	5.40%	7.2 - 8.2%

Expected volatility	39.89%	33.90%	36.5%	49.20%	47.30%	46.2 - 46.6%

Risk-free interest rates	1.80%	3.13%	2.66%	0.70%	1.9%	2.2 - 2.3%

Expected life in years	5.6	6.4	6.4	6.0	6.0	6.0

Weighted average fair value per
option at grant date	$2.48	$2.49	$3.54	$3.67	$5.98	$6.18

Schedule of Share-based Compensation, Restricted Stock Units Award Activity [Table Text Block]
		Weighted
	Shares of	Average
	Restricted	Grant Date
	Stock	Fair Value

Unvested as of January 1, 2012	243,572	$30.22
Granted	27,218	$13.23
Vested	93,789	$30.93
Forfeited	0	0
Unvested as of December 31, 2012	177,001	$27.23

INCOME TAXES (TABLES)	12 Months Ended
Dec. 31, 2012
Income Tax Tables [Abstract]
Summary Of Income Tax Eexpense Benefit [Table Text Block]
	2012	2011	2010

	(In Millions)

Income tax (expense) benefit:
Current (expense) benefit	$(233)	$40	$(34)
Deferred (expense) benefit	391	(1,338)	(755)
Total	$158	$(1,298)	$(789)

Schedule Of Components Of Income Tax Expense Benefit [Table Text Block]

	2012	2011	2010

	(In Millions)

Expected income tax (expense) benefit	$(20)	$(1,443)	$(1,137)
Noncontrolling interest	37	(36)	66
Separate Accounts investment activity	94	83	53
Non-taxable investment income (loss)	24	8	15
Adjustment of tax audit reserves	(2)	(7)	(13)
State income taxes	7	7	(5)
AllianceBernstein Federal and foreign taxes	10	(13)	(3)
Tax settlement	0	84	99
ACMC conversion	0	0	135
Other	8	19	1
Income tax (expense) benefit	$158	$(1,298)	$(789)

Schedule Of Deferred Tax Assets And Liabilities [Table Text Block]	0

	December 31, 2012		December 31, 2011
	Assets	Liabilities	Assets	Liabilities

	(In Millions)

Compensation and related benefits	$207	$0	$248	$0
Reserves and reinsurance	0	2,419	0	3,060
DAC	0	960	0	891
Unrealized investment gains or losses	0	739	0	418
Investments	0	1,137	0	1,101
Alternative minimum tax credits	157	0	242	0
Other	0	57	79	0
Total	$364	$5,312	$569	$5,470

Unrecognized Tax Benefits Reconciliation [Table Text Block]
	2012	2011	2010

	(In Millions)

Balance at January 1,	$453	$434	$577
Additions for tax positions of prior years	740	337	168
Reductions for tax positions of prior years	(620)	(235)	(266)
Additions for tax positions of current year	0	1	1
Settlements with tax authorities	0	(84)	(46)
Balance at December 31,	$573	$453	$434

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) (TABLES)	12 Months Ended
Dec. 31, 2012
Comprehensive Income Note Tables [Abstract]
Schedule Of Accumulated Other Comprehensive Income Loss [Table Text Block]
	December 31,
	2012	2011	2010

	(In Millions)

Unrealized gains (losses) on investments	$1,352	$772	$406
Defined benefit pension plans	(1,056)	(1,082)	(1,008)
Total accumulated other comprehensive income (loss)	296	(310)	(602)
Less: Accumulated other comprehensive (income) loss attributable
to noncontrolling interest	21	13	(8)
Accumulated Other Comprehensive Income (Loss) Attributable
to AXA Equitable	$317	$(297)	$(610)

Schedule Of Comprehensive Income Loss [Table Text Block]
	2012	2011	2010

	(In Millions)

Net unrealized gains (losses) on investments:
Net unrealized gains (losses) arising during the year	$1,013	$879	$646
(Gains) losses reclassified into net earnings (loss) during the year	91	28	189
Net unrealized gains (losses) on investments	1,104	907	835
Adjustments for policyholders liabilities, DAC, deferred income
taxes and insurance liability loss recognition	(524)	(541)	(376)
Change in unrealized gains (losses), net of adjustments	580	366	459
Change in defined benefit pension plans	26	(74)	(40)
Total other comprehensive income (loss), net of income taxes	606	292	419
Less: Other comprehensive (income) loss attributable
to noncontrolling interest	8	21	7
Other Comprehensive Income (Loss) Attributable
to AXA Equitable	$614	$313	$426

COMMITMENTS AND CONTINGENT LIABILITIES (TABLES)	12 Months Ended
Dec. 31, 2012
Commitments And Contingent Liabilites Tables [Abstract]
Schedule of Restructuring and Related Costs [Table Text Block]
	December 31,
	2012	2011	2010

	(In Millions)

Balance, beginning of year	$44	$11	$20
Additions	54	79	13
Cash payments	(46)	(43)	(17)
Other reductions	0	(3)	(5)
Balance, End of Year	$52	$44	$11

INSURANCE GROUP STATUTORY FINANCIAL INFORMATION (TABLES)	12 Months Ended
Dec. 31, 2012
Statutory Financial Information Tables [Abstract]
Statutory Accounting Practices Disclosure [Table Text Block]

18)       INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $469 million during 2013. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2012, 2011 and 2010, respectively, the Insurance Group's statutory net income (loss) totaled $602 million, $967 million and $(510) million. Statutory surplus, capital stock and Asset Valuation Reserve (“AVR”) totaled $5,178 million and $4,845 million at December 31, 2012 and 2011, respectively. In 2012, 2011 and 2010, respectively, AXA Equitable paid $362 million, $379 million and $300 million in shareholder dividends.

At December 31, 2012, AXA Equitable, in accordance with various government and state regulations, had $81 million of securities on deposit with such government or state agencies.

In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2013 will approximate $71 million.

At December 31, 2012 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2012.

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles (“SAP”) and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

	December 31,
	2012	2011	2010

	(In Millions)

Net change in statutory surplus and capital stock	$64	$824	$685
Change in AVR	269	(211)	(291)
Net change in statutory surplus, capital stock and AVR	333	613	394
Adjustments:
Future policy benefits and policyholders' account balances	(508)	(270)	(61)
DAC	142	(2,861)	981
Deferred income taxes	798	(1,272)	(1,089)
Valuation of investments	(377)	16	145
Valuation of investment subsidiary	(306)	590	366
Increase (decrease) in the fair value of the reinsurance contract asset	497	5,941	2,350
Pension adjustment	(41)	111	56
Premiums and benefits ceded to AXA Arizona	(126)	(156)	(1,099)
Shareholder dividends paid	362	379	300
Changes in non-admitted assets	(489)	(154)	(64)
Other, net	(190)	(10)	(55)
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable	$95	$2,927	$2,224

	December 31,
	2012	2011	2010

	(In Millions)

Statutory surplus and capital stock	$4,689	$4,625	$3,801
AVR	489	220	431
Statutory surplus, capital stock and AVR	5,178	4,845	4,232
Adjustments:
Future policy benefits and policyholders' account balances	(3,642)	(2,456)	(2,015)
DAC	3,728	3,545	6,503
Deferred income taxes	(5,330)	(5,357)	(4,117)
Valuation of investments	3,271	2,266	1,658
Valuation of investment subsidiary	(137)	231	(657)
Fair value of reinsurance contracts	11,044	10,547	4,606
Deferred cost of insurance ceded to AXA Arizona	2,646	2,693	2,904
Non-admitted assets	467	510	761
Issuance of surplus notes	(1,525)	(1,525)	(1,525)
Other, net	(264)	(459)	(521)
U.S. GAAP Total Equity Attributable to AXA Equitable	$15,436	$14,840	$11,829

	December 31,
	2012	2011	2010

	(In Millions)

Statutory surplus and capital stock	$4,689	$4,625	$3,801
AVR	489	220	431
Statutory surplus, capital stock and AVR	5,178	4,845	4,232
Adjustments:
Future policy benefits and policyholders' account balances	(3,642)	(2,456)	(2,015)
DAC	3,728	3,545	6,503
Deferred income taxes	(5,330)	(5,357)	(4,117)
Valuation of investments	3,271	2,266	1,658
Valuation of investment subsidiary	(137)	231	(657)
Fair value of reinsurance contracts	11,044	10,547	4,606
Deferred cost of insurance ceded to AXA Arizona	2,646	2,693	2,904
Non-admitted assets	467	510	761
Issuance of surplus notes	(1,525)	(1,525)	(1,525)
Other, net	(264)	(459)	(521)
U.S. GAAP Total Equity Attributable to AXA Equitable	$15,436	$14,840	$11,829

BUSINESS SEGMENT INFORMATION (TABLES)	12 Months Ended
Dec. 31, 2012
Business Segment Information Tables [Abstract]
Schedule of Segment Reporting Information, by Segment [Table Text Block]
	2012	2011	2010

	(In Millions)

Segment revenues:
Insurance	$6,443	$15,140	$8,511
Investment Management(1)	2,738	2,750	2,959
Consolidation/elimination	(21)	(18)	(29)
Total Revenues	$9,160	$17,872	$11,441

	2012	2011	2010

	(In Millions)

Segment earnings (loss) from continuing operations, before income taxes:
Insurance	$(132)	$4,284	$2,846
Investment Management(2)	190	(164)	400
Consolidation/elimination	0	4	2
Total Earnings (Loss) from Continuing Operations, before Income Taxes	$58	$4,124	$3,248

	December 31,
	2012	2011

	(In Millions)

Segment assets:
Insurance	$164,201	$153,099
Investment Management	12,647	11,811
Consolidation/elimination	(5)	(2)
Total Assets	$176,843	$164,908

QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (TABLES)	12 Months Ended
Dec. 31, 2012
Quarterly Results Of Operations Tables [Abstract]
Schedule Of Quarterly Financial Information [Table Text Block]
	Three Months Ended
	March 31	June 30	September 30	December 31

	(In Millions)

2012
Total Revenues	$(952)	$6,475	$1,728	$1,909

Earnings (Loss) from Continuing Operations,
Net of Income Taxes, Attributable to AXA Equitable	$(1,635)	$2,421	$(241)	$(450)

Net Earnings (Loss), Attributable to AXA Equitable	$(1,635)	$2,421	$(241)	$(450)

2011
Total Revenues	$1,311	$3,402	$10,858	$2,301

Earnings (Loss) from Continuing Operations,
Net of Income Taxes, Attributable to AXA Equitable	$(572)	$741	$2,824	$(66)

Net Earnings (Loss), Attributable to AXA Equitable	$(572)	$741	$2,824	$(66)

SUMMARY OF INVESTMENTS- OTHER THAN INVESTMENTS IN RELATED PARTIES- SCHEDULE I (TABLES)	12 Months Ended
Dec. 31, 2012
Summary Of Investments OtherThan Investments In Related Parties Tables [Abstract]
Summary Of Investments Other Than Investments In Related Parties [Table Text Block]

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE I
SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
DECEMBER 31, 2012

			Carrying
Type of Investment	Cost(A)	Fair Value	Value

	(In Millions)

Fixed Maturities:
U.S. government, agencies and authorities	$4,664	$5,180	$5,180
State, municipalities and political subdivisions	445	530	530
Foreign governments	386	453	453
Public utilities	3,541	4,001	4,001
All other corporate bonds	20,630	22,341	22,341
Redeemable preferred stocks	1,054	1,102	1,102
Total fixed maturities	30,720	33,607	33,607

Equity securities:
Common stocks:
Industrial, miscellaneous and all other	23	24	24
Mortgage loans on real estate	5,059	5,249	5,059
Real estate joint ventures	4	N/A	4
Policy loans	3,512	3,284	3,512
Other limited partnership interests and equity investments	1,667	1,667	1,667
Trading securities	2,265	2,309	2,309
Other invested assets	1,828	1,828	1,828

Total Investments	$45,078	$47,968	$48,010

BALANCE SHEETS (PARENT COMPANY)- SCHEDULE II (TABLES)	12 Months Ended
Dec. 31, 2012
Condensed Financial Information Of Parent Company Only Disclosure Tables [Abstract]
Schedule Of Condensed Financial Information Of Parent Company Only [Table Text Block]
AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE II
BALANCE SHEETS (PARENT COMPANY)
DECEMBER 31, 2012 AND 2011

	2012	2011

	(In Millions)

ASSETS
Investment:
Fixed maturities available-for-sale, at fair value (amortized cost of
$30,656 and $30,142, respectively)	$33,538	$31,922
Mortgage loans on real estate	5,059	4,281
Equity real estate, held for the production of income	4	99
Policy loans	3,512	3,542
Investments in and loans to affiliates	2,328	2,304
Trading securities	1,834	472
Other equity investments	1,403	1,446
Other invested assets	1,826	2,334
Total investments	49,504	46,400
Cash and cash equivalents	2,450	2,516
Deferred policy acquisition costs	3,728	3,545
Amounts due from reinsurers	3,847	3,542
Guaranteed minimum income benefit reinsurance asset, at fair value	11,044	10,547
Other assets	4,576	4,782
Separate Accounts' assets	94,139	86,419

Total Assets	$169,288	$157,751

LIABILITIES
Policyholders' account balances	$28,263	$26,033
Future policy benefits and other policyholders liabilities	22,655	21,562
Broker-dealer related payables	213	11
Short-term and long-term debt	200	200
Current and deferred income taxes	4,479	4,385
Loans from affiliates	1,325	1,325
Other liabilities	2,578	2,976
Separate Accounts' liabilities	94,139	86,419
Total liabilities	153,852	142,911

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized, issued and outstanding	2	2
Capital in excess of par value	5,992	5,743
Retained earnings	9,125	9,392
Accumulated other comprehensive income (loss)	317	(297)
Total AXA Equitable's equity	15,436	14,840

Total Liabilities and AXA Equitable's Equity	$169,288	$157,751

STATEMENTS OF EARNINGS (PARENT COMPANY)- SCHEDULE II (TABLES)	12 Months Ended
Dec. 31, 2012
STATEMENTS OF EARNINGS (LOSS) (Details) [Abstract]
Income Statement [Table Text Block]
AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE II
STATEMENTS OF EARNINGS (PARENT COMPANY)
YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

	2012	2011	2010

	(In Millions)

REVENUES
Universal life and investment-type product policy fee income	$3,334	$3,312	$3,067
Premiums	514	533	530
Net investment income (loss):
Investment income (loss) from derivative instruments	(943)	2,369	(269)
Other investment income (loss)	2,208	2,186	2,239
Total net investment income (loss)	1,265	4,555	1,970
Investment gains (losses), net:
Total other-than-temporary impairment losses	(96)	(36)	(300)
Portion of loss recognized in other comprehensive income (loss)	2	4	18
Net impairment losses recognized	(94)	(32)	(282)
Other investment gains (losses), net	14	(10)	51
Total investment gains (losses), net	(80)	(42)	(231)
Equity in earnings (loss) of subsidiaries	483	55	468
Commissions, fees and other income	201	338	714
Increase (decrease) in the fair value of the reinsurance contract asset	497	5,941	2,350
Total revenues	6,214	14,692	8,868

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits	2,986	4,357	3,079
Interest credited to policyholders' account balances	1,166	999	951
Compensation and benefits	399	372	463
Commissions	1,265	1,212	1,056
Interest expense	106	106	106
Amortization of deferred policy acquisition costs	576	3,620	(326)
Capitalization of deferred policy acquisition costs	(718)	(759)	(655)
Rent expense	34	47	56
Premium taxes	42	43	40
Other operating costs and expenses	472	651	785
Total benefits and other deductions	6,328	10,648	5,555

Earnings (loss) from continuing operations, before income taxes	(114)	4,044	3,313
Income tax (expense) benefit	330	(1,218)	(854)
Net Earnings (Loss)	216	2,826	2,459
Less: net (earnings) loss attributable to the noncontrolling interest	(121)	101	(235)
Net Earnings (Loss) Attributable to AXA Equitable	95	2,927	2,224

Total other comprehensive income (loss), net of income taxes
Attributable to AXA Equitable	614	313	426
Comprehensive Income (Loss) Attributable to AXA Equitable	$709	$3,240	$2,650

STATEMENTS OF CASH FLOWS (PARENT COMPANY)- SCHEDULE II (TABLES)	12 Months Ended
Dec. 31, 2012
STATEMENTS OF CASH FLOWS [Abstract]
Statement Of Cash Flows [Table Text Block]
AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE II
STATEMENTS OF CASH FLOWS (PARENT COMPANY)
YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

	2012	2011	2010

	(In Millions)

Net earnings (loss)	$216	$2,826	$2,459
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders' account balances	1,166	999	951
Universal life and investment-type policy fee income	(3,334)	(3,312)	(3,067)
Investment gains (losses), net	80	42	231
Equity in net earnings of subsidiaries	(483)	(55)	(468)
Dividends from subsidiaries	323	332	123
Change in deferred policy acquisition costs	(142)	2,861	(981)
Change in future policy benefits and other policyholder funds	876	2,229	1,136
(Income) loss related to derivative instruments	943	(2,369)	269
Change in reinsurance recoverable with affiliate	(207)	(242)	(233)
Change in the fair value of the reinsurance contract asset	(497)	(5,941)	(2,350)
Change in current and deferred income taxes	(224)	1,250	912
Amortization of reinsurance cost	47	211	274
Amortization and depreciation	62	83	100
Other, net	(182)	(190)	(9)

Net cash provided by (used in) operating activities	(1,356)	(1,276)	(653)

Cash flows from investing activities:
Maturities and repayments of fixed maturities and mortgage loans
on real estate	3,547	3,427	2,746
Sales of investments	1,566	626	2,863
Purchases of investments	(7,563)	(7,462)	(6,529)
Cash settlements related to derivative instruments	(287)	1,429	(651)
Decrease in loans to affiliates	4	0	3
Change in short-term investments	34	16	(53)
Change in policy loans	31	38	37
Other, net	(37)	(44)	(97)

Net cash provided by (used in) investing activities	(2,705)	(1,970)	(1,681)

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE II
STATEMENTS OF CASH FLOWS (PARENT COMPANY)
YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010 - CONTINUED

	2012	2011	2010

	(In Millions)

Cash flows from financing activities:
Policyholders' account balances:
Deposits	$5,437	$4,461	$3,187
Withdrawals and transfers to Separate Accounts	(982)	(821)	(483)
Shareholder dividends paid	(362)	(379)	(300)
Capital contribution	195	0	0
Change in collateralized pledged liabilities	(288)	989	(270)
Change in collateralized pledged assets	(5)	99	533

Net cash provided by (used in) financing activities	3,995	4,349	2,667

Change in cash and cash equivalents	(66)	1,103	333
Cash and cash equivalents, beginning of year	2,516	1,413	1,080

Cash and Cash Equivalents, End of Year	$2,450	$2,516	$1,413

Supplemental cash flow information:
Interest Paid	$107	$106	$110

Income Taxes (Refunded) Paid	$261	$15	$(27)

SUPPLEMENTARY INSURANCE INFORMATION- SCHEDULE III (TABLES)	12 Months Ended
Dec. 31, 2012
Supplementary Insurance Information [Abstract]
Supplementary Insurance Information For Insurance Companies [Table Text Block]

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
AT AND FOR THE YEAR ENDED DECEMBER 31, 2012

			Future Policy	Policy			Amortization
	Deferred		Benefits	Charges	Net	Policyholders'	of Deferred
	Policy	Policyholders'	and other	And	Investment	Benefits and	Policy	Other
	Acquisition	Account	Policyholders'	Premium	Income	Interest	Acquisition	Operating
Segment	Costs	Balances	Funds	Revenue	(Loss)(1)	Credited	Costs	Expense(2)

	(In Millions)

Insurance	$3,728	$28,263	$22,687	$3,848	$1,242	$4,155	$576	$1,844
Investment
Management	0	0	0	0	65	0	0	2,548
Consolidation/
Elimination	0	0	0	0	31	0	0	(21)
Total	$3,728	$28,263	$22,687	$3,848	$1,338	$4,155	$576	$4,371

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
AT AND FOR THE YEAR ENDED DECEMBER 31, 2011

			Future Policy	Policy			Amortization
	Deferred		Benefits	Charges	Net	Policyholders'	of Deferred
	Policy	Policyholders'	and other	And	Investment	Benefits and	Policy	Other
	Acquisition	Account	Policyholders'	Premium	Income	Interest	Acquisition	Operating
Segment	Costs	Balances	Funds	Revenue	(Loss)(1)	Credited	Costs	Expense(2)

	(In Millions)

Insurance	$3,545	$26,033	$21,595	$3,845	$4,526	$5,359	$3,620	$1,877
Investment
Management	0	0	0	0	(58)	0	0	2,914
Consolidation/
Elimination	0	0	0	0	34	0	0	(22)
Total	$3,545	$26,033	$21,595	$3,845	$4,502	$5,359	$3,620	$4,769

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
AT AND FOR THE YEAR ENDED DECEMBER 31, 2010

	Policy			Amortization
	Charges	Net	Policyholders'	of Deferred
	And	Investment	Benefits and	Policy	Other
	Premium	Income	Interest	Acquisition	Operating
Segment	Revenue	(Loss)(1)	Credited	Costs	Expense(2)

Insurance	$3,597	$1,943	$4,032	$(326)	$1,959
Investment
Management	0	2	0	0	2,559
Consolidation/
Elimination	0	31	0	0	(31)
Total	$3,597	$1,976	$4,032	$(326)	$4,487

REINSURANCE- SCHEDULE IV (TABLES)	12 Months Ended
Dec. 31, 2012
Supplemental Schedule Of Reinsurance Premiums For Insurance Companies [Abstract]
Reinsurance Premiums For Insurance Companies By Product Segment [Table Text Block]

AXA EQUITABLE LIFE INSURANCE COMPANY
SCHEDULE IV
REINSURANCE(A)
AT OR FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

			Assumed		Percentage
		Ceded to	from		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net

	(Dollars In Millions)

2012
Life Insurance In-Force	$409,488	$96,869	$34,361	$346,980	9.9%

Premiums:
Life insurance and annuities	$785	$518	$206	$473	43.5%
Accident and health	88	60	13	41	31.7%
Total Premiums	$873	$578	$219	$514	42.6%

2011
Life Insurance In-Force	$396,304	$101,926	$34,738	$329,116	10.6%

Premiums:
Life insurance and annuities	$815	$521	$195	$489	39.9%
Accident and health	93	64	15	44	34.1%
Total Premiums	$908	$585	$210	$533	39.4%

2010
Life Insurance In-Force	$378,078	$124,959	$37,124	$290,243	17.7%

Premiums:
Life insurance and annuities	$802	$517	$197	$482	40.9%
Accident and health	101	69	16	48	33.3%
Total Premiums	$903	$586	$213	$530	40.2%

ORGANIZATIONS (DETAILS) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011
Alliance Bernstein [Member]
Organization Basis Of Presentation [Line Items]
Purchase/issuance/sale of AllianceBernstein Units to noncontrolling interest		$ 60	$ 54
Economic Interest In Subsidiary	50.00%
Purchase of interest in subsidiary	50.00%
Increase in Equity	6
Purchase price of this acquisition	21
Noncontrolling Interest, Period Increase (Decrease)	$ (27)	$ (60)	$ (54)
AXA Equitable [Member]
Organization Basis Of Presentation [Line Items]
Economic Interest In Subsidiary		39.50%	37.30%
Parent Company [Member]
Organization Basis Of Presentation [Line Items]
Economic Interest In Subsidiary		65.50%	64.60%

SIGNIFICANT ACCOUNTING POLICIES - RETROSPECTIVE ADOPTION (DETAILS) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
ASSETS [Abstract]
Deferred policy acquisition costs	$ 3,728				$ 3,545				$ 3,728	$ 3,545
LIABILITIES [Abstract]
Current and deferred income taxes	5,172				5,104				5,172	5,104
EQUITY [Abstract]
Retained earnings	9,125				9,392				9,125	9,392
Accumulated other comprehensive income (loss)	296				(310)				296	(310)	(602)
Total AXA Equitable Equity	15,436				14,840				15,436	14,840	11,829
Stockholders Equity Including Portion Attributable To Noncontrolling Interest	17,930				17,543				17,930	17,543	14,947
BENEFITS AND OTHER DEDUCTIONS [Abstract]
Amortization of deferred policy acquisition costs									576	3,620	(326)
Capitalization of deferred policy acquisition costs									(718)	(759)	(655)
Earnings (loss) from continuing operations before, income taxes									58	4,124	3,248
Income tax (expense) benefit									158	(1,298)	(789)
Net earnings (loss)									216	2,826	2,459
Net Earnings (Loss) Attributable to AXA Equitable	(450)	(241)	2,421	(1,635)	(66)	2,824	741	(572)	95	2,927	2,224
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities: [Abstract]
Net earnings (loss)									216	2,826	2,459
Change in deferred policy acquisition costs									142	(2,861)	981
Change in current and deferred income taxes									(254)	1,226	803
Accounting Standards Update 2010-26 [Member]
ASSETS [Abstract]
Deferred policy acquisition costs					3,545					3,545	6,503
LIABILITIES [Abstract]
Current and deferred income taxes					5,104					5,104	3,657
EQUITY [Abstract]
Retained earnings					9,392					9,392	6,844
Accumulated other comprehensive income (loss)					(297)					(297)	(610)
Total AXA Equitable Equity					14,840					14,840	11,829
Stockholders Equity Including Portion Attributable To Noncontrolling Interest					17,543					17,543	14,947
BENEFITS AND OTHER DEDUCTIONS [Abstract]
Amortization of deferred policy acquisition costs										3,620	(326)
Capitalization of deferred policy acquisition costs										(759)	(655)
Earnings (loss) from continuing operations before, income taxes										4,124	3,248
Income tax (expense) benefit										(1,298)	(789)
Net earnings (loss)										2,826	2,459
Net Earnings (Loss) Attributable to AXA Equitable										2,927	2,224
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities: [Abstract]
Net earnings (loss)										2,826	2,459
Change in deferred policy acquisition costs										(2,861)	981
Change in current and deferred income taxes										1,226	803
Accounting Standards Update 2010-26 [Member] | Scenario Previously Reported [Member]
ASSETS [Abstract]
Deferred policy acquisition costs					4,653					4,653	8,383
LIABILITIES [Abstract]
Current and deferred income taxes					5,491					5,491	4,315
EQUITY [Abstract]
Retained earnings					10,120					10,120	8,085
Accumulated other comprehensive income (loss)					(304)					(304)	(629)
Total AXA Equitable Equity					15,561					15,561	13,051
Stockholders Equity Including Portion Attributable To Noncontrolling Interest					18,264					18,264	16,169
BENEFITS AND OTHER DEDUCTIONS [Abstract]
Amortization of deferred policy acquisition costs										4,680	168
Capitalization of deferred policy acquisition costs										(1,030)	(916)
Earnings (loss) from continuing operations before, income taxes										3,335	3,015
Income tax (expense) benefit										(1,022)	(707)
Net earnings (loss)										2,313	2,308
Net Earnings (Loss) Attributable to AXA Equitable										2,414	2,073
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities: [Abstract]
Net earnings (loss)										2,313	2,308
Change in deferred policy acquisition costs										(3,650)	748
Change in current and deferred income taxes										950	721
Accounting Standards Update 2010-26 [Member] | Restatement Adjustment [Member]
ASSETS [Abstract]
Deferred policy acquisition costs					(1,108)					(1,108)	(1,880)
LIABILITIES [Abstract]
Current and deferred income taxes					(387)					(387)	(658)
EQUITY [Abstract]
Retained earnings					(728)					(728)	(1,241)
Accumulated other comprehensive income (loss)					7					7	19
Total AXA Equitable Equity					(721)					(721)	(1,222)
Stockholders Equity Including Portion Attributable To Noncontrolling Interest					(721)					(721)	(1,222)
BENEFITS AND OTHER DEDUCTIONS [Abstract]
Amortization of deferred policy acquisition costs										(1,060)	(494)
Capitalization of deferred policy acquisition costs										271	261
Earnings (loss) from continuing operations before, income taxes										789	233
Income tax (expense) benefit										(276)	(82)
Net earnings (loss)										513	151
Net Earnings (Loss) Attributable to AXA Equitable										513	151
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities: [Abstract]
Net earnings (loss)										513	151
Change in deferred policy acquisition costs										789	233
Change in current and deferred income taxes										$ 276	$ 82

SIGNIFICANT ACCOUNTING POLICIES - VIEs (DETAILS) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Goodwill And Intangible Asset Impairment [Abstract]
Finite Lived Intangible Asset Useful Life	20 years 0 months 0 days
Investments [Abstract]
Real Estate Held for Production of Income, Useful Life, Minimum (in years)	40 years 0 months 0 days
Real Estate And Accumulated Depreciation Life Used For Depreciation Maximum	50 years 0 months 0 days
Carrying value of COLI	$ 715,000,000	$ 737,000,000
Insurance Group [Member]
Consolidation Policy [Line Items]
Investment assets issued by VIEs	1,000,000	1,000,000
Variable Interest Entity Nonconsolidated Carrying Amount Assets	1,000,000	1,000,000
Alliance Bernstein [Member]
Consolidation Policy [Line Items]
Variable Interest Entity Nonconsolidated Carrying Amount Assets	22,000,000
Variable Interest Entity Entity Maximum Loss Exposure Amount	$ 100,000

SIGNIFICANT ACCOUNTING POLICIES - MORTGAGES REAL ESTATE (DETAILS) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Commercial Real Estate Portfolio Segment [Member]
Mortgage Loans on Real Estate, Write-down or Reserve, Management Judgment Factor [Line Items]
Nonaccrual Mortgage Loans on Real Estate, Net	$ 0	$ 52
Agricultural Real Estate Portfolio Segment [Member]
Mortgage Loans on Real Estate, Write-down or Reserve, Management Judgment Factor [Line Items]
Nonaccrual Mortgage Loans on Real Estate, Net	$ 2	$ 5

SIGNIFICANT ACCOUNTING POLICIES - EXCHANGE TRADED (DETAILS) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounting Policies [Abstract]
Derivative Net Liability Position Aggregate Fair Value	$ 5	$ 4
Collateral Already Posted Aggregate Fair Value	5	3
Cash and securities collateral	1,165	1,438
S&P 500, Russell 1000, NASDAQ 100 and Emerging Market Indices [Member]
Exchange Traded Future Contract [Line Items]
Exchange-Traded Future Contract, Initial Margin Requirement	270
Us Treasury Notes And Euro Dollar [Member]
Exchange Traded Future Contract [Line Items]
Exchange-Traded Future Contract, Initial Margin Requirement	100
Euro Stoxx, FTSE100, EAFE And Topix Indices [Member]
Exchange Traded Future Contract [Line Items]
Exchange-Traded Future Contract, Initial Margin Requirement	$ 7

SIGNIFICANT ACCOUNTING POLICIES - FAIR VALUE INSTRUMENTS (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis Quantitative Disclosure [Line Items]
Available-for-sale Securities, Fair Value Disclosure	$ 33,631	$ 32,011
Fair Value, Freestanding Contract	1,163	1,536
Freestanding Contract As Percentage Of Other Invested Assets Measured At Fair Value On Recurring Basis	92.20%	92.10%
Fair Value Adjustments On Over Counter Derivative Assets	2
Fair Value Inputs Level 1 [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis Quantitative Disclosure [Line Items]
Percentage Of Assets Measured At Fair Value On Recurring Basis By Inputs Level	70.30%	70.20%
Fair Value Inputs Level 2 [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis Quantitative Disclosure [Line Items]
Percentage Of Assets Measured At Fair Value On Recurring Basis By Inputs Level	28.40%	28.20%
Financial Instruments, Owned, Mortgages, Mortgage-backed and Asset-backed Securities, at Fair Value	1,966	1,718
Fair Value Inputs Level 3 [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis Quantitative Disclosure [Line Items]
Percentage Of Assets Measured At Fair Value On Recurring Basis By Inputs Level	1.30%	1.60%
Fair Value Disclosures Broker Priced	222	347
Financial Instruments, Owned, Mortgages, Mortgage-backed and Asset-backed Securities, at Fair Value	1,021	1,088
Fair Value Adjustments On GMIB Asset	447	688
Public Fixed Maturities [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis Quantitative Disclosure [Line Items]
Available-for-sale Securities, Fair Value Disclosure	25,591	24,534
Percentage Of Available For Sale Fixed Maturity Assets Measured At Fair Value On Recurring Basis	19.20%	19.80%
Private Fixed Maturities [Member]
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis Quantitative Disclosure [Line Items]
Available-for-sale Securities, Fair Value Disclosure	$ 8,016	$ 7,459
Percentage Of Available For Sale Fixed Maturity Assets Measured At Fair Value On Recurring Basis	6.00%	6.00%

SIGNIFICANT ACCOUNTING POLICIES - DAC (DETAILS)	12 Months Ended
Dec. 31, 2012
DAC [Abstract]
Estimated Average Annual Rate of Return, Gross	9.00%
Estimated Average Annual Rate of Return, Net	6.71%
Future Annual Rate of Return, Gross, Maximum	15.00%
Future Annual Rate of Return, Net, Maximum	12.71%
Future Annual Rate of Return, Gross, Minimum	0.00%
Future Annual Rate of Return, Net, Minimum	(2.29%)
Future Annual Rate of Return, Assumption, Duration, Maximum (in years)	5 years 0 months 0 days
Future Rate of Return, Gross, Annualized Rate	0.00%
Future Rate of Return, Gross, Annualized Period (in quarters)	2
Future Rate of Return, Gross, Mean Rate	9.00%
Future Rate of Return, Gross, Period for Mean Rate (in quarters)	8
Assumed Average Investment Yield Excluding Policy Loans, High End	5.15%
Assumed Average Investment Yield Excluding Policy Loans, Low End	5.00%
Period Used in Assumed Average Investment Yield Excluding Policy Loans (in years)	10 years 0 months 0 days

SIGNIFICANT ACCOUNTING POLICIES - OTHER (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Policyholders Dividend Policy [Abstract]
Carrying Amount of Dividend Paying Policy as Percentage of Directly Written Life Insurance In-Force	6.20%
Carrying Amount Of Dividend Paying Policies	$ 22,418
Separate Accounts Disclosure [Abstract]
Gain (Loss) Recognized on Assets Transferred to Separate Account	$ 10,110	$ (2,928)	$ 10,117
Goodwill And Intangible Asset Impairment [Abstract]
Finite Lived Intangible Asset Useful Life	20 years 0 months 0 days
Life Insurance Liabilities [Member]
Liability For Future Policy Benefits Assumptions [Line Items]
Traditional Life Interest Rate High End	10.90%
Traditional Life Interest Rate Low End	2.25%
Annuity Liabilities [Member]
Liability For Future Policy Benefits Assumptions [Line Items]
Liability for Policyholder Contract Deposits, Interest Rate, Deferred Annuity, Low End	1.57%
Liability for Policyholder Contract Deposits, Interest Rate, Deferred Annuity, High End	11.25%

INVESTMENTS (AVAILABLE FOR SALE SECURITIES) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost Basis	$ 30,743	$ 30,227
Gross Unrealized Gains	3,216	2,470
Gross Unrealized Losses	328	686
Fair Value	33,631	32,011
OTTI in AOCI	18	28
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Subtotal, Fair Value	33,607	31,992
Available For Sale Fixed Maturities Proceeds Gross Gains And Gross Losses From Sales And Other Than Temporary Impairments [Abstract]
Proceeds from sales	139	340	840
Gross gains on sales	13	6	28
Gross losses on sales	(12)	(9)	(16)
Total other-than-temporary impairment losses	(96)	(36)	(300)
Non-credit losses recognized in OCI	(2)	(4)	(18)
Net impairment losses recognized	(94)	(32)	(282)
Corporate Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost Basis	20,854	21,444
Gross Unrealized Gains	2,364	1,840
Gross Unrealized Losses	20	147
Fair Value	23,198	23,137
OTTI in AOCI	0	0
US Government Agencies Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost Basis	4,664	3,598
Gross Unrealized Gains	517	350
Gross Unrealized Losses	1	0
Fair Value	5,180	3,948
OTTI in AOCI	0	0
US States and Political Subdivisions Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost Basis	445	478
Gross Unrealized Gains	85	64
Gross Unrealized Losses	0	2
Fair Value	530	540
OTTI in AOCI	0	0
Foreign Government Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost Basis	454	461
Gross Unrealized Gains	76	65
Gross Unrealized Losses	0	1
Fair Value	530	525
OTTI in AOCI	0	0
Commercial Mortgage Backed Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost Basis	1,175	1,306
Gross Unrealized Gains	16	7
Gross Unrealized Losses	291	411
Fair Value	900	902
OTTI in AOCI	13	22
Available For Sale Securities Debt Maturities Amortized Cost [Abstract]
Amortized Cost Basis, without Single Maturity Date	1,175
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Fair Value, without Single Maturity Date	900
Residential Mortgage Backed Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost Basis	1,864	1,556
Gross Unrealized Gains	85	90
Gross Unrealized Losses	0	0
Fair Value	1,949	1,646
OTTI in AOCI	0	0
Available For Sale Securities Debt Maturities Amortized Cost [Abstract]
Amortized Cost Basis, without Single Maturity Date	1,864
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Fair Value, without Single Maturity Date	1,949
Asset-backed Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost Basis	175	260
Gross Unrealized Gains	12	15
Gross Unrealized Losses	5	11
Fair Value	182	264
OTTI in AOCI	5	6
Available For Sale Securities Debt Maturities Amortized Cost [Abstract]
Amortized Cost Basis, without Single Maturity Date	175
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Fair Value, without Single Maturity Date	182
Redeemable Preferred Stock [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost Basis	1,089	1,106
Gross Unrealized Gains	60	38
Gross Unrealized Losses	11	114
Fair Value	1,138	1,030
OTTI in AOCI	0	0
Fixed Maturities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost Basis	30,720	30,209
Gross Unrealized Gains	3,215	2,469
Gross Unrealized Losses	328	686
Fair Value	33,607	31,992
OTTI in AOCI	18	28
Available For Sale Securities Debt Maturities Amortized Cost [Abstract]
Due in one year or less, Amortized Cost	3,018
Due in years two through five, Amortized Cost	5,801
Due in years six through ten, Amortized Cost	9,877
Due after ten years, Amortized Cost	7,721
Subtotal, Amortized Cost Basis	26,417
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Due in one year or less, Fair Value	3,088
Due in years two through five, Fair Value	6,333
Due in years six through ten, Fair Value	11,140
Due after ten years, Fair Value	8,877
Subtotal, Fair Value	29,438
Available For Sale Securities, Debt Maturities, Fair Value	32,469
Fixed Maturities - Credit Loss Impairments
Balance beginning of period	332	329
Previously recognized impairments on securities that matured, paid, prepaid or sold	54	29
Impairments recognized this period on securities not previously impaired	62	27
Additional impairments this period on securities previously impaired	32	5
Balances at December 31,	372	332
Equity Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost Basis	23	18
Gross Unrealized Gains	1	1
Gross Unrealized Losses	0	0
Fair Value	24	19
OTTI in AOCI	0	0
Trading Fixed Maturities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost Basis	194	172
Gross Unrealized Gains	12	4
Gross Unrealized Losses	4	4
Fair Value	$ 202	$ 172

INVESTMENTS (NET UNREALIZED INVESTMENTS) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Unrealized Investment Gains Losses Recognized In Aoci Roll Forward [Abstract]
Net unrealized gains (losses) arising during the year	$ 1,013	$ 879	$ 646
Fixed Maturities [Member]
Net Unrealized Investment Gains Losses Recognized In Aoci Roll Forward [Abstract]
Balance, Attributable to AXA Equitable, End of Year	2,888	1,784
Fixed Maturities [Member] | Unrealized Investment Gains Losses With Otti Losses [Member]
Net Unrealized Investment Gains Losses Recognized In Aoci Roll Forward [Abstract]
Balance, Attributable to AXA Equitable, End of Year	(12)	(47)
Fixed Maturities [Member] | Unrealized Investment Gains Losses All Other [Member]
Net Unrealized Investment Gains Losses Recognized In Aoci Roll Forward [Abstract]
Balance, Attributable to AXA Equitable, End of Year	2,899	1,830
Fixed Maturities [Member] | Net Unrealized Gains (Losses) On Investmetns [Member] | Unrealized Investment Gains Losses With Otti Losses [Member]
Net Unrealized Investment Gains Losses Recognized In Aoci Roll Forward [Abstract]
Balance, attributable to AXA Equitable, beginning of year	(47)	(16)
Net unrealized gains (losses) arising during the year	5	(32)
Reclassification adjustment for OTTI losses Included in Net earnings (loss)	32	5
Reclassification adjustment for OTTI losses excluded from Net earnings (loss)	(2)	(4)
Balance, Attributable to AXA Equitable, End of Year	(12)	(47)
Fixed Maturities [Member] | Net Unrealized Gains (Losses) On Investmetns [Member] | Unrealized Investment Gains Losses All Other [Member]
Net Unrealized Investment Gains Losses Recognized In Aoci Roll Forward [Abstract]
Balance, attributable to AXA Equitable, beginning of year	1,831	889
Net unrealized gains (losses) arising during the year	1,008	915
Reclassification adjustment for OTTI losses Included in Net earnings (loss)	59	23
Reclassification adjustment for OTTI losses excluded from Net earnings (loss)	2	4
Balance, Attributable to AXA Equitable, End of Year	2,900	1,831
Fixed Maturities [Member] | DAC [Member] | Unrealized Investment Gains Losses With Otti Losses [Member]
Net Unrealized Investment Gains Losses Recognized In Aoci Roll Forward [Abstract]
Balance, attributable to AXA Equitable, beginning of year	5	3
Impact of net unrealized investment gains (losses) on DAC	(4)	2
Balance, Attributable to AXA Equitable, End of Year	1	5
Fixed Maturities [Member] | DAC [Member] | Unrealized Investment Gains Losses All Other [Member]
Net Unrealized Investment Gains Losses Recognized In Aoci Roll Forward [Abstract]
Balance, attributable to AXA Equitable, beginning of year	(207)	(108)
Impact of net unrealized investment gains (losses) on DAC	28	(99)
Balance, Attributable to AXA Equitable, End of Year	(179)	(207)
Fixed Maturities [Member] | Policyholders Liabilities [Member] | Unrealized Investment Gains Losses With Otti Losses [Member]
Net Unrealized Investment Gains Losses Recognized In Aoci Roll Forward [Abstract]
Balance, attributable to AXA Equitable, beginning of year	6	2
Impact of net unrealized investment gains (losses) on Policyholders liabilities	(2)	4
Balance, Attributable to AXA Equitable, End of Year	4	6
Fixed Maturities [Member] | Policyholders Liabilities [Member] | Unrealized Investment Gains Losses All Other [Member]
Net Unrealized Investment Gains Losses Recognized In Aoci Roll Forward [Abstract]
Balance, attributable to AXA Equitable, beginning of year	(385)	(121)
Impact of net unrealized investment gains (losses) on Policyholders liabilities	(218)	(264)
Balance, Attributable to AXA Equitable, End of Year	(603)	(385)
Fixed Maturities [Member] | Deferred Income Tax Asset Liability [Member] | Unrealized Investment Gains Losses With Otti Losses [Member]
Net Unrealized Investment Gains Losses Recognized In Aoci Roll Forward [Abstract]
Balance, attributable to AXA Equitable, beginning of year	12	4
Impact of net unrealized investment gains (losses) on Deferred income taxes	(10)	8
Balance, Attributable to AXA Equitable, End of Year	2	12
Fixed Maturities [Member] | Deferred Income Tax Asset Liability [Member] | Unrealized Investment Gains Losses All Other [Member]
Net Unrealized Investment Gains Losses Recognized In Aoci Roll Forward [Abstract]
Balance, attributable to AXA Equitable, beginning of year	(433)	(232)
Impact of net unrealized investment gains (losses) on Deferred income taxes	(308)	(201)
Balance, Attributable to AXA Equitable, End of Year	(741)	(433)
Fixed Maturities [Member] | AOCI Gain Losses Related to Net Unrealized Investment Gains Losses [Member] | Unrealized Investment Gains Losses With Otti Losses [Member]
Net Unrealized Investment Gains Losses Recognized In Aoci Roll Forward [Abstract]
Balance, attributable to AXA Equitable, beginning of year	(24)	(7)
Net unrealized gains (losses) arising during the year	5	(32)
Reclassification adjustment for OTTI losses Included in Net earnings (loss)	32	5
Reclassification adjustment for OTTI losses excluded from Net earnings (loss)	(2)	(4)
Impact of net unrealized investment gains (losses) on DAC	(4)	2
Impact of net unrealized investment gains (losses) on Deferred income taxes	(10)	8
Impact of net unrealized investment gains (losses) on Policyholders liabilities	(2)	4
Balance, Attributable to AXA Equitable, End of Year	(5)	(24)
Fixed Maturities [Member] | AOCI Gain Losses Related to Net Unrealized Investment Gains Losses [Member] | Unrealized Investment Gains Losses All Other [Member]
Net Unrealized Investment Gains Losses Recognized In Aoci Roll Forward [Abstract]
Balance, attributable to AXA Equitable, beginning of year	806	428
Net unrealized gains (losses) arising during the year	1,008	915
Reclassification adjustment for OTTI losses Included in Net earnings (loss)	59	23
Reclassification adjustment for OTTI losses excluded from Net earnings (loss)	2	4
Impact of net unrealized investment gains (losses) on DAC	28	(99)
Impact of net unrealized investment gains (losses) on Deferred income taxes	(308)	(201)
Impact of net unrealized investment gains (losses) on Policyholders liabilities	(218)	(264)
Balance, Attributable to AXA Equitable, End of Year	1,377	806
Equity Securities [Member] | Unrealized Investment Gains Losses All Other [Member]
Net Unrealized Investment Gains Losses Recognized In Aoci Roll Forward [Abstract]
Balance, Attributable to AXA Equitable, End of Year	$ 1	$ 1

INVESTMENTS (FIXED MATURITIES AVAILABLE FOR SALE) (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Investments In Fixed Maturity Securities Other Disclosure [Abstract]
Available-for-sale Securities, Amortized Cost Basis	$ 30,743	$ 30,227
Investment Income Investment Expense	(50)	(55)	(56)
Trading Securities, Cost	2,265	1,014
Trading Securities, Fair Value Disclosure	2,309	982
Separate Account Equity Investment Carrying Value	58	48
Separate Account Equity Investment Cost	57	50
Equity Securities, Carrying Value	24	19
Equity Securities, Amortized Cost	23	18
Net Realized and Unrealized Gain (Loss) on Trading Securities	69	(42)	39
Subprime residential mortgage loans [Member]
Investments In Fixed Maturity Securities Other Disclosure [Abstract]
Other Investments and Securities, at Cost	17	23
Alt residential mortgage loans [Member]
Investments In Fixed Maturity Securities Other Disclosure [Abstract]
Other Investments and Securities, at Cost	11	13
Corporate Debt Securities [Member]
Available For Sale Securities Continuous Unrealized Loss Position [Line Items]
Less than Twelve Months, Fair Value	562	1,910
Less than 12 Months, Gross unrealized Losses	(5)	(96)
12 Months or Longer, Fair Value	208	389
12 Months or Longer, Gross unrealized Losses	(15)	(51)
Total Fair Value	770	2,299
Total Gross unrealized losses	(20)	(147)
Investments In Fixed Maturity Securities Other Disclosure [Abstract]
Debt Securities Exposure In Single Issuer Of Total Investments	138	139
Available-for-sale Securities, Amortized Cost Basis	20,854	21,444
US Government Agencies Debt Securities [Member]
Available For Sale Securities Continuous Unrealized Loss Position [Line Items]
Less than Twelve Months, Fair Value	513	149
Less than 12 Months, Gross unrealized Losses	(1)	0
12 Months or Longer, Fair Value	0	0
12 Months or Longer, Gross unrealized Losses	0	0
Total Fair Value	513	149
Total Gross unrealized losses	(1)	0
Investments In Fixed Maturity Securities Other Disclosure [Abstract]
Available-for-sale Securities, Amortized Cost Basis	4,664	3,598
US States and Political Subdivisions Debt Securities [Member]
Available For Sale Securities Continuous Unrealized Loss Position [Line Items]
Less than Twelve Months, Fair Value	20	0
Less than 12 Months, Gross unrealized Losses	0	0
12 Months or Longer, Fair Value	0	18
12 Months or Longer, Gross unrealized Losses	0	(2)
Total Fair Value	20	18
Total Gross unrealized losses	0	(2)
Investments In Fixed Maturity Securities Other Disclosure [Abstract]
Available-for-sale Securities, Amortized Cost Basis	445	478
Foreign Government Debt Securities [Member]
Available For Sale Securities Continuous Unrealized Loss Position [Line Items]
Less than Twelve Months, Fair Value	6	30
Less than 12 Months, Gross unrealized Losses	0	(1)
12 Months or Longer, Fair Value	2	5
12 Months or Longer, Gross unrealized Losses	0	0
Total Fair Value	8	35
Total Gross unrealized losses	0	(1)
Investments In Fixed Maturity Securities Other Disclosure [Abstract]
Available-for-sale Securities, Amortized Cost Basis	454	461
Commercial Mortgage Backed Securities [Member]
Available For Sale Securities Continuous Unrealized Loss Position [Line Items]
Less than Twelve Months, Fair Value	7	79
Less than 12 Months, Gross unrealized Losses	(3)	(27)
12 Months or Longer, Fair Value	805	781
12 Months or Longer, Gross unrealized Losses	(288)	(384)
Total Fair Value	812	860
Total Gross unrealized losses	(291)	(411)
Investments In Fixed Maturity Securities Other Disclosure [Abstract]
Available-for-sale Securities, Amortized Cost Basis	1,175	1,306
Residential Mortgage Backed Securities [Member]
Available For Sale Securities Continuous Unrealized Loss Position [Line Items]
Less than Twelve Months, Fair Value	27	0
Less than 12 Months, Gross unrealized Losses	0	0
12 Months or Longer, Fair Value	1	1
12 Months or Longer, Gross unrealized Losses	0	0
Total Fair Value	28	1
Total Gross unrealized losses	0	0
Investments In Fixed Maturity Securities Other Disclosure [Abstract]
Available-for-sale Securities, Amortized Cost Basis	1,864	1,556
Asset-backed Securities [Member]
Available For Sale Securities Continuous Unrealized Loss Position [Line Items]
Less than Twelve Months, Fair Value	8	49
Less than 12 Months, Gross unrealized Losses	0	0
12 Months or Longer, Fair Value	36	44
12 Months or Longer, Gross unrealized Losses	(5)	(11)
Total Fair Value	44	93
Total Gross unrealized losses	(5)	(11)
Investments In Fixed Maturity Securities Other Disclosure [Abstract]
Available-for-sale Securities, Amortized Cost Basis	175	260
Redeemable Preferred Stock [Member]
Available For Sale Securities Continuous Unrealized Loss Position [Line Items]
Less than Twelve Months, Fair Value	143	341
Less than 12 Months, Gross unrealized Losses	(1)	(28)
12 Months or Longer, Fair Value	327	325
12 Months or Longer, Gross unrealized Losses	(10)	(86)
Total Fair Value	470	666
Total Gross unrealized losses	(11)	(114)
Investments In Fixed Maturity Securities Other Disclosure [Abstract]
Available-for-sale Securities, Amortized Cost Basis	1,089	1,106
Fixed Maturities [Member]
Available For Sale Securities Continuous Unrealized Loss Position [Line Items]
Less than Twelve Months, Fair Value	1,286	2,558
Less than 12 Months, Gross unrealized Losses	(10)	(152)
12 Months or Longer, Fair Value	1,379	1,563
12 Months or Longer, Gross unrealized Losses	(318)	(534)
Total Fair Value	2,665	4,121
Total Gross unrealized losses	(328)	(686)
Investments In Fixed Maturity Securities Other Disclosure [Abstract]
Debt Securities Exposure In Single Issuer Greater Than Stated Percentage Of Total Investments	0.30%
Available-for-sale Securities, Amortized Cost Basis	30,720	30,209
Accumulated Other Comprehensive Income Unrealized Gain Loss On Available For Sale Securities	2,888	1,784
The carrying value of fixed maturities non-income producing	17
Fixed Maturities [Member] | Other Than Investment Grade [Member] | External Credit Rating, Non Investment Grade [Member]
Investments In Fixed Maturity Securities Other Disclosure [Abstract]
Available-for-sale Securities, Amortized Cost Basis Other Than Investment Grade	2,095	2,179
Percentage Of Available For Sale Securities	6.80%	7.20%
Accumulated Other Comprehensive Income Unrealized Gain Loss On Available For Sale Securities	$ 224	$ 455

INVESTMENTS (Troubled Debt Restructuring) (DETAILS) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Financing Receivable, Modifications [Line Items]
Number of loans	$ 2
Outstanding Recorded Investment Pre Modification	126
Outstanding Recorded Investment Post Modification	126
Commercial Real Estate Portfolio Segment [Member]
Financing Receivable, Modifications [Line Items]
Number of loans	2
Outstanding Recorded Investment Pre Modification	126
Outstanding Recorded Investment Post Modification	126	141
Agricultural Real Estate Portfolio Segment [Member]
Financing Receivable, Modifications [Line Items]
Number of loans	0
Outstanding Recorded Investment Pre Modification	0
Outstanding Recorded Investment Post Modification	$ 0

INVESTMENTS (M Loans) (DETAILS) (Commercial Real Estate Portfolio Segment [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Commercial Real Estate Portfolio Segment [Member]
Allowance for Credit Losses [Roll Forward]
Beginning balance	$ 32	$ 18	$ 0
Charge-offs	0	0	0
Recoveries	24	8	0
Provisions	26	22	18
Ending balance	34	32	18
Ending Balance [Abstract]:
Financing Receivable, Allowance for Credit Losses, Individually Evaluated for Impairment	$ 34	$ 32	$ 18

INVESTMENTS ( Loans) (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Impaired Mortgage Loans [Abstract]
Unpaid principal balance		$ 202
Interest Income recognized	0
Commercial Real Estate Portfolio Segment [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	3,435	2,976
Age Analysis of Past Due Mortgage Loans [Abstract]
30 to 59 Days Past Due	0	61
60 to 89 Days Past Due	0	0
Greater than 90 Days Past Due	0	0
Total Past Due	0	61
Current	3,435	2,915
Total financing receivables	3,435	2,976
Recorded Investment 90 Days Past Due and Still Accruing	0	0
Commercial Real Estate Portfolio Segment [Member] | Ratio greater than 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	700	383
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	700	383
Commercial Real Estate Portfolio Segment [Member] | Ratio between 1.8 to 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	198	293
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	198	293
Commercial Real Estate Portfolio Segment [Member] | Ratio between 1.5 to 1.8 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	854	844
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	854	844
Commercial Real Estate Portfolio Segment [Member] | Ratio between 1.2 to 1.5 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	1,256	754
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	1,256	754
Commercial Real Estate Portfolio Segment [Member] | Ratio between 1 to 1.2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	247	585
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	247	585
Commercial Real Estate Portfolio Segment [Member] | Ratio less than 1 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	180	117
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	180	117
Commercial Real Estate Portfolio Segment [Member] | Zero to fifty percent [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	317	276
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	317	276
Commercial Real Estate Portfolio Segment [Member] | Zero to fifty percent [Member] | Ratio greater than 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	269	182
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	269	182
Commercial Real Estate Portfolio Segment [Member] | Zero to fifty percent [Member] | Ratio between 1.8 to 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	21	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	21	0
Commercial Real Estate Portfolio Segment [Member] | Zero to fifty percent [Member] | Ratio between 1.5 to 1.8 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	33
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	33
Commercial Real Estate Portfolio Segment [Member] | Zero to fifty percent [Member] | Ratio between 1.2 to 1.5 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	30
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	30
Commercial Real Estate Portfolio Segment [Member] | Zero to fifty percent [Member] | Ratio between 1 to 1.2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	27	31
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	27	31
Commercial Real Estate Portfolio Segment [Member] | Zero to fifty percent [Member] | Ratio less than 1 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Commercial Real Estate Portfolio Segment [Member] | Fifty to seventy percent [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	1,719	1,216
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	1,719	1,216
Commercial Real Estate Portfolio Segment [Member] | Fifty to seventy percent [Member] | Ratio greater than 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	370	201
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	370	201
Commercial Real Estate Portfolio Segment [Member] | Fifty to seventy percent [Member] | Ratio between 1.8 to 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	75	252
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	75	252
Commercial Real Estate Portfolio Segment [Member] | Fifty to seventy percent [Member] | Ratio between 1.5 to 1.8 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	619	447
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	619	447
Commercial Real Estate Portfolio Segment [Member] | Fifty to seventy percent [Member] | Ratio between 1.2 to 1.5 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	655	271
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	655	271
Commercial Real Estate Portfolio Segment [Member] | Fifty to seventy percent [Member] | Ratio between 1 to 1.2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	45
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	45
Commercial Real Estate Portfolio Segment [Member] | Fifty to seventy percent [Member] | Ratio less than 1 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Commercial Real Estate Portfolio Segment [Member] | Seventy to ninty percent [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	989	852
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	989	852
Commercial Real Estate Portfolio Segment [Member] | Seventy to ninty percent [Member] | Ratio greater than 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	61	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	61	0
Commercial Real Estate Portfolio Segment [Member] | Seventy to ninty percent [Member] | Ratio between 1.8 to 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	102	41
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	102	41
Commercial Real Estate Portfolio Segment [Member] | Seventy to ninty percent [Member] | Ratio between 1.5 to 1.8 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	235	280
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	235	280
Commercial Real Estate Portfolio Segment [Member] | Seventy to ninty percent [Member] | Ratio between 1.2 to 1.5 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	445	318
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	445	318
Commercial Real Estate Portfolio Segment [Member] | Seventy to ninty percent [Member] | Ratio between 1 to 1.2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	131	213
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	131	213
Commercial Real Estate Portfolio Segment [Member] | Seventy to ninty percent [Member] | Ratio less than 1 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	15	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	15	0
Commercial Real Estate Portfolio Segment [Member] | More than ninty percent [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	410
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	410
Commercial Real Estate Portfolio Segment [Member] | More than ninty percent [Member] | Ratio greater than 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Commercial Real Estate Portfolio Segment [Member] | More than ninty percent [Member] | Ratio between 1.8 to 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Commercial Real Estate Portfolio Segment [Member] | More than ninty percent [Member] | Ratio between 1.5 to 1.8 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	84
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	84
Commercial Real Estate Portfolio Segment [Member] | More than ninty percent [Member] | Ratio between 1.2 to 1.5 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	156	135
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	156	135
Commercial Real Estate Portfolio Segment [Member] | More than ninty percent [Member] | Ratio between 1 to 1.2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	89	296
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	89	296
Commercial Real Estate Portfolio Segment [Member] | More than ninty percent [Member] | Ratio less than 1 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	165	117
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	165	117
Commercial Real Estate Portfolio Segment [Member] | With No Related Allowance Recorded [Member]
Impaired Mortgage Loans [Abstract]
Recorded Investment	0	0
Unpaid principal balance	0	0
Related allowance	0	0
Average Record investments	0	0
Interest Income recognized		0
Commercial Real Estate Portfolio Segment [Member] | With Related Allowance Recorded [Member]
Impaired Mortgage Loans [Abstract]
Recorded Investment	170	202
Unpaid principal balance	170
Related allowance	34	32
Average Record investments	178	152
Interest Income recognized	10	8
Agricultural Real Estate Portfolio Segment [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	1,658	1,337
Age Analysis of Past Due Mortgage Loans [Abstract]
30 to 59 Days Past Due	6	5
60 to 89 Days Past Due	1	1
Greater than 90 Days Past Due	10	7
Total Past Due	17	13
Current	1,641	1,324
Total financing receivables	1,658	1,337
Recorded Investment 90 Days Past Due and Still Accruing	9	3
Agricultural Real Estate Portfolio Segment [Member] | Ratio greater than 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	301	218
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	301	218
Agricultural Real Estate Portfolio Segment [Member] | Ratio between 1.8 to 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	113	104
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	113	104
Agricultural Real Estate Portfolio Segment [Member] | Ratio between 1.5 to 1.8 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	347	276
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	347	276
Agricultural Real Estate Portfolio Segment [Member] | Ratio between 1.2 to 1.5 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	497	406
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	497	406
Agricultural Real Estate Portfolio Segment [Member] | Ratio between 1 to 1.2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	293	272
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	293	272
Agricultural Real Estate Portfolio Segment [Member] | Ratio less than 1 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	107	61
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	107	61
Agricultural Real Estate Portfolio Segment [Member] | Zero to fifty percent [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	1,008	859
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	1,008	859
Agricultural Real Estate Portfolio Segment [Member] | Zero to fifty percent [Member] | Ratio greater than 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	179	150
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	179	150
Agricultural Real Estate Portfolio Segment [Member] | Zero to fifty percent [Member] | Ratio between 1.8 to 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	84	89
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	84	89
Agricultural Real Estate Portfolio Segment [Member] | Zero to fifty percent [Member] | Ratio between 1.5 to 1.8 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	211	175
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	211	175
Agricultural Real Estate Portfolio Segment [Member] | Zero to fifty percent [Member] | Ratio between 1.2 to 1.5 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	308	247
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	308	247
Agricultural Real Estate Portfolio Segment [Member] | Zero to fifty percent [Member] | Ratio between 1 to 1.2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	177	190
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	177	190
Agricultural Real Estate Portfolio Segment [Member] | Zero to fifty percent [Member] | Ratio less than 1 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	49	8
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	49	8
Agricultural Real Estate Portfolio Segment [Member] | Fifty to seventy percent [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	641	469
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	641	469
Agricultural Real Estate Portfolio Segment [Member] | Fifty to seventy percent [Member] | Ratio greater than 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	122	68
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	122	68
Agricultural Real Estate Portfolio Segment [Member] | Fifty to seventy percent [Member] | Ratio between 1.8 to 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	29	15
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	29	15
Agricultural Real Estate Portfolio Segment [Member] | Fifty to seventy percent [Member] | Ratio between 1.5 to 1.8 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	136	101
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	136	101
Agricultural Real Estate Portfolio Segment [Member] | Fifty to seventy percent [Member] | Ratio between 1.2 to 1.5 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	188	158
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	188	158
Agricultural Real Estate Portfolio Segment [Member] | Fifty to seventy percent [Member] | Ratio between 1 to 1.2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	116	82
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	116	82
Agricultural Real Estate Portfolio Segment [Member] | Fifty to seventy percent [Member] | Ratio less than 1 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	50	45
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	50	45
Agricultural Real Estate Portfolio Segment [Member] | Seventy to ninty percent [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	9	9
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	9	9
Agricultural Real Estate Portfolio Segment [Member] | Seventy to ninty percent [Member] | Ratio greater than 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Agricultural Real Estate Portfolio Segment [Member] | Seventy to ninty percent [Member] | Ratio between 1.8 to 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Agricultural Real Estate Portfolio Segment [Member] | Seventy to ninty percent [Member] | Ratio between 1.5 to 1.8 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Agricultural Real Estate Portfolio Segment [Member] | Seventy to ninty percent [Member] | Ratio between 1.2 to 1.5 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	1	1
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	1	1
Agricultural Real Estate Portfolio Segment [Member] | Seventy to ninty percent [Member] | Ratio between 1 to 1.2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Agricultural Real Estate Portfolio Segment [Member] | Seventy to ninty percent [Member] | Ratio less than 1 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	8	8
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	8	8
Agricultural Real Estate Portfolio Segment [Member] | More than ninty percent [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Agricultural Real Estate Portfolio Segment [Member] | More than ninty percent [Member] | Ratio greater than 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Agricultural Real Estate Portfolio Segment [Member] | More than ninty percent [Member] | Ratio between 1.8 to 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Agricultural Real Estate Portfolio Segment [Member] | More than ninty percent [Member] | Ratio between 1.5 to 1.8 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Agricultural Real Estate Portfolio Segment [Member] | More than ninty percent [Member] | Ratio between 1.2 to 1.5 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Agricultural Real Estate Portfolio Segment [Member] | More than ninty percent [Member] | Ratio between 1 to 1.2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Agricultural Real Estate Portfolio Segment [Member] | More than ninty percent [Member] | Ratio less than 1 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Agricultural Real Estate Portfolio Segment [Member] | With No Related Allowance Recorded [Member]
Impaired Mortgage Loans [Abstract]
Recorded Investment	2	5
Unpaid principal balance	2	5
Related allowance	0	0
Average Record investments	3	5
Interest Income recognized	0	0
Agricultural Real Estate Portfolio Segment [Member] | With Related Allowance Recorded [Member]
Impaired Mortgage Loans [Abstract]
Recorded Investment	0	0
Unpaid principal balance	0	0
Related allowance	0	0
Average Record investments	0	0
Interest Income recognized	0	0
Total Mortgages Loan [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	5,093	4,313
Age Analysis of Past Due Mortgage Loans [Abstract]
30 to 59 Days Past Due	6	66
60 to 89 Days Past Due	1	1
Greater than 90 Days Past Due	10	7
Total Past Due	17	74
Current	5,076	4,239
Total financing receivables	5,093	4,313
Recorded Investment 90 Days Past Due and Still Accruing	9	3
Total Mortgages Loan [Member] | Ratio greater than 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	1,001	601
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	1,001	601
Total Mortgages Loan [Member] | Ratio between 1.8 to 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	311	397
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	311	397
Total Mortgages Loan [Member] | Ratio between 1.5 to 1.8 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	1,201	1,120
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	1,201	1,120
Total Mortgages Loan [Member] | Ratio between 1.2 to 1.5 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	1,753	1,160
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	1,753	1,160
Total Mortgages Loan [Member] | Ratio between 1 to 1.2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	540	857
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	540	857
Total Mortgages Loan [Member] | Ratio less than 1 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	287	178
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	287	178
Total Mortgages Loan [Member] | Zero to fifty percent [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	1,325	1,135
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	1,325	1,135
Total Mortgages Loan [Member] | Zero to fifty percent [Member] | Ratio greater than 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	448	332
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	448	332
Total Mortgages Loan [Member] | Zero to fifty percent [Member] | Ratio between 1.8 to 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	105	89
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	105	89
Total Mortgages Loan [Member] | Zero to fifty percent [Member] | Ratio between 1.5 to 1.8 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	211	208
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	211	208
Total Mortgages Loan [Member] | Zero to fifty percent [Member] | Ratio between 1.2 to 1.5 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	308	277
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	308	277
Total Mortgages Loan [Member] | Zero to fifty percent [Member] | Ratio between 1 to 1.2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	204	221
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	204	221
Total Mortgages Loan [Member] | Zero to fifty percent [Member] | Ratio less than 1 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	49	8
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	49	8
Total Mortgages Loan [Member] | Fifty to seventy percent [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	2,360	1,685
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	2,360	1,685
Total Mortgages Loan [Member] | Fifty to seventy percent [Member] | Ratio greater than 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	492	269
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	492	269
Total Mortgages Loan [Member] | Fifty to seventy percent [Member] | Ratio between 1.8 to 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	104	267
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	104	267
Total Mortgages Loan [Member] | Fifty to seventy percent [Member] | Ratio between 1.5 to 1.8 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	755	548
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	755	548
Total Mortgages Loan [Member] | Fifty to seventy percent [Member] | Ratio between 1.2 to 1.5 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	843	429
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	843	429
Total Mortgages Loan [Member] | Fifty to seventy percent [Member] | Ratio between 1 to 1.2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	116	127
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	116	127
Total Mortgages Loan [Member] | Fifty to seventy percent [Member] | Ratio less than 1 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	50	45
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	50	45
Total Mortgages Loan [Member] | Seventy to ninty percent [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	998	861
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	998	861
Total Mortgages Loan [Member] | Seventy to ninty percent [Member] | Ratio greater than 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	61	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	61	0
Total Mortgages Loan [Member] | Seventy to ninty percent [Member] | Ratio between 1.8 to 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	102	41
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	102	41
Total Mortgages Loan [Member] | Seventy to ninty percent [Member] | Ratio between 1.5 to 1.8 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	235	280
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	235	280
Total Mortgages Loan [Member] | Seventy to ninty percent [Member] | Ratio between 1.2 to 1.5 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	446	319
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	446	319
Total Mortgages Loan [Member] | Seventy to ninty percent [Member] | Ratio between 1 to 1.2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	131	213
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	131	213
Total Mortgages Loan [Member] | Seventy to ninty percent [Member] | Ratio less than 1 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	23	8
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	23	8
Total Mortgages Loan [Member] | More than ninty percent [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	410	632
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	410	632
Total Mortgages Loan [Member] | More than ninty percent [Member] | Ratio greater than 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Total Mortgages Loan [Member] | More than ninty percent [Member] | Ratio between 1.8 to 2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	0
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	0
Total Mortgages Loan [Member] | More than ninty percent [Member] | Ratio between 1.5 to 1.8 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	0	84
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	0	84
Total Mortgages Loan [Member] | More than ninty percent [Member] | Ratio between 1.2 to 1.5 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	156	135
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	156	135
Total Mortgages Loan [Member] | More than ninty percent [Member] | Ratio between 1 to 1.2 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	89	296
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	89	296
Total Mortgages Loan [Member] | More than ninty percent [Member] | Ratio less than 1 times [Member]
Mortgage Loans by Loan-to-Value & Debt Service Coverage Ratios [Line Items]
Mortgage Loans on Real Estate, Face Amount of Mortgages	165	117
Age Analysis of Past Due Mortgage Loans [Abstract]
Total financing receivables	165	117
Total Mortgages Loan [Member] | With No Related Allowance Recorded [Member]
Impaired Mortgage Loans [Abstract]
Recorded Investment	2	5
Unpaid principal balance	2	5
Related allowance	0	0
Average Record investments	3	5
Interest Income recognized	0	0
Total Mortgages Loan [Member] | With Related Allowance Recorded [Member]
Impaired Mortgage Loans [Abstract]
Recorded Investment	170	202
Unpaid principal balance	170	202
Related allowance	34	32
Average Record investments	178	152
Interest Income recognized	$ 10	$ 8

INVESTMENTS (Equity) (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Equity Method Investments [Line Items]
Equity investments limited partnership carrying value	$ 1,520	$ 1,587
Total equity in net earnings (losses)	170	179	173
Equity Method Investment [Member]
Equity Method Investments [Line Items]
Equity investment real estate joint ventures	0	91
Investment 10 million or greater and equity interest of 10% Or greater [Member]
Balance sheet equity method [Abstract]
Total Assets	309	658
Total liabilities	173	378
Partners' capital	136	280
Total Liabilities and Partners' Capital	309	658
The Company's Carrying Value in investements	63	169
Statement of earnings and loss [Abstract]
Net Earnings (Loss)	10	35	32
The Company's Equity in Net Earnings (Loss)	18	20	18
Investment 10 million or greater and equity interest of 10% Or greater [Member] | Revenues of real estate joint ventures [Member]
Statement of earnings and loss [Abstract]
Net Earnings (Loss)	26	111	110
Investment 10 million or greater and equity interest of 10% Or greater [Member] | Net revenues of other limited partnership interests [Member]
Statement of earnings and loss [Abstract]
Net Earnings (Loss)	3	6	3
Investment 10 million or greater and equity interest of 10% Or greater [Member] | Interest expense - third party [Member]
Statement of earnings and loss [Abstract]
Net Earnings (Loss)	0	(21)	(22)
Investment 10 million or greater and equity interest of 10% Or greater [Member] | Other Expenses [Member]
Statement of earnings and loss [Abstract]
Net Earnings (Loss)	(19)	(61)	(59)
Investment 10 million or greater and equity interest of 10% Or greater [Member] | Investments in real estate, at depreciated cost [Member]
Balance sheet equity method [Abstract]
Total Assets	233	584
Investment 10 million or greater and equity interest of 10% Or greater [Member] | Investments in securities, generally at fair value [Member]
Balance sheet equity method [Abstract]
Total Assets	54	51
Investment 10 million or greater and equity interest of 10% Or greater [Member] | Cash and Cash Equivalents [Member]
Balance sheet equity method [Abstract]
Total Assets	8	10
Investment 10 million or greater and equity interest of 10% Or greater [Member] | Other assets [Member]
Balance sheet equity method [Abstract]
Total Assets	14	13
Investment 10 million or greater and equity interest of 10% Or greater [Member] | Borrowed funds - third party [Member]
Balance sheet equity method [Abstract]
Total liabilities	162	372
Investment 10 million or greater and equity interest of 10% Or greater [Member] | Other liabilities [Member]
Balance sheet equity method [Abstract]
Total liabilities	$ 11	$ 6

INVESTMENTS (Derivatives) (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Derivative Instruments by Category [Line Items]
Derivative, Notional Amount	$ 53,307	$ 40,639
Fair Value Assets Derivatives	12,837	12,508
Derivative Liability, Fair Value, Net	895	716
Gain (losses) reported in net earnings (losses)	(455)	8,118
Equity Contracts Futures [Member]
Derivative Instruments by Category [Line Items]
Derivative, Notional Amount	6,189	6,443
Fair Value Assets Derivatives	0	0
Derivative Liability, Fair Value, Net	2	2
Gain (losses) reported in net earnings (losses)	(1,058)	(34)
Equity Contracts Swaps [Member] Member
Derivative Instruments by Category [Line Items]
Derivative, Notional Amount	965	784
Fair Value Assets Derivatives	2	10
Derivative Liability, Fair Value, Net	56	21
Gain (losses) reported in net earnings (losses)	(320)	33
Equity Contracts Options [Member] Member
Derivative Instruments by Category [Line Items]
Derivative, Notional Amount	3,492	1,211
Fair Value Assets Derivatives	443	92
Derivative Liability, Fair Value, Net	219	85
Gain (losses) reported in net earnings (losses)	66	(20)
Interest Rate Floor [Member]
Derivative Instruments by Category [Line Items]
Derivative, Notional Amount	2,700	3,000
Fair Value Assets Derivatives	291	327
Derivative Liability, Fair Value, Net	0	0
Gain (losses) reported in net earnings (losses)	68	139
Interest rate contracts Swaps [Member] Member
Derivative Instruments by Category [Line Items]
Derivative, Notional Amount	18,239	9,826
Fair Value Assets Derivatives	554	503
Derivative Liability, Fair Value, Net	353	317
Gain (losses) reported in net earnings (losses)	402	590
Interest rate contracts Futures [Member]
Derivative Instruments by Category [Line Items]
Derivative, Notional Amount	14,033	11,983
Fair Value Assets Derivatives	0	0
Derivative Liability, Fair Value, Net	0	0
Gain (losses) reported in net earnings (losses)	84	849
Interest rate contracts Swaptions [Member] Member
Derivative Instruments by Category [Line Items]
Derivative, Notional Amount	7,608	7,354
Fair Value Assets Derivatives	502	1,029
Derivative Liability, Fair Value, Net	0	0
Gain (losses) reported in net earnings (losses)	(220)	817
Foreign currency Contracts [Member] Member
Derivative Instruments by Category [Line Items]
Derivative, Notional Amount	81	38
Fair Value Assets Derivatives	1	0
Derivative Liability, Fair Value, Net	0	0
Gain (losses) reported in net earnings (losses)	0	0
Net investment Income (loss) [Member] Member
Derivative Instruments by Category [Line Items]
Gain (losses) reported in net earnings (losses)	(978)	2,374
Gmib Reinsurance [Member]
Derivative Instruments by Category [Line Items]
Derivative, Notional Amount	0	0
Fair Value Assets Derivatives	11,044	10,547
Derivative Liability, Fair Value, Net	0	0
Gain (losses) reported in net earnings (losses)	497	5,941
GIB and GWBL and Other Features [Member]
Derivative Instruments by Category [Line Items]
Derivative, Notional Amount	0	0
Fair Value Assets Derivatives	0	0
Derivative Liability, Fair Value, Net	265	291
Gain (losses) reported in net earnings (losses)	$ 26	$ (197)

INVESTMENTS (Net Investment Income) (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Interest and Dividend Income Operating	$ 1,391	$ 4,560	$ 2,036
Investment Income Investment Expense	(50)	(55)	(56)
Investment Income Interest Expense	(3)	(3)	(4)
Total net investment income (loss)	1,338	4,502	1,976
Realized Investment Gains Losses	(97)	(47)	(184)
Unrealized Gain Loss On Derivatives	746	1,071	684
Schedule Of Gain Loss On Investments Including Marketable Securities And Investments Held At Cost Income Statement Reported Amounts Summary [Abstract]
Investment (gains) losses, net	(97)	(47)	(184)
Fixed Maturities [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Interest and Dividend Income Operating	1,529	1,555	1,616
Realized Investment Gains Losses	(89)	(29)	(200)
Mortgage Loans On Real Estate [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Interest and Dividend Income Operating	264	241	231
Realized Investment Gains Losses	(7)	(14)	(18)
Real Estate Investment [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Interest and Dividend Income Operating	14	19	20
Equity Method Investments [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Interest and Dividend Income Operating	189	116	111
Realized Investment Gains Losses	(13)	(4)	34
Policy Loans [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Interest and Dividend Income Operating	226	229	234
Short Term Investments [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Interest and Dividend Income Operating	15	5	11
Derivative [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Interest and Dividend Income Operating	(978)	2,374	(284)
Realized Investment Gains Losses	232	1,303	(968)
Broker Dealer Related Receivables [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Interest and Dividend Income Operating	14	13	12
Trading Assets Excluding Debt And Equity Securities [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Interest and Dividend Income Operating	85	(29)	49
Other Investments [Member]
Schedule Of Investment Income Reported Amounts By Category [Line Items]
Interest and Dividend Income Operating	33	37	36
Realized Investment Gains Losses	$ 12	$ 0	$ 0

GOODWILL AND OTHER INTANGIBLE ASSETS (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended								12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Investment Management [Member]	Dec. 31, 2012 Sun America [Member]	Dec. 31, 2012 Alliance Bernstein [Member]	Dec. 31, 2011 Alliance Bernstein [Member]	Mar. 31, 2011 Alliance Bernstein [Member]	Dec. 31, 2012 Alliance Bernstein [Member] Investment Management [Member]	Dec. 31, 2011 Alliance Bernstein [Member] Investment Management [Member]	Dec. 31, 2010 Alliance Bernstein [Member] Investment Management [Member]	Dec. 31, 2012 Alliance Bernstein [Member] Sun America [Member] Investment Management [Member]
Goodwill And Intangible Asset Impairment [Line Items]
Carrying value of goodwill related to AllianceBernstein						$ 3,472	$ 3,472
Gross carrying amount of AllianceBernstein related intangible assets									561	561
Accumulated amortization of these intangible assets									360	336
Amortization expense related to the AllianceBernstein intangible assets	24	24	23						24	23	24
Finite-Lived Intangible Assets, Amortization Expense, Next Twelve Months									24
Finite-Lived Intangible Assets, Amortization Expense, Year Two									24
Finite-Lived Intangible Assets, Amortization Expense, Year Three									24
Finite-Lived Intangible Assets, Amortization Expense, Year Four									24
Finite-Lived Intangible Assets, Amortization Expense, Year Five									24
AllianceBernstein acquired SunAmericas alternative investment group [Abstract]
Purchase price of this acquisition				25				21				49
Cash payment				21								14
Assumed liabilities				4								3
Contingent consideration												32
Recognition of of goodwill				15	46
Business Acquisition Cost Of Acquired Entity Deferred Compensation Liabilities Incurred												36
Contingent consideration payable, recurring payment												2
Performance Fees												4
Investment Management segments Other assets [Abstract]
Net deferred sales commissions									95	60
Estimated amortization expense of deferred sales commissions for year 1									39
Estimated amortization expense of deferred sales commissions for year 2									26
Estimated amortization expense of deferred sales commissions for year 3									20
Estimated amortization expense of deferred sales commissions for year 4									9
Estimated amortization expense of deferred sales commissions for year 5									$ 0

CLOSED BLOCKS (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Closed Block Liabilities [Abstract]
Closed Block Liabilities, Future Policy Benefits and Policyholder Account Balances	$ 7,942	$ 8,121
Policyholder dividend obligation	373	260
Other liabilities	192	86
Total Closed Block liabilities	8,507	8,467
Assets Designated To Closed Block [Abstract]
Fixed maturities, available for sale, at fair value (amortized cost of $5,416 and $5,575)	5,741	5,686
Mortgage loans on real estate	1,255	1,205
Policy loans	1,026	1,061
Assets Designated To Closed Block Cash And Cash Equivalents	2	30
Assets Designated To Closed Block Other Closed Block Assets	232	207
Total assets designated to the Closed Block	8,256	8,189
Excess of Closed Block liabilities over assets designated to the Closed Block	251	278
Amounts included in accumulated other comprehensive income (loss) [Abstract]
Net unrealized investment gains (losses) net of deferred income tax (expense) benefit of $(28) and $(23) and policyholder dividend obligation of $(119) and $0	87	62
Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities	338	340
Closed Block Operations Revenue [Abstract]
Premiums and other income	316	354	365
Investment income (loss)	420	438	468
Net investment gains (losses)	(9)	(10)	(23)
Total Revenues	727	782	810
Closed Block Operations Benefits And Expense [Abstract]
Policyholders benefits and dividends	724	757	776
Other operating costs and expenses	0	2	2
Total benefits and other deductions	724	759	778
Net revenues, before income taxes	3	23	32
Income tax (expense) benefit	1	8	11
Net Revenues	2	15	21
Movement In Closed Block Dividend Obligation [Roll Forward]
Balances, beginning of year	260	119
Unrealized investment gains (losses)	113	141
Balances, End of year	$ 373	$ 260	$ 119

CONTRACTHOLDER BONUS INTEREST CREDITS (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Changes in the deferred asset for contractholder bonus interest credits
Balance, beginning of year	$ 718	$ 772
Contractholder bonus interest credits deferred	30	34
Amortization Charged To Income	127	88
Balance, End of Year	$ 621	$ 718

FAIR VALUE DISCLOSURES (DETAILS) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2012	Sep. 30, 2011	Jun. 30, 2011
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		$ 33,631	$ 32,011
Trading securities		2,309	982
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers, Net [Abstract]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers out of Level 3	14	109	51
Fair Value, Assets, Level 2 to Level 1 Transfers, Amount				6	3	21
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset Transfers Into Level 3		17	171
Fair Value Measurement With Unobservable Inputs Reconciliation Recurring Basis Asset Transfers Percentage		0.70%	1.30%
Corporate Debt Securities [Member]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers, Net [Abstract]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers out of Level 3		(68)	(52)
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset Transfers Into Level 3		17	100
US States and Political Subdivisions Debt Securities [Member]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers, Net [Abstract]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers out of Level 3		0	0
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset Transfers Into Level 3		0	1
Foreign Government Debt Securities [Member]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers, Net [Abstract]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers out of Level 3		(3)	0
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset Transfers Into Level 3		0	1
Commercial Mortgage Backed Securities [Member]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers, Net [Abstract]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers out of Level 3		0	0
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset Transfers Into Level 3		0	0
Residential Mortgage Backed Securities [Member]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers, Net [Abstract]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers out of Level 3		0	0
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset Transfers Into Level 3		0	20
Asset-backed Securities [Member]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers, Net [Abstract]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers out of Level 3		(38)	0
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset Transfers Into Level 3		0	33
Redeemable Preferred Stock [Member]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers, Net [Abstract]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Transfers out of Level 3		0	0
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset Transfers Into Level 3		0	15
Fair Value, Measurements, Recurring [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		33,607	31,992
Other equity investments		155	143
Trading securities		2,309	982
Other invested assets:		1,261	1,668
Cash equivalents		2,289	2,475
Segregated securities		1,551	1,280
GMIB reinsurance contracts		11,044	10,547
Separate Accounts assets		93,750	86,419
Total Assets		145,966	135,506
Liabilities Fair Value Disclosure [Abstract]
Guarantees, Fair Value Disclosure		265	291
Total Liabilities		265	291
Fair Value, Measurements, Recurring [Member] | Corporate Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		23,198	23,137
Fair Value, Measurements, Recurring [Member] | US Government Agencies Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		5,180	3,948
Fair Value, Measurements, Recurring [Member] | US States and Political Subdivisions Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		530	540
Fair Value, Measurements, Recurring [Member] | Foreign Government Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		530	525
Fair Value, Measurements, Recurring [Member] | Commercial Mortgage Backed Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		900	902
Fair Value, Measurements, Recurring [Member] | Residential Mortgage Backed Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		1,949	1,646
Fair Value, Measurements, Recurring [Member] | Asset-backed Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		182	264
Fair Value, Measurements, Recurring [Member] | Redeemable Preferred Stock [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		1,138	1,030
Fair Value, Measurements, Recurring [Member] | Short Term Investments [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		98	132
Fair Value, Measurements, Recurring [Member] | Swap [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		148	175
Fair Value, Measurements, Recurring [Member] | Future [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		(2)	(2)
Fair Value, Measurements, Recurring [Member] | Options Held [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		224	7
Fair Value, Measurements, Recurring [Member] | Interest Rate Floor [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		291	327
Fair Value, Measurements, Recurring [Member] | Swaptions [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		502	1,029
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 1 [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		248	210
Other equity investments		78	66
Trading securities		446	457
Other invested assets:		(2)	(2)
Cash equivalents		2,289	2,475
Segregated securities		0	0
GMIB reinsurance contracts		0	0
Separate Accounts assets		90,751	83,672
Total Assets		93,810	86,878
Liabilities Fair Value Disclosure [Abstract]
Guarantees, Fair Value Disclosure		0	0
Total Liabilities		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 1 [Member] | Corporate Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		6	7
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 1 [Member] | US Government Agencies Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 1 [Member] | US States and Political Subdivisions Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 1 [Member] | Foreign Government Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 1 [Member] | Commercial Mortgage Backed Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 1 [Member] | Residential Mortgage Backed Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 1 [Member] | Asset-backed Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 1 [Member] | Redeemable Preferred Stock [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		242	203
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 1 [Member] | Short Term Investments [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 1 [Member] | Swap [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 1 [Member] | Future [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		(2)	(2)
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 1 [Member] | Options Held [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 1 [Member] | Interest Rate Floor [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 1 [Member] | Swaptions [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 2 [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		31,898	30,173
Other equity investments		0	0
Trading securities		1,863	525
Other invested assets:		1,263	1,672
Cash equivalents		0	0
Segregated securities		1,551	1,280
GMIB reinsurance contracts		0	0
Separate Accounts assets		2,775	2,532
Total Assets		39,350	36,182
Liabilities Fair Value Disclosure [Abstract]
Guarantees, Fair Value Disclosure		0	0
Total Liabilities		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 2 [Member] | Corporate Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		22,837	22,698
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 2 [Member] | US Government Agencies Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		5,180	3,948
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 2 [Member] | US States and Political Subdivisions Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		480	487
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 2 [Member] | Foreign Government Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		511	503
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 2 [Member] | Commercial Mortgage Backed Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 2 [Member] | Residential Mortgage Backed Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		1,940	1,632
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 2 [Member] | Asset-backed Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		69	92
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 2 [Member] | Redeemable Preferred Stock [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		881	813
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 2 [Member] | Short Term Investments [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		98	132
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 2 [Member] | Swap [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		148	177
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 2 [Member] | Future [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 2 [Member] | Options Held [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		224	7
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 2 [Member] | Interest Rate Floor [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		291	327
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 2 [Member] | Swaptions [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		502	1,029
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 3 [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		1,461	1,609
Other equity investments		77	77
Trading securities		0	0
Other invested assets:		0	(2)
Cash equivalents		0	0
Segregated securities		0	0
GMIB reinsurance contracts		11,044	10,547
Separate Accounts assets		224	215
Total Assets		12,806	12,446
Liabilities Fair Value Disclosure [Abstract]
Guarantees, Fair Value Disclosure		265	291
Total Liabilities		265	291
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 3 [Member] | Corporate Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		355	432
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 3 [Member] | US Government Agencies Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 3 [Member] | US States and Political Subdivisions Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		50	53
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 3 [Member] | Foreign Government Debt Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		19	22
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 3 [Member] | Commercial Mortgage Backed Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		900	902
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 3 [Member] | Residential Mortgage Backed Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		9	14
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 3 [Member] | Asset-backed Securities [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		113	172
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 3 [Member] | Redeemable Preferred Stock [Member]
Investment Fair Value Disclosure [Abstract]
Available-for-sale Securities, Fair Value Disclosure		15	14
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 3 [Member] | Short Term Investments [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 3 [Member] | Swap [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		0	(2)
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 3 [Member] | Future [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 3 [Member] | Options Held [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 3 [Member] | Interest Rate Floor [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		0	0
Fair Value, Measurements, Recurring [Member] | Fair Value Inputs Level 3 [Member] | Swaptions [Member]
Investment Fair Value Disclosure [Abstract]
Other invested assets:		$ 0	$ 0

FAIR VALUE DISCLOSURES (DETAILS 1) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Total Gains Losses Realized Unrealized Included In [Abstract]
Investment (gains) losses, net		$ (97)	$ (47)	$ (184)
Transfers into level 3		17	171
Transfers out of Level 3	14	109	51
Level 3 Assets And Liabilities Still Held [Member]
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	0
Increase (decrease) in the fair value of the reinsurance contracts		0	0
Policyholders' benefits		0	0
Other comprehensive income (loss)		141	(35)
Corporate Debt Securities [Member]
Fair Value Assets Measured on Recurring Basis Unobservable Input Reconciliation [Line Items]
Opening Balance	432	432	320
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		2	1
Investment (gains) losses, net		4	0
Subtotal		6	1
Other comprehensive income (loss)		15	(2)
Purchases		0	117
Issuances		0	0
Sales		47	52
Settlements		0	0
Transfers into level 3		17	100
Transfers out of Level 3		(68)	(52)
Closing Balance		355	432
Corporate Debt Securities [Member] | Level 3 Assets And Liabilities Still Held [Member]
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	0
Increase (decrease) in the fair value of the reinsurance contracts		0	0
Policyholders' benefits		0	0
Other comprehensive income (loss)		14	1
US States and Political Subdivisions Debt Securities [Member]
Fair Value Assets Measured on Recurring Basis Unobservable Input Reconciliation [Line Items]
Opening Balance	53	53	49
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	0
Subtotal		0	0
Other comprehensive income (loss)		(1)	5
Purchases		0	0
Issuances		0	0
Sales		2	2
Settlements		0	0
Transfers into level 3		0	1
Transfers out of Level 3		0	0
Closing Balance		50	53
US States and Political Subdivisions Debt Securities [Member] | Level 3 Assets And Liabilities Still Held [Member]
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	0
Increase (decrease) in the fair value of the reinsurance contracts		0	0
Policyholders' benefits		0	0
Other comprehensive income (loss)		(1)	5
Foreign Government Debt Securities [Member]
Fair Value Assets Measured on Recurring Basis Unobservable Input Reconciliation [Line Items]
Opening Balance	22	22	21
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	0
Subtotal		0	0
Other comprehensive income (loss)		0	(1)
Purchases		0	1
Issuances		0	0
Sales		0	0
Settlements		0	0
Transfers into level 3		0	1
Transfers out of Level 3		(3)	0
Closing Balance		19	22
Foreign Government Debt Securities [Member] | Level 3 Assets And Liabilities Still Held [Member]
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	0
Increase (decrease) in the fair value of the reinsurance contracts		0	0
Policyholders' benefits		0	0
Other comprehensive income (loss)		1	(1)
Commercial Mortgage Backed Securities [Member]
Fair Value Assets Measured on Recurring Basis Unobservable Input Reconciliation [Line Items]
Opening Balance	902	902	1,103
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		2	2
Investment (gains) losses, net		(105)	(30)
Subtotal		(103)	(28)
Other comprehensive income (loss)		128	(34)
Purchases		0	0
Issuances		0	0
Sales		27	139
Settlements		0	0
Transfers into level 3		0	0
Transfers out of Level 3		0	0
Closing Balance		900	902
Commercial Mortgage Backed Securities [Member] | Level 3 Assets And Liabilities Still Held [Member]
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	0
Increase (decrease) in the fair value of the reinsurance contracts		0	0
Policyholders' benefits		0	0
Other comprehensive income (loss)		124	(40)
Residential Mortgage Backed Securities [Member]
Fair Value Assets Measured on Recurring Basis Unobservable Input Reconciliation [Line Items]
Opening Balance	14	14	0
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	0
Subtotal		0	0
Other comprehensive income (loss)		0	(1)
Purchases		0	0
Issuances		0	0
Sales		5	5
Settlements		0	0
Transfers into level 3		0	20
Transfers out of Level 3		0	0
Closing Balance		9	14
Asset-backed Securities [Member]
Fair Value Assets Measured on Recurring Basis Unobservable Input Reconciliation [Line Items]
Opening Balance	172	172	148
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	1
Subtotal		0	1
Other comprehensive income (loss)		4	2
Purchases		0	21
Issuances		0	0
Sales		25	33
Settlements		0	0
Transfers into level 3		0	33
Transfers out of Level 3		(38)	0
Closing Balance		113	172
Asset-backed Securities [Member] | Level 3 Assets And Liabilities Still Held [Member]
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	0
Increase (decrease) in the fair value of the reinsurance contracts		0	0
Policyholders' benefits		0	0
Other comprehensive income (loss)		3	2
Redeemable Preferred Stock [Member]
Fair Value Assets Measured on Recurring Basis Unobservable Input Reconciliation [Line Items]
Opening Balance	14	14	2
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	0
Increase (decrease) in the fair value of the reinsurance contracts		0	0
Policyholders' benefits		0	0
Subtotal		0	0
Other comprehensive income (loss)		1	(1)
Purchases		0	0
Issuances		0	0
Sales		0	(2)
Settlements		0	0
Transfers into level 3		0	15
Transfers out of Level 3		0	0
Closing Balance		15	14
Equity Method Investments [Member]
Fair Value Assets Measured on Recurring Basis Unobservable Input Reconciliation [Line Items]
Opening Balance	77	77	73
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	1
Increase (decrease) in the fair value of the reinsurance contracts		0	0
Policyholders' benefits		0	0
Subtotal		0	1
Other comprehensive income (loss)		0	6
Purchases		0	2
Issuances		0	0
Sales		0	(5)
Settlements		0	0
Transfers into level 3		0	0
Transfers out of Level 3		0	0
Closing Balance		77	77
Gmib Reinsurance [Member]
Fair Value Assets Measured on Recurring Basis Unobservable Input Reconciliation [Line Items]
Opening Balance	10,547	10,547	4,606
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	0
Increase (decrease) in the fair value of the reinsurance contracts		315	5,737
Policyholders' benefits		0	0
Subtotal		315	5,737
Other comprehensive income (loss)		0	0
Purchases		182	204
Issuances		0	0
Sales		0	0
Settlements		0	0
Transfers into level 3		0	0
Transfers out of Level 3		0	0
Closing Balance		11,044	10,547
Gmib Reinsurance [Member] | Level 3 Assets And Liabilities Still Held [Member]
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	0
Increase (decrease) in the fair value of the reinsurance contracts		497	5,941
Policyholders' benefits		0	0
Other comprehensive income (loss)		0	0
Separate Accounts [Member]
Fair Value Assets Measured on Recurring Basis Unobservable Input Reconciliation [Line Items]
Opening Balance	215	215	207
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		8	0
Increase (decrease) in the fair value of the reinsurance contracts		0	17
Policyholders' benefits		0	0
Subtotal		8	17
Other comprehensive income (loss)		0	0
Purchases		6	4
Issuances		0	0
Sales		(2)	(11)
Settlements		(3)	(2)
Transfers into level 3		0	0
Transfers out of Level 3		0	0
Closing Balance		224	215
Separate Accounts [Member] | Level 3 Assets And Liabilities Still Held [Member]
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		8	18
Increase (decrease) in the fair value of the reinsurance contracts		0	0
Policyholders' benefits		0	0
Other comprehensive income (loss)		0	0
GIB and GWBL and Other Features [Member]
Fair Value Assets Measured on Recurring Basis Unobservable Input Reconciliation [Line Items]
Opening Balance	291	291	94
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	0
Increase (decrease) in the fair value of the reinsurance contracts		0	0
Policyholders' benefits		(77)	176
Subtotal		(77)	176
Other comprehensive income (loss)		0	0
Purchases		51	21
Issuances		0	0
Sales		0	0
Settlements		0	0
Transfers into level 3		0	0
Transfers out of Level 3		0	0
Closing Balance		265	291
GIB and GWBL and Other Features [Member] | Level 3 Assets And Liabilities Still Held [Member]
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	0
Increase (decrease) in the fair value of the reinsurance contracts		0	0
Policyholders' benefits		(26)	197
Other comprehensive income (loss)		0	0
Other Invested Assets [Member]
Fair Value Assets Measured on Recurring Basis Unobservable Input Reconciliation [Line Items]
Opening Balance	(2)	(2)	0
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	(2)
Investment (gains) losses, net		0	0
Increase (decrease) in the fair value of the reinsurance contracts		0	0
Policyholders' benefits		0	0
Subtotal		0	(2)
Other comprehensive income (loss)		2	0
Purchases		0	0
Issuances		0	0
Sales		0	0
Settlements		0	0
Transfers into level 3		0	0
Transfers out of Level 3		0	0
Closing Balance		0	(2)
Other Fixed Maturities Available For Sale [Member] | Level 3 Assets And Liabilities Still Held [Member]
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		0	0
Increase (decrease) in the fair value of the reinsurance contracts		0	0
Policyholders' benefits		0	0
Other comprehensive income (loss)		0	(2)
Total Debt Maturities Available For Sale [Member] | Level 3 Assets And Liabilities Still Held [Member]
Total Gains Losses Realized Unrealized Included In [Abstract]
Net investment income (loss)		0	0
Investment (gains) losses, net		8	18
Increase (decrease) in the fair value of the reinsurance contracts		497	5,941
Policyholders' benefits		(26)	197
Other comprehensive income (loss)		$ 141	$ (35)

FAIR VALUE DISCLOSURES (DETAILS 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012 Corporate Debt Securities [Member]	Dec. 31, 2011 Corporate Debt Securities [Member]	Dec. 31, 2010 Corporate Debt Securities [Member]	Dec. 31, 2012 Corporate Debt Securities [Member] Matrix Pricing Model Valuation Technique [Member]	Dec. 31, 2012 Corporate Debt Securities [Member] Matrix Pricing Model Valuation Technique [Member] Minimum [Member]	Dec. 31, 2012 Corporate Debt Securities [Member] Matrix Pricing Model Valuation Technique [Member] Maximum [Member]	Dec. 31, 2012 US States and Political Subdivisions Debt Securities [Member]	Dec. 31, 2011 US States and Political Subdivisions Debt Securities [Member]	Dec. 31, 2010 US States and Political Subdivisions Debt Securities [Member]	Dec. 31, 2012 Foreign Government Debt Securities [Member]	Dec. 31, 2011 Foreign Government Debt Securities [Member]	Dec. 31, 2010 Foreign Government Debt Securities [Member]	Dec. 31, 2012 Commercial Mortgage Backed Securities [Member]	Dec. 31, 2011 Commercial Mortgage Backed Securities [Member]	Dec. 31, 2010 Commercial Mortgage Backed Securities [Member]	Dec. 31, 2012 Commercial Mortgage Backed Securities [Member] Discounted Cash Flow Valuation Technique [Member]	Dec. 31, 2012 Commercial Mortgage Backed Securities [Member] Discounted Cash Flow Valuation Technique [Member] Minimum [Member]	Dec. 31, 2012 Commercial Mortgage Backed Securities [Member] Discounted Cash Flow Valuation Technique [Member] Maximum [Member]	Dec. 31, 2012 Residential Mortgage Backed Securities [Member]	Dec. 31, 2011 Residential Mortgage Backed Securities [Member]	Dec. 31, 2010 Residential Mortgage Backed Securities [Member]	Dec. 31, 2012 Residential Mortgage Backed Securities [Member] Matrix Pricing Model Valuation Technique [Member]	Dec. 31, 2012 Asset-backed Securities [Member]	Dec. 31, 2011 Asset-backed Securities [Member]	Dec. 31, 2010 Asset-backed Securities [Member]	Dec. 31, 2012 Asset-backed Securities [Member] Matrix Pricing Model Valuation Technique [Member]	Dec. 31, 2012 Asset-backed Securities [Member] Matrix Pricing Model Valuation Technique [Member] Minimum [Member]	Dec. 31, 2012 Asset-backed Securities [Member] Matrix Pricing Model Valuation Technique [Member] Maximum [Member]	Dec. 31, 2012 Redeemable Preferred Stock [Member]	Dec. 31, 2011 Redeemable Preferred Stock [Member]	Dec. 31, 2010 Redeemable Preferred Stock [Member]	Dec. 31, 2012 Equity Method Investments [Member]	Dec. 31, 2011 Equity Method Investments [Member]	Dec. 31, 2010 Equity Method Investments [Member]	Dec. 31, 2012 Equity Method Investments [Member] Market Comparable Companies Valuation Technique [Member] Minimum [Member]	Dec. 31, 2012 Equity Method Investments [Member] Market Comparable Companies Valuation Technique [Member] Maximum [Member]	Dec. 31, 2012 Other Invested Assets [Member]	Dec. 31, 2011 Other Invested Assets [Member]	Dec. 31, 2010 Other Invested Assets [Member]	Dec. 31, 2012 Other Invested Assets [Member] Market Comparable Companies Valuation Technique [Member]	Dec. 31, 2012 Other Invested Assets [Member] Market Comparable Companies Valuation Technique [Member] Minimum [Member]	Dec. 31, 2012 Other Invested Assets [Member] Market Comparable Companies Valuation Technique [Member] Maximum [Member]	Dec. 31, 2012 GMIB Reinsurance Contract Asset [Member]	Dec. 31, 2011 GMIB Reinsurance Contract Asset [Member]	Dec. 31, 2010 GMIB Reinsurance Contract Asset [Member]	Dec. 31, 2012 GMIB Reinsurance Contract Asset [Member] Discounted Cash Flow Valuation Technique [Member]	Dec. 31, 2012 GMIB Reinsurance Contract Asset [Member] Discounted Cash Flow Valuation Technique [Member] Minimum [Member]	Dec. 31, 2012 GMIB Reinsurance Contract Asset [Member] Discounted Cash Flow Valuation Technique [Member] Maximum [Member]	Dec. 31, 2012 Separate Accounts [Member]	Dec. 31, 2011 Separate Accounts [Member]	Dec. 31, 2010 Separate Accounts [Member]	Dec. 31, 2012 Separate Accounts [Member] Discounted Cash Flow Valuation Technique [Member]	Dec. 31, 2012 Separate Accounts [Member] Discounted Cash Flow Valuation Technique [Member] Minimum [Member]	Dec. 31, 2012 Separate Accounts [Member] Discounted Cash Flow Valuation Technique [Member] Maximum [Member]	Dec. 31, 2012 Separate Accounts [Member] Third Party Appraisal Valuation Technique [Member]	Dec. 31, 2012 GMIB and GWBL [Member] Discounted Cash Flow Valuation Technique [Member]	Dec. 31, 2012 GMIB and GWBL [Member] Discounted Cash Flow Valuation Technique [Member] Minimum [Member]	Dec. 31, 2012 GMIB and GWBL [Member] Discounted Cash Flow Valuation Technique [Member] Maximum [Member]
Fair Value Inputs [Abstract]
Spread Over Industry Yield Curve BPS					125	650																46					30	695																									275	586
Constant Default Rate																	3.00%	25.00%
Probability Of Default																55.00%
Loss Severity																49.00%
Discount Rate																	3.72%	13.42%																						18.00%													1.00%	2.00%	7.70%
Revenue Multiple																																									0.6	62.5
Research And Development Multiple																																			1	30.6
Discount Years																																									1 year 0 months 0 days	2 years 0 months 0 days
Discount For Lack Of Marketability Risk Factors																																									40.00%	60.00%
Capitalization Rate																																																							5.50%
Exit Capitalization Rate																																																							6.60%
Inflation Rate																																																					2.00%	3.00%
Lapse Rates																																															1.50%	8.00%									1.00%	8.00%
Withdrawal Rates																																															0.20%	8.00%									0.00%	7.00%
GMIB Utilization Rates																																															0.00%	15.00%
Non Performance Risk																																															13	45
Volatility Rates- Equity																																															24.00%	36.00%									24.00%	36.00%
Fair Value Unabsorvable Inputs	$ 355	$ 432	$ 320	$ 94			$ 50	$ 53	$ 49	$ 19	$ 22	$ 21	$ 900	$ 902	$ 1,103	$ 889			$ 9	$ 14	$ 0	$ 1	$ 113	$ 172	$ 148	$ 8			$ 15	$ 14	$ 2	$ 77	$ 77	$ 73			$ 0	$ (2)	$ 0	$ 38			$ 11,044	$ 10,547	$ 4,606	$ 11,044			$ 224	$ 215	$ 207	$ 22			$ 194	$ 205

FAIR VALUE DISCLOSURES (DETAILS 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Fair Value Inputs Assets Quantitative Information 1 [Line Items]
Fair Value Measurements Not Included In Quantitative Information About Level 3 Fair Value Measurements	$ 516
Fair Value Measurements Not Included In Quantitative Information Percentage Of Total Assets Classified As Level 3	29.30%
Fair Value Measurements Not Included In Quantitative Information Percentage Of Total Assets Measured At Fair Value On Recurring Basis	0.40%
Corporate Debt Securities [Member] | Matrix Pricing Model Valuation Technique [Member] | Private Available For Sale Corporate Securities [Member]
Fair Value Inputs Assets Quantitative Information 1 [Line Items]
Percentage Of Level 3 Asset Fair Value	26.50%
Fair Value Unabsorvable Inputs	94
Residential Mortgage Backed Securities [Member] | Matrix Pricing Model Valuation Technique [Member]
Fair Value Inputs Assets Quantitative Information 1 [Line Items]
Percentage Of Level 3 Asset Fair Value	11.10%
Asset-backed Securities [Member] | Matrix Pricing Model Valuation Technique [Member]
Fair Value Inputs Assets Quantitative Information 1 [Line Items]
Percentage Of Level 3 Asset Fair Value	7.10%
Equity Method Investments [Member] | Private Venture Capital Fund Of Fund [Member]
Fair Value Inputs Assets Quantitative Information 1 [Line Items]
Fair Value Unabsorvable Inputs	30
Partnership Unfunded Committments	12
Separate Accounts [Member] | Private Real Estate Fund [Member]
Fair Value Inputs Assets Quantitative Information 1 [Line Items]
Fair Value Unabsorvable Inputs	194
Separate Accounts [Member] | Collateralized Mortgage Backed Securities [Member]
Fair Value Inputs Assets Quantitative Information 1 [Line Items]
Fair Value Unabsorvable Inputs	4
Separate Accounts [Member] | Asset-backed Securities [Member]
Fair Value Inputs Assets Quantitative Information 1 [Line Items]
Fair Value Unabsorvable Inputs	4
Separate Accounts [Member] | Discounted Cash Flow Valuation Technique [Member] | Other Private Equity Investment [Member]
Fair Value Inputs Assets Quantitative Information 1 [Line Items]
Fair Value Unabsorvable Inputs	4
Separate Accounts [Member] | Third Party Appraisal And Discounted Cash Flow Valuation Technique [Member] | Private Equity Funds [Member]
Fair Value Inputs Assets Quantitative Information 1 [Line Items]
Fair Value Unabsorvable Inputs	198
Separate Accounts [Member] | Third Party Appraisal Valuation Technique [Member] | Mortgage Loans On Real Estate [Member]
Fair Value Inputs Assets Quantitative Information 1 [Line Items]
Fair Value Unabsorvable Inputs	$ 18

FAIR VALUE DISCLOSURES (DETAILS 4) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Consolidated Amounts [Abstract]
Mortgage Loans On Real Estate	$ 5,059	$ 4,281
Investment contracts	28,263	26,033
Loans to affiliates	1,037	1,041
Loans from affiliates	1,325	1,325
Carrying (Reported) Amount, Fair Value Disclosure [Member]
Consolidated Amounts [Abstract]
Mortgage Loans On Real Estate	5,059	4,281
Other limited partnership interests	1,514	1,582
Investment contracts	2,494	2,549
Long-term debt	200	200
Loans to affiliates	1,037	1,041
Loans from affiliates	1,325	1,325
Portion at Fair Value, Fair Value Disclosure [Member]
Consolidated Amounts [Abstract]
Mortgage Loans On Real Estate	5,249	4,432
Other limited partnership interests	1,514	1,582
Investment contracts	2,682	2,713
Long-term debt	236	220
Loans to affiliates	1,186	1,097
Loans from affiliates	1,676	1,485
Portion at Fair Value, Fair Value Disclosure [Member] | Fair Value Inputs Level 1 [Member]
Consolidated Amounts [Abstract]
Mortgage Loans On Real Estate	0
Other limited partnership interests	0
Investment contracts	0
Long-term debt	0
Loans to affiliates	0
Loans from affiliates	0
Portion at Fair Value, Fair Value Disclosure [Member] | Fair Value Inputs Level 2 [Member]
Consolidated Amounts [Abstract]
Mortgage Loans On Real Estate	0
Other limited partnership interests	0
Investment contracts	0
Long-term debt	236
Loans to affiliates	784
Loans from affiliates	1,676
Portion at Fair Value, Fair Value Disclosure [Member] | Fair Value Inputs Level 3 [Member]
Consolidated Amounts [Abstract]
Mortgage Loans On Real Estate	5,249
Other limited partnership interests	1,514
Investment contracts	2,682
Long-term debt	0
Loans to affiliates	402
Loans from affiliates	$ 0

GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Movement In Guaranteed Benefit Liability Gross [Line Items]
Opening Balance	$ 5,723	$ 3,576	$ 2,645
Paid guarantee benefits	365	250	253
Other changes in reserve	975	2,397	1,184
Closing Balance	6,333	5,723	3,576
Guaranteed Minimum Death Benefit [Member]
Movement In Guaranteed Benefit Liability Gross [Line Items]
Opening Balance	1,593	1,265	1,087
Paid guarantee benefits	288	203	208
Other changes in reserve	467	531	386
Closing Balance	1,772	1,593	1,265
Guaranteed Minimum Death Benefit Reinsurance Ceded [Abstract]
Opening Balance	716	533	405
Paid guarantee benefits	127	81	81
Other changes in reserve	255	264	209
Closing Balance	844	716	533
Guaranteed Minimum Income Benefit [Member]
Movement In Guaranteed Benefit Liability Gross [Line Items]
Opening Balance	4,130	2,311	1,558
Paid guarantee benefits	77	47	45
Other changes in reserve	508	1,866	798
Closing Balance	$ 4,561	$ 4,130	$ 2,311

GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES 2 (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Guaranteed Minimum Death Benefit [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
General Account	$ 13,609
Separate Accounts	76,026	70,194
Net amount at risk, gross	18,193
Net amount at risk, net of amounts reinsured	8,696
Average attained age of contractholders	52 years 10 months 24 days
Percentage of contractholders over age 70	14.80%
Guaranteed Minimum Death Benefit [Member] | Minimum [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
Range of contractually specified interest rates	3.0
Guaranteed Minimum Death Benefit [Member] | Maximum [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
Range of contractually specified interest rates	6.5
Guaranteed Minimum Death Benefit [Member] | Return Of Premium [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
General Account	12,817
Separate Accounts	30,349
Net amount at risk, gross	756
Net amount at risk, net of amounts reinsured	756
Average attained age of contractholders	48 years 6 months 0 days
Percentage of contractholders over age 70	8.10%
Guaranteed Minimum Death Benefit [Member] | Ratchet [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
General Account	223
Separate Accounts	7,419
Net amount at risk, gross	784
Net amount at risk, net of amounts reinsured	480
Average attained age of contractholders	63 years 9 months 18 days
Percentage of contractholders over age 70	29.30%
Guaranteed Minimum Death Benefit [Member] | Roll Up [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
General Account	102
Separate Accounts	3,722
Net amount at risk, gross	2,722
Net amount at risk, net of amounts reinsured	1,843
Average attained age of contractholders	69 years 4 months 24 days
Percentage of contractholders over age 70	49.90%
Guaranteed Minimum Death Benefit [Member] | Roll Up [Member] | Minimum [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
Range of contractually specified interest rates	3.0
Guaranteed Minimum Death Benefit [Member] | Roll Up [Member] | Maximum [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
Range of contractually specified interest rates	6.0
Guaranteed Minimum Death Benefit [Member] | Combo [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
General Account	467
Separate Accounts	34,536
Net amount at risk, gross	13,931
Net amount at risk, net of amounts reinsured	5,617
Average attained age of contractholders	64 years 7 months 6 days
Percentage of contractholders over age 70	30.80%
Guaranteed Minimum Death Benefit [Member] | Combo [Member] | Minimum [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
Range of contractually specified interest rates	3.0
Guaranteed Minimum Death Benefit [Member] | Combo [Member] | Maximum [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
Range of contractually specified interest rates	6.5
Guaranteed Minimum Income Benefit [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
General Account	585
Separate Accounts	48,866	45,887
Net amount at risk, gross	12,203
Net amount at risk, net of amounts reinsured	3,346
Weighted average years remaining until annuitization	4 years 2 months 12 days
Guaranteed Minimum Income Benefit [Member] | Minimum [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
Range of contractually specified interest rates	3.0
Guaranteed Minimum Income Benefit [Member] | Maximum [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
Range of contractually specified interest rates	6.5
Guaranteed Minimum Income Benefit [Member] | Roll Up [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
General Account	23
Separate Accounts	2,488
Net amount at risk, gross	1,995
Net amount at risk, net of amounts reinsured	593
Weighted average years remaining until annuitization	0 years 3 months 18 days
Guaranteed Minimum Income Benefit [Member] | Roll Up [Member] | Minimum [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
Range of contractually specified interest rates	3.0
Guaranteed Minimum Income Benefit [Member] | Roll Up [Member] | Maximum [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
Range of contractually specified interest rates	6.0
Guaranteed Minimum Income Benefit [Member] | Combo [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
General Account	562
Separate Accounts	46,378
Net amount at risk, gross	10,208
Net amount at risk, net of amounts reinsured	2,753
Weighted average years remaining until annuitization	4 years 4 months 24 days
Guaranteed Minimum Income Benefit [Member] | Combo [Member] | Minimum [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
Range of contractually specified interest rates	3.0
Guaranteed Minimum Income Benefit [Member] | Combo [Member] | Maximum [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
Range of contractually specified interest rates	6.5
GIB and GWBL and Other Features [Member]
Net Amount At Risk By Product And Guarantee [Line Items]
The GIB and GWBL and other guaranteed benefits related liability	$ 265	$ 291

GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES 3 (DETAILS) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2012 Direct Liabilities For Guarantees [Member]	Dec. 31, 2011 Direct Liabilities For Guarantees [Member]	Dec. 31, 2010 Direct Liabilities For Guarantees [Member]	Dec. 31, 2012 Ceded Liabilities For Guarantees [Member]	Dec. 31, 2011 Ceded Liabilities For Guarantees [Member]	Dec. 31, 2010 Ceded Liabilities For Guarantees [Member]	Dec. 31, 2012 Net Liabilities For Guarantees [Member]	Dec. 31, 2011 Net Liabilities For Guarantees [Member]	Dec. 31, 2010 Net Liabilities For Guarantees [Member]	Dec. 31, 2012 Guaranteed Minimum Death Benefit [Member]	Dec. 31, 2011 Guaranteed Minimum Death Benefit [Member]	Dec. 31, 2010 Guaranteed Minimum Death Benefit [Member]	Dec. 31, 2009 Guaranteed Minimum Death Benefit [Member]	Dec. 31, 2012 Guaranteed Minimum Income Benefit [Member]	Dec. 31, 2011 Guaranteed Minimum Income Benefit [Member]	Dec. 31, 2010 Guaranteed Minimum Income Benefit [Member]	Dec. 31, 2009 Guaranteed Minimum Income Benefit [Member]	Dec. 31, 2012 Common Stock [Member] Guaranteed Minimum Death Benefit [Member]	Dec. 31, 2011 Common Stock [Member] Guaranteed Minimum Death Benefit [Member]	Dec. 31, 2012 Common Stock [Member] Guaranteed Minimum Income Benefit [Member]	Dec. 31, 2011 Common Stock [Member] Guaranteed Minimum Income Benefit [Member]	Dec. 31, 2012 Fixed Income Investments [Member] Guaranteed Minimum Death Benefit [Member]	Dec. 31, 2011 Fixed Income Investments [Member] Guaranteed Minimum Death Benefit [Member]	Dec. 31, 2012 Fixed Income Investments [Member] Guaranteed Minimum Income Benefit [Member]	Dec. 31, 2011 Fixed Income Investments [Member] Guaranteed Minimum Income Benefit [Member]	Dec. 31, 2012 Balanced [Member] Guaranteed Minimum Death Benefit [Member]	Dec. 31, 2011 Balanced [Member] Guaranteed Minimum Death Benefit [Member]	Dec. 31, 2012 Balanced [Member] Guaranteed Minimum Income Benefit [Member]	Dec. 31, 2011 Balanced [Member] Guaranteed Minimum Income Benefit [Member]	Dec. 31, 2012 Other Investments [Member] Guaranteed Minimum Death Benefit [Member]	Dec. 31, 2011 Other Investments [Member] Guaranteed Minimum Death Benefit [Member]	Dec. 31, 2012 Other Investments [Member] Guaranteed Minimum Income Benefit [Member]	Dec. 31, 2011 Other Investments [Member] Guaranteed Minimum Income Benefit [Member]
Schedule Of Fair Value Of Separate Accounts By Major Category Of Investment [Line Items]
Separate Account Investments by Investment Category														$ 76,026	$ 70,194			$ 48,866	$ 45,887			$ 52,633	$ 46,207	$ 33,361	$ 29,819	$ 3,748	$ 3,810	$ 2,335	$ 2,344	$ 19,102	$ 19,525	$ 12,906	$ 13,379	$ 543	$ 652	$ 264	$ 345
Price Risk Fair Value Hedge Derivative On Balance Sheet [Abstract]
Net Amount At Risk By Product And Guaranteel Account Value Hedged														38,029				21,615
Net Amount At Risk Hedged of Variable Annuity Contracts														7,035				2,761
Liabilities For Guarantees On Long Duration Contracts [Line Items]
Opening Balance	6,333	5,723	3,576	2,645	470	375	255	(262)	(231)	(174)	208	144	81	1,772	1,593	1,265	1,087	4,561	4,130	2,311	1,558
Other changes in reserves					86	95	120	(48)	(31)	(57)	38	64	63
Closing Balance	$ 6,333	$ 5,723	$ 3,576	$ 2,645	$ 556	$ 470	$ 375	$ (310)	$ (262)	$ (231)	$ 246	$ 208	$ 144	$ 1,772	$ 1,593	$ 1,265	$ 1,087	$ 4,561	$ 4,130	$ 2,311	$ 1,558

REINSURANCE AGREEMENTS (DETAILS1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Reinsurance Retention Policy, Excess Retention, Percentage	100.00%
Guaranteed minimum income benefit reinsurance contract asset, at fair value	$ 11,044	$ 10,547
Increase (decrease) in the fair value of the reinsurance contract asset	497	5,941	2,350
Amounts due to reinsurers	75	74
AffiliatedEntityMember | Ceded Credit Risk, Not Concentrated Credit Risk [Member]
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Reinsurance Recoverables	1,383	1,159
Non Affiliated Entity [Member]
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Reinsurance Recoverables	2,465	2,383
Amounts due to reinsurers	73	73
Non Affiliated Entity [Member] | Ceded Credit Risk, Concentrated Credit Risk [Member]
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Reinsurance Recoverables	1,964	1,959
Variable Universal Term Life Insurance Single Life [Member]
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Reinsurance Retention Policy, Amount Retained	25
Variable Universal Term Life Insurance Second To Die Life [Member]
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Reinsurance Retention Policy, Amount Retained	30
Group Life And Health Insurance [Member] | Non Affiliated Entity [Member]
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Assumed Liability for Unpaid Claims and Claims Adjustment Expense	752	703
Ceded Liability For Unpaid Claims And Claims Adjustment Expense	$ 160	$ 177
Guaranteed Minimum Death Benefit [Member] | AffiliatedEntityMember
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Exposure Reinsured Percentage	47.00%
Guaranteed Minimum Death Benefit [Member] | Non Affiliated Entity [Member]
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Exposure Reinsured Percentage	5.20%
Guaranteed Minimum Income Benefit [Member] | AffiliatedEntityMember
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Exposure Reinsured Percentage	51.30%
Guaranteed Minimum Income Benefit [Member] | Non Affiliated Entity [Member]
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Exposure Reinsured Percentage	21.30%

REINSURANCE AGREEMENTS - Premiums (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reinsurance Premiums for Insurance Companies, by Product Segment, Net Amount [Abstract]
Direct premiums	$ 873	$ 908	$ 903
Reinsurance assumed	219	210	213
Reinsurance ceded	(578)	(585)	(586)
Premiums	514	533	530
Universal Life and Investment-type Product Policy Fee Income Ceded	234	221	210
Policyholders' Benefits Ceded	$ 667	$ 510	$ 536

REINSURANCE AGREEMENTS - Liability for unpaid claims (DETAILS) (Individual Disability Income And Major Medical [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Individual Disability Income And Major Medical [Member]
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Claim Reserves And Other Liabilities	$ 86	$ 92
Ceded Claim Reserves And Other Liabilities	1,704	1,684
Liability for Unpaid Claims and Claims Adjustment Expense, Incurred Claims [Abstract]
Incurred benefits related to current year	16	24	30
Incurred benefits related to prior years	14	18	10
Total Incurred Benefits	30	42	40
Liability for Unpaid Claims and Claims Adjustment Expense, Claims Paid [Abstract]
Benefits paid related to current year	21	15	12
Benefits paid related to prior years	16	24	30
Total Benefits Paid	$ 37	$ 39	$ 42

SHORT- TERM AND LONG- TERM DEBT (DETAILS) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Alliance Bernstein [Member]	Dec. 31, 2011 Alliance Bernstein [Member]	Dec. 31, 2012 AXA Equitable [Member]	Dec. 31, 2011 AXA Equitable [Member]	Dec. 31, 2012 AB Credit Facility 2010 [Member] Alliance Bernstein [Member]	Jan. 17, 2012 AB Credit Facility 2010 [Member] Alliance Bernstein [Member]	Dec. 31, 2010 AB Credit Facility 2010 [Member] AXA Equitable [Member]	Dec. 31, 2012 Scb Llc Credit Facility [Member] Alliance Bernstein [Member]	Dec. 31, 2012 Federal Home Loan Bank of Ny [Member] AXA Equitable [Member]
Short-term Debt [Abstract]
AllianceBernstein commercial paper			$ 323	$ 445
Total short-term debt			323	445
Long Term Debt [Abstract]
AXA Equitable: Surplus Notes	500				200	200
Total long-term debt					200	200
Total Short-term and Long-term Debt	523	645
Commercial paper interest rates			0.50%	0.20%
Notes Surplus Rate					7.70%	7.70%
Purchased stock to meet their membership requirement											12
Required purchase of FHLBNY activity based stock in an amount equal to borrowings											4.50%
Credit Facility Original Principal							1,000	900	1,000		1,000
Line Of Credit Facility Incremental Amount In Principal Allowed							$ 350	$ 250		$ 200

RELATED PARTY TRANSACTIONS (DETAILS) (USD $) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended			1 Months Ended		12 Months Ended				1 Months Ended		12 Months Ended			1 Months Ended	12 Months Ended					12 Months Ended																		1 Months Ended
	Aug. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2011 AXA [Member] Senior Unsecured Notes [Member]	Sep. 30, 2007 AXA [Member] Senior Unsecured Notes [Member]	Dec. 31, 2012 AXA Financial [Member]	Dec. 31, 2011 AXA Financial [Member]	Dec. 31, 2010 AXA Financial [Member]	Dec. 31, 2005 AXA Financial [Member] Surplus Notes 2005 [Member] Note Maturity 2035 [Member]	Nov. 30, 2008 AXA Financial [Member] Surplus Notes November 2008 [Member] Note Maturity 2018 [Member]	Dec. 31, 2008 AXA Financial [Member] Surplus Notes December 2008 [Member] Note Maturity 2018 [Member]	Dec. 31, 2012 AXA Equitable [Member]	Dec. 31, 2011 AXA Equitable [Member]	Dec. 31, 2010 AXA Equitable [Member]	Jun. 30, 2009 AXA Equitable [Member] Mortgage Note [Member]	Dec. 31, 2012 AXA Distribution [Member]	Dec. 31, 2011 AXA Distribution [Member]	Dec. 31, 2010 AXA Distribution [Member]	Dec. 31, 2012 AXA Arizona [Member]	Dec. 31, 2011 AXA Arizona [Member]	Dec. 31, 2012 AXA Arizona [Member] Universal Life And No Lapse Guarantee Riders [Member]	Dec. 31, 2011 AXA Arizona [Member] Universal Life And No Lapse Guarantee Riders [Member]	Dec. 31, 2010 AXA Arizona [Member] Universal Life And No Lapse Guarantee Riders [Member]	Dec. 31, 2012 AXA Global Life [Member] Life Insurance Product [Member]	Dec. 31, 2011 AXA Global Life [Member] Life Insurance Product [Member]	Dec. 31, 2010 AXA Global Life [Member] Life Insurance Product [Member]	Dec. 31, 2012 AXA Life Insurance Japan [Member] Annuity Insurance Product [Member]	Dec. 31, 2011 AXA Life Insurance Japan [Member] Annuity Insurance Product [Member]	Dec. 31, 2010 AXA Life Insurance Japan [Member] Annuity Insurance Product [Member]	Dec. 31, 2012 US Financial Life Insurance Company [Member] Life Insurance Product [Member]	Dec. 31, 2011 US Financial Life Insurance Company [Member] Life Insurance Product [Member]	Dec. 31, 2010 US Financial Life Insurance Company [Member] Life Insurance Product [Member]	Dec. 31, 2012 AXA Equitable And Alliance Bernstein [Member]	Dec. 31, 2011 AXA Equitable And Alliance Bernstein [Member]	Dec. 31, 2010 AXA Equitable And Alliance Bernstein [Member]	Dec. 31, 2012 AXA Equitable Life And Annuity Company [Member] Life Insurance Product [Member]	Dec. 31, 2011 AXA Equitable Life And Annuity Company [Member] Life Insurance Product [Member]	Dec. 31, 2010 AXA Equitable Life And Annuity Company [Member] Life Insurance Product [Member]	Oct. 31, 2012 1285 Holding LLC [Member]
Related Party Transaction [Line Items]
Related Party Transaction Original Rate						5.40%
Related Party Transaction, Rate					5.70%					6.00%	7.10%	7.10%				8.00%
Related Party Transaction, Effects of any Change in Method of Establishing Terms					In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.
Mortgage Loans on Real Estate, Carrying Amount of Mortgages																$ 1,100
Proceeds from Sale of Real Estate Held-for-investment																700
After Tax Excess Of Propertys Fair Value Over Carrying Value																439
Due from Related Parties, Unclassified [Abstract]
Due From Affiliates		1,037	1,041			650										400
DueToRelatedPartiesCurrentAndNoncurrentAbstract
Due to Affiliate										325	500	500
Related Party Transactions Other [Abstract]
Real Estate Joint Venture Percentage																																								50.00%
Proceeds from Real Estate and Real Estate Joint Ventures																																								402
After Tax Excess Of Real Estate Joint Venture Fair Value Over Carrying Value																																								195
Premium Deficiency Reserve																																								226
Payments to Acquire Real Estate and Real Estate Joint Ventures	109
Expenses from Related Party Transactions							37	14	59								684	641	647															161	152	160
Revenue from Related Party Transactions													26	22	51		348	413	428
Guaranteed minimum income benefit reinsurance contract asset, at fair value		11,044	10,547																	8,888	8,129
Ceded Premiums Earned Affiliated																						484	484	477
Assumed Premiums Earned																										1	0	9	9	9	5	5	5				7	8	7
Reinsurance Effect On Claims And Benefits Incurred Amount Ceded To Affiliates																						68	31	39
Reinsurance Effect on Claims and Benefits Incurred, Amount Assumed																									0	0	0	1	1	1	7	8	10				5	4	4
Intercompany cost sharing and service agreements expenses							37	14	59								684	641	647															161	152	160
Accounts Receivable, Related Parties, Current													8	15
Intercompany cost sharing and service agreements revenues													26	22	51		348	413	428
Schedule Of Commission Fees And Other Income Revenues For Services Related To Mutual Funds Managed By Subsidiary [Abstract]
Investment advisory and services fees		886	840	778
Distribution revenues		401	352	339
Other revenues - shareholder servicing fees		89	92	93
Other revenues - other		$ 5	$ 6	$ 5

EMPLOYEE BENEFIT PLANS - Net Periodic Benefit Cost, Change in Benefit Obligation (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Employer Contributions	$ 265	$ 672
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Service Cost	40	41	37
Interest Cost	109	122	129
Expected Return On Plan Assets	(146)	(120)	(115)
Actuarial (gain) loss	1	0	0
Net amortization	164	145	125
Plan amendments and additions	0	0	13
Net Periodic Pension Expense	168	188	189
Parent [Member]
Defined Benefit Plan Disclosure [Line Items]
Employer Contributions	260
Alliance Bernstein [Member]
Defined Benefit Plan Disclosure [Line Items]
Employer Contributions	5
Estimated Employer Contributions	$ 4

EMPLOYEE BENEFIT PLANS - Change in Benefit Obligation (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan, Change in Benefit Obligation [Roll Forward]
Projected benefit obligation, beginning of year	$ 2,626	$ 2,424
Service Costs (excluding service fees)	32	30
Interest Cost	109	122	129
Actuarial (gains) losses	219	229
Benefits Paid	(187)	(179)
Defined Benefit Plan Plan Amendments And Additions	(2)	0
Plan amendments and additions	0	0	(13)
Projected Benefit Obligation, End of Year	2,797	2,626	2,424
Defined Benefit Plan, Funded Status of Plan [Abstract]
Fair value of plan, beginning of year	2,093	1,529
Actual return on plan assets	231	77
Employer Contributions	265	672
Benefits Paid And Fees	193	185
Fair value of plan, end of year	2,396	2,093	1,529
Defined Benefit Plan, Benefit Obligation	2,797	2,626	2,424
Excess of PBO Over Pension Plan Assets	(401)	(533)
Defined Benefit Plan, Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets, Aggregate Projected Benefit Obligation	2,761	2,593
Amounts included in AOCI not yet recognized as components of net periodic pension costs
Unrecognized net actuarial (gain) loss	1,650	1,679
Unrecognized prior service cost (credit)	4	7
Total	1,654	1,686
Estimated net actuarial gain (loss)	165
Estimated prior service cost (credit)	1
Parent [Member]
Defined Benefit Plan, Funded Status of Plan [Abstract]
Employer Contributions	260
Alliance Bernstein [Member]
Defined Benefit Plan, Funded Status of Plan [Abstract]
Employer Contributions	$ 5

EMPLOYEE BENEFIT PLANS - Allocations, Change In Fair Value of Plan Assets (DETAILS) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Fair Value Inputs Level 1 [Member]	Dec. 31, 2011 Fair Value Inputs Level 1 [Member]	Dec. 31, 2012 Fair Value Inputs Level 2 [Member]	Dec. 31, 2011 Fair Value Inputs Level 2 [Member]	Dec. 31, 2012 Fair Value Inputs Level 3 [Member]	Dec. 31, 2011 Fair Value Inputs Level 3 [Member]	Dec. 31, 2012 Corporate [Member]	Dec. 31, 2011 Corporate [Member]	Dec. 31, 2012 Corporate [Member] Fair Value Inputs Level 2 [Member]	Dec. 31, 2011 Corporate [Member] Fair Value Inputs Level 2 [Member]	Dec. 31, 2012 U.S.Treasury, Govt and Agency [Member]	Dec. 31, 2011 U.S.Treasury, Govt and Agency [Member]	Dec. 31, 2012 U.S.Treasury, Govt and Agency [Member] Fair Value Inputs Level 2 [Member]	Dec. 31, 2011 U.S.Treasury, Govt and Agency [Member] Fair Value Inputs Level 2 [Member]	Dec. 31, 2012 State and Political Sub-divisions [Member]	Dec. 31, 2011 State and Political Sub-divisions [Member]	Dec. 31, 2012 State and Political Sub-divisions [Member] Fair Value Inputs Level 2 [Member]	Dec. 31, 2011 State and Political Sub-divisions [Member] Fair Value Inputs Level 2 [Member]	Dec. 31, 2012 Other Debt Securities [Member]	Dec. 31, 2011 Other Debt Securities [Member]	Dec. 31, 2012 Other Debt Securities [Member] Fair Value Inputs Level 3 [Member]	Dec. 31, 2011 Other Debt Securities [Member] Fair Value Inputs Level 3 [Member]	Dec. 31, 2012 Fixed Maturities [Member]	Dec. 31, 2011 Fixed Maturities [Member]	Dec. 31, 2012 Fixed Maturities [Member] Fair Value Inputs Level 3 [Member]	Dec. 31, 2010 Fixed Maturities [Member] Fair Value Inputs Level 3 [Member]	Dec. 31, 2012 Common and Preferred Equity [Member]	Dec. 31, 2011 Common and Preferred Equity [Member]	Dec. 31, 2012 Common and Preferred Equity [Member] Fair Value Inputs Level 1 [Member]	Dec. 31, 2011 Common and Preferred Equity [Member] Fair Value Inputs Level 1 [Member]	Dec. 31, 2012 Common and Preferred Equity [Member] Fair Value Inputs Level 2 [Member]	Dec. 31, 2011 Common and Preferred Equity [Member] Fair Value Inputs Level 2 [Member]	Dec. 31, 2011 Common and Preferred Equity [Member] Fair Value Inputs Level 3 [Member]	Dec. 31, 2012 Real Estate [Member]	Dec. 31, 2011 Real Estate [Member]	Dec. 31, 2012 Mutual Funds [Member]	Dec. 31, 2011 Mutual Funds [Member]	Dec. 31, 2012 Mutual Funds [Member] Fair Value Inputs Level 1 [Member]	Dec. 31, 2011 Mutual Funds [Member] Fair Value Inputs Level 1 [Member]	Dec. 31, 2012 Private Real Estate Investment Funds [Member]	Dec. 31, 2011 Private Real Estate Investment Funds [Member]	Dec. 31, 2012 Private Real Estate Investment Funds [Member] Fair Value Inputs Level 3 [Member]	Dec. 31, 2011 Private Real Estate Investment Funds [Member] Fair Value Inputs Level 3 [Member]	Dec. 31, 2012 Private Real Estate Investment Trust [Member]	Dec. 31, 2011 Private Real Estate Investment Trust [Member]	Dec. 31, 2012 Private Real Estate Investment Trust [Member] Fair Value Inputs Level 2 [Member]	Dec. 31, 2011 Private Real Estate Investment Trust [Member] Fair Value Inputs Level 2 [Member]	Dec. 31, 2012 Private Real Estate Investment Trust [Member] Fair Value Inputs Level 3 [Member]	Dec. 31, 2011 Private Real Estate Investment Trust [Member] Fair Value Inputs Level 3 [Member]	Dec. 31, 2012 Cash and Cash Equivalents [Member]	Dec. 31, 2011 Cash and Cash Equivalents [Member]	Dec. 31, 2012 Cash and Cash Equivalents [Member] Fair Value Inputs Level 1 [Member]	Dec. 31, 2011 Cash and Cash Equivalents [Member] Fair Value Inputs Level 1 [Member]	Dec. 31, 2011 Cash and Cash Equivalents [Member] Fair Value Inputs Level 2 [Member]	Dec. 31, 2012 Short Term Investments [Member]	Dec. 31, 2011 Short Term Investments [Member]	Dec. 31, 2011 Short Term Investments [Member] Fair Value Inputs Level 1 [Member]	Dec. 31, 2012 Short Term Investments [Member] Fair Value Inputs Level 2 [Member]	Dec. 31, 2011 Short Term Investments [Member] Fair Value Inputs Level 2 [Member]	Dec. 31, 2012 Cash And Short Term Investments [Member]	Dec. 31, 2011 Cash And Short Term Investments [Member]	Dec. 31, 2012 High Quality Bonds [Member]	Dec. 31, 2012 Equity Real Estate And Other Investments [Member]
Defined Benefit Plan, Assets, Target Allocations [Abstract]
Asset Allocations Total	100.00%	100.00%		33.90%	36.00%	57.50%	54.80%	8.60%	9.20%																	52.80%	52.40%			36.50%	36.30%						8.40%	9.30%																									2.30%	2.00%
Defined Benefit Plan, Target Plan Asset Allocations Range Maximum																														40.00%																																			60.00%	15.00%
Defined Benefit Plan, Target Plan Asset Allocations Range Minimum																														30.00%																																			50.00%	0.00%
Defined Benefit Plan, Fair Value of Plan Assets	$ 2,396	$ 2,093	$ 1,529	$ 811	$ 753	$ 1,380	$ 1,147	$ 205	$ 193	$ 849	$ 797	$ 849	$ 797	$ 410	$ 275	$ 410	$ 275	$ 18	$ 11	$ 18	$ 11	$ 5	$ 6	$ 5	$ 6			$ 5	$ 6	$ 813		$ 751	$ 712	$ 62	$ 2	$ 0			$ 35	$ 33	$ 35	$ 33	$ 3	$ 4	$ 3	$ 4	$ 208	$ 212	$ 11	$ 29	$ 197	$ 183	$ 25	$ 2	$ 25	$ 1	$ 1	$ 30	$ 39	$ 7	$ 30	$ 32
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan, beginning of year	2,396	2,093	1,529	811	753	1,380	1,147	193	182	849	797	849	797	410	275	410	275	18	11	18	11	5	6	5	6			6	6	714		751	712	62	2				35	33	35	33	3	4	4	13	208	212	11	29	183	163	25	2	25	1	1	30	39	7	30	32
Plan Assets Still Held								14	23																																					3					14	20
Purchases and Issues									1																											1
Sales and Settlements								(2)	(13)																			(1)								(1)									(1)	(12)
Fair value of plan, end of year	$ 2,396	$ 2,093	$ 1,529	$ 811	$ 753	$ 1,380	$ 1,147	$ 205	$ 193	$ 849	$ 797	$ 849	$ 797	$ 410	$ 275	$ 410	$ 275	$ 18	$ 11	$ 18	$ 11	$ 5	$ 6	$ 5	$ 6			$ 5	$ 6	$ 813		$ 751	$ 712	$ 62	$ 2	$ 0			$ 35	$ 33	$ 35	$ 33	$ 3	$ 4	$ 3	$ 4	$ 208	$ 212	$ 11	$ 29	$ 197	$ 183	$ 25	$ 2	$ 25	$ 1	$ 1	$ 30	$ 39	$ 7	$ 30	$ 32

EMPLOYEE BENEFIT PLANS - Assumptions, Estimated Future Benefit Payments (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Weighted Average Defined Benefit Plan, Assumptions Used in Calculations [Abstract]
Benefit Obligation Discount Rate	3.50%	4.25%
Net Periodic Benefit Cost Discount Rate	4.25%	5.25%
Benefit Obligation And Net Periodic Benefit Cost Rate Of Compensation Increase	6.00%	6.00%
Net Periodic Benefit Cost Expected Long Term Return On Assets	6.75%	6.75%
Defined Benefit Plan, Estimated Future Benefit Payments [Abstract]
2013	$ 193
2014	203
2015	202
2016	200
2017	197
Years 2018-2022	936
Parent [Member]
Weighted Average Defined Benefit Plan, Assumptions Used in Calculations [Abstract]
Benefit Payments Under Non Participating Annuity Contracts	$ 12	$ 13	$ 14

EMPLOYEE BENEFIT PLANS - Deferred Compensation Arrangements (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Retiree Life Insurance Benefit	$ 10,000
Reduction in benefit expense	$ 37

SHARE-BASED AND OTHER COMPENSATION PROGRAMS PERFORMANCE UNITS (DETAILS) (USD $)	12 Months Ended			0 Months Ended				1 Months Ended	0 Months Ended		12 Months Ended					0 Months Ended	12 Months Ended				0 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 22, 2010 Performance Unit Plan 2008 [Member] Parent [Member]	Apr. 01, 2010 Performance Unit Plan 2008 [Member] Parent [Member]	Apr. 14, 2011 Performance Unit Plan 2009 [Member] Parent [Member]	Mar. 20, 2011 Performance Unit Plan 2009 [Member] Parent [Member]	Mar. 31, 2011 Performance Unit Plan 2009 [Member] Parent [Member]	Apr. 12, 2012 Performance Unit Plan 2010 [Member] Parent [Member]	Mar. 19, 2010 Performance Unit Plan 2010 [Member] Parent [Member]	Dec. 31, 2012 Performance Unit Plan 2010 [Member] Parent [Member]	Dec. 31, 2011 Performance Unit Plan 2010 [Member] Parent [Member]	Dec. 31, 2010 Performance Unit Plan 2010 [Member] Parent [Member]	Mar. 19, 2010 Performance Unit Plan 2010 [Member] Parent [Member] Maximum [Member]	Mar. 19, 2010 Performance Unit Plan 2010 [Member] Parent [Member] Minimum [Member]	Mar. 18, 2011 Performance Unit Plan 2011 [Member] Parent [Member]	Dec. 31, 2012 Performance Unit Plan 2011 [Member] Parent [Member]	Dec. 31, 2011 Performance Unit Plan 2011 [Member] Parent [Member]	Mar. 31, 2011 Performance Unit Plan 2011 [Member] Parent [Member] Maximum [Member]	Mar. 31, 2011 Performance Unit Plan 2011 [Member] Parent [Member] Minimum [Member]	Mar. 16, 2012 Performance Unit Plan 2012 [Member] Parent [Member]	Mar. 16, 2012 Performance Unit Plan 2012 [Member] Parent [Member] Maximum [Member]	Mar. 16, 2012 Performance Unit Plan 2012 [Member] Parent [Member] Minimum [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share Based Compensation Expense	$ 194,000,000	$ 416,000,000	$ 199,000,000								$ 620,000	$ 2,000,000	$ 8,000,000				$ 11,000,000	$ 2,000,000			$ 11,000,000
Expense recognized associated with grant of performance units	24,000,000	2,000,000	16,000,000
Range of performance units at stake percentage														130.00%	0.00%				130.00%	0.00%		130.00%	0.00%
Stock Options Granted Shares					620,507		830,650		539,406	1,600,000						1,800,000					2,300,000
Cash Settlement Of Vested Units				11,000,000	14,000,000	14,000,000		17,000,000	9,000,000
Fair Value of Awards Vested	58,000,000	24,000,000
Percentage Of Vested Units Settled For Cash				81.50%				80.00%	50.00%
Equity Settlement Of Vested Units With Ordinary Shares Number					114,757	163,866
Equity Settlement Of Vested Units With Ordinary Shares Value					3,000,000		3,000,000
Number Of ADRs Exchanged For Ordinary Shares					220,000
Payment For Purchase Of ADR					$ 7,000,000
Outstanding Performance Units At Risk To Achievement Of Performance Criteria	4,968,118

SHARE-BASED AND OTHER COMPENSATION PROGRAMS OPTIONS (DETAILS)	12 Months Ended														0 Months Ended		12 Months Ended				0 Months Ended		0 Months Ended	12 Months Ended					0 Months Ended		0 Months Ended	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2012 Parent [Member] Axa Ordinary Shares [Member] USD ($)	Dec. 31, 2012 Parent [Member] Axa Ordinary Shares [Member] EUR (€)	Dec. 31, 2011 Parent [Member] Axa Ordinary Shares [Member] USD ($)	Dec. 31, 2010 Parent [Member] Axa Ordinary Shares [Member] USD ($)	Dec. 31, 2012 Parent [Member] AXA ADR [Member] USD ($)	Dec. 31, 2012 Parent [Member] Alliance Bernstein Holding Units [Member] USD ($)	Dec. 31, 2011 Parent [Member] Alliance Bernstein Holding Units [Member] USD ($)	Dec. 31, 2010 Parent [Member] Alliance Bernstein Holding Units [Member] USD ($)	Dec. 31, 2010 Parent [Member] Alliance Bernstein Holding Units [Member] Minimum [Member]	Dec. 31, 2010 Parent [Member] Alliance Bernstein Holding Units [Member] Maximum [Member]	Dec. 31, 2012 Parent [Member] Stock Option Plan 2012 [Member] USD ($)	Mar. 16, 2012 Parent [Member] Stock Option Plan 2012 [Member] Four-year graded vesting schedule [Member] EUR (€)	Mar. 16, 2012 Parent [Member] Stock Option Plan 2012 [Member] Conditional Vesting Term [Member] USD ($)	Dec. 31, 2012 Parent [Member] Stock Option Plan 2012 [Member] Conditional Vesting Term [Member]	Dec. 31, 2012 Parent [Member] Stock Option Plan 2011 [Member] USD ($)	Dec. 31, 2011 Parent [Member] Stock Option Plan 2011 [Member] USD ($)	Mar. 18, 2011 Parent [Member] Stock Option Plan 2011 [Member]	Mar. 18, 2011 Parent [Member] Stock Option Plan 2011 [Member] Four-year graded vesting schedule [Member] EUR (€)	Mar. 18, 2011 Parent [Member] Stock Option Plan 2011 [Member] Four Year Cliff Vesting Term [Member]	Mar. 18, 2011 Parent [Member] Stock Option Plan 2011 [Member] Conditional Vesting Term [Member] USD ($)	Dec. 31, 2011 Parent [Member] Stock Option Plan 2011 [Member] Conditional Vesting Term [Member]	Dec. 31, 2012 Parent [Member] Stock Option Plan 2010 [Member] USD ($)	Dec. 31, 2011 Parent [Member] Stock Option Plan 2010 [Member] USD ($)	Dec. 31, 2010 Parent [Member] Stock Option Plan 2010 [Member] USD ($)	Mar. 19, 2010 Parent [Member] Stock Option Plan 2010 [Member]	Mar. 19, 2010 Parent [Member] Stock Option Plan 2010 [Member] Four-year graded vesting schedule [Member] EUR (€)	Mar. 19, 2010 Parent [Member] Stock Option Plan 2010 [Member] Four Year Cliff Vesting Term [Member]	Mar. 19, 2010 Parent [Member] Stock Option Plan 2010 [Member] Conditional Vesting Term [Member] USD ($)	Dec. 31, 2010 Parent [Member] Stock Option Plan 2010 [Member] Conditional Vesting Term [Member]	Dec. 31, 2012 Parent [Member] Stock Option Plan [Member] USD ($)	Dec. 31, 2011 Parent [Member] Stock Option Plan [Member] USD ($)	Dec. 31, 2010 Parent [Member] Stock Option Plan [Member] USD ($)	Dec. 31, 2012 Alliance Bernstein [Member] USD ($)	Dec. 31, 2011 Alliance Bernstein [Member] USD ($)	Dec. 31, 2010 Alliance Bernstein [Member] USD ($)	Jul. 01, 2010 Alliance Bernstein [Member]	Dec. 31, 2012 AXA Financial [Member] Axa Ordinary Shares [Member] USD ($)
Summary of Plan Activity [Line Items]
Stock Options Outstanding Weighted Average Exercise Price Beginning of Period					€ 19.4			$ 18.47	$ 39.63
Share-based Compensation Arrangements by Share-based Payment Award, Options, Grants in Period, Weighted Average Exercise Price					€ 12.68			$ 0	$ 14.58						€ 12.22						€ 14.73		$ 2.49						€ 15.43		$ 3.54
Share-based Compensation Arrangements by Share-based Payment Award, Options, Exercises in Period, Weighted Average Exercise Price					€ 10.09			$ 12.04	$ 0
Share-based Compensation Arrangements by Share-based Payment Award, Options, Forfeitures in Period, Weighted Average Exercise Price					€ 19.46			$ 18.19	$ 0
Share-based Compensation Arrangements by Share-based Payment Award, Options, Expirations in Period, Weighted Average Exercise Price					€ 0			$ 0	$ 32.34
Stock Options Outstanding Weighted Average Exercise Price End of Period					€ 21			$ 20.01	$ 39.77	$ 39.63
Stock Options Outstanding Number Beginning Balance				18,100,000	18,100,000			7,600,000	9,000,000
Stock Options Granted Shares				1,200,000	1,200,000			0	100,000							370,426
Stock Options Exercised Shares				(100,000)	(100,000)			(1,100,000)	0
Stock Options Cancelled Shares				(1,100,000)	(1,100,000)			(1,500,000)	0
Stock Options Expired Shares				0	0			0	(500,000)
Stock Options Outstanding Number Ending Balance				18,100,000	18,100,000			5,000,000	8,600,000	9,000,000
Stock Options Outstanding Aggregate Intrinsic Value								$ 1,100,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Remaining Contractual Term				5 years 2 months 1 day	5 years 2 months 1 day			1 year 7 months 13 days	5 years 9 months 18 days
Options Excercisable Shares				12,800,000	12,800,000			5,000,000	4,200,000						900,790					2,400,000	2,300,000	154,711	390,988					2,300,000	2,200,000	100,000	400,000
Options Excercisable Weighted Average Exercise Price					€ 23.94			$ 20.03	$ 33.85
Options Excercisable Aggregate Intrinsic Value								1,100,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercisable, Weighted Average Remaining Contractual Term				4 years 0 months 21 days	4 years 0 months 21 days			1 year 7 months 6 days	5 years 8 months 12 days
Cash Proceeds From Exercise Of Stock Options	14,000,000
Stock Options Excercises In Period Intrinsic Value	5,000,000	3,000,000	3,000,000
Tax Benefits From Exercise Of Stock Options	2,000,000	1,000,000	1,000,000
Fair Value Assumptions Risk Expected Dividend Yield				7.54%	7.54%	7.00%	6.98%		6.20%	5.40%		7.20%	8.20%			7.54%							7.00%								6.98%
Fair Value Assumptions Expected Volatility Rate				39.89%	39.89%	33.90%	36.50%		49.20%	47.30%		46.20%	46.60%			39.89%							33.90%								36.50%
Fair Value Assumptions Risk Free Interest Rate				1.80%	1.80%	3.13%	2.66%		0.70%	1.90%		2.20%	2.30%			1.80%							3.13%								2.66%
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Expected Term				5 years 7 months 6 days	5 years 7 months 6 days	6 years 4 months 24 days	6 years 4 months 24 days		6 years 0 months 0 days	6 years 0 months 0 days	6 years 0 months 0 days						5 years 7 months 6 days							6 years 4 months 24 days								6 years 4 months 24 days
Weighted Average Grant Date Fair Value				$ 2.48		$ 2.49	$ 3.54		$ 3.67	$ 5.98	$ 6.18					$ 2.48
Total Fair Value of Options, Net of Forfeitures																2,000,000							6,000,000								8,000,000
Share Based Compensation Expense	194,000,000	416,000,000	199,000,000											790,754				1,000,000	2,000,000						662,000	1,000,000	3,000,000						9,000,000	26,000,000	16,000,000	147,000,000	625,000,000	208,000,000
Compensation Cost Not Yet Recognized																																	$ 2,000,000
Compensation Cost Recognition Period																																	0 years 9 months 18 days
Common Stock, Capital Shares Reserved for Future Issuance																																								534,628
Share-based Compensation Arrangement by Share-based Payment Award, Per Share Weighted Average Price of Shares Purchased																																								$ 25.22
Common Stock Capital Shares Reserved For Funding Future Exercises Outstanding Stock Options																																								436,695
Common Stock Capital Shares Reserved For Funding Restricted Stock Grants																																								97,933
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized				124,000,000	124,000,000																															35,000,000			60,000,000

SHARE-BASED AND OTHER COMPENSATION PROGRAMS RESTRICTED AWARDS (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restricted Awards Plan [Line Items]
Share Based Compensation Expense	$ 194,000,000	$ 416,000,000	$ 199,000,000
Unvested restricted shares and holding units	19,000,000
Compensation Cost Not Yet Recognized	61,000,000
Share Based Compensation Equity Instruments Other Than Options Plan Activity [Abstract]
Fair Value of Awards Vested	58,000,000	24,000,000
Alliance Bernstein [Member]
Restricted Awards Plan [Line Items]
Share Based Compensation Expense	147,000,000	625,000,000	208,000,000
Unvested restricted shares and holding units	6,500,000	8,700,000
Restricted Stock Units (RSUs) [Member] | Parent [Member]
Restricted Awards Plan [Line Items]
Share Based Compensation Expense	13,000,000	378,000,000	149,000,000
Compensation Cost Recognition Period	4 years 0 months 0 days
Share Based Compensation Equity Instruments Other Than Options Plan Activity [Abstract]
Restricted Stock Nonvested Weighted Average Grant Date Fair Value Beginning of Period	$ 30.22
Units Granted Weighted Average Grant Date Fair Value	$ 13.23
Awards Vested Weighted Average Grant Date Fair Value	$ 30.93
Units Cancelled Weighted Average Grant Date Fair Value	$ 0
Restricted Stock Nonvested Weighted Average Grant Date Fair Value End of Period	$ 27.23	$ 30.22
Restricted Stock Nonvested Number Begining Balance	243,572
Award Units Granted In Period	27,218
Units Vested	93,789
Forfeited Units	0
Restricted Stock Nonvested Number Ending Balance	177,001	243,572
Fair Value of Awards Vested	$ 1,000,000	$ 2,000,000	$ 2,000,000

SHARE-BASED AND OTHER COMPENSATION PROGRAMS SARs (Details)	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2012 Stock Appreciation Rights (SARs) [Member] Parent [Member] USD ($)	Dec. 31, 2011 Stock Appreciation Rights (SARs) [Member] Parent [Member] USD ($)	Dec. 31, 2010 Stock Appreciation Rights (SARs) [Member] Parent [Member] USD ($)	Dec. 31, 2012 Stock Appreciation Rights (SARs) [Member] AXA Financial [Member]	Dec. 31, 2011 Stock Appreciation Rights (SARs) [Member] AXA Financial [Member]	Dec. 31, 2010 Stock Appreciation Rights (SARs) [Member] AXA Financial [Member] EUR (€)	Dec. 31, 2012 Stock Appreciation Rights (SARs) [Member] AXA Financial [Member] Minimum [Member] EUR (€)	Dec. 31, 2011 Stock Appreciation Rights (SARs) [Member] AXA Financial [Member] Minimum [Member] EUR (€)	Dec. 31, 2012 Stock Appreciation Rights (SARs) [Member] AXA Financial [Member] Maximum [Member] EUR (€)	Dec. 31, 2011 Stock Appreciation Rights (SARs) [Member] AXA Financial [Member] Maximum [Member] EUR (€)
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Award Units Granted In Period							352,158	113,210	24,101
Benchmark Price Per Share For Calculation Of Appreciation In Value									€ 15.43	€ 10.05	€ 10.71	€ 33.78	€ 14.96
Share-based Compensation Arrangement by Share-based Payment Award, Non-Option Equity Instruments, Outstanding, Number							840,324
Awards Outstanding Weighted Average Remaining Contractual Term							7 years 0 months 0 days
Compensation Cost Not Yet Recognized	$ 61,000,000			$ 538,928	$ 136,667
Share Based Compensation Expense	$ 194,000,000	$ 416,000,000	$ 199,000,000	$ (402,262)	$ (87,759)	$ (865,661)

SHARE-BASED AND OTHER COMPENSATION PROGRAMS EMPLOYEE OPTION PLANS (Details) (USD $)	12 Months Ended					0 Months Ended	12 Months Ended	0 Months Ended		12 Months Ended		0 Months Ended	12 Months Ended
	Dec. 31, 2012 AXA Shareplan 2012 [Member] Parent [Member]	Dec. 31, 2011 AXA Shareplan 2011 [Member] Parent [Member]	Dec. 31, 2010 AXA Shareplan 2010 [Member] Parent [Member]	Dec. 31, 2012 AXA Shareplan Option A 2012 [Member] Parent [Member]	Dec. 31, 2012 AXA Shareplan Option B 2012 [Member] Parent [Member]	Mar. 16, 2012 AXA Miles Program 2012 [Member] AXA Financial [Member]	Dec. 31, 2012 AXA Miles Program 2012 [Member] AXA Financial [Member]	Mar. 16, 2012 AXA Miles Program 2012 [Member] AXA Financial [Member] Four Year Cliff Vesting Term [Member]	Jul. 01, 2007 AXA Miles Program 2007 [Member] AXA Financial [Member]	Dec. 31, 2011 AXA Miles Program 2007 [Member] AXA Financial [Member]	Dec. 31, 2010 AXA Miles Program 2007 [Member] AXA Financial [Member]	Jul. 01, 2007 AXA Miles Program 2007 [Member] AXA Financial [Member] Four Year Cliff Vesting Term [Member]	Dec. 31, 2012 Stock Purchase Plan [Member] Parent [Member]	Dec. 31, 2011 Stock Purchase Plan [Member] Parent [Member]	Dec. 31, 2010 Stock Purchase Plan [Member] Parent [Member]	Dec. 31, 2010 Stock Purchase Plan [Member] AXA Financial [Member]	Dec. 31, 2012 Stock Purchase Plan [Member] AXA Financial [Member]
Employee Stock Ownership Plan (ESOP) Disclosures [Line Items]
Discount on AXA Ordinary Shares				20.00%	17.19%											10.00%
Discounted Price of AXA Shares				$ 12.29	$ 12.71
Stock Issued During Period, Shares, Employee Stock Ownership Plan									449,400
Employee Stock Ownership Plan (ESOP), Compensation Expense	$ 18,000,000	$ 9,000,000	$ 17,000,000				$ 537,914			$ 1,000,000	$ 2,000,000		$ 1,000,000	$ 1,000,000	$ 0
Common Stock, Capital Shares Reserved for Future Issuance	9,000,000	9,000,000	8,000,000														30,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Aggregate Intrinsic Value, Outstanding									$ 19,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Maximum Number of Shares Per Employee						50		25				50

SHARE-BASED AND OTHER COMPENSATION PROGRAMS ALLIANCE BERNSTEIN (DETAILS) (USD $)	12 Months Ended				3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jan. 31, 2013	Mar. 31, 2011 Alliance Bernstein [Member]	Dec. 31, 2012 Alliance Bernstein [Member]	Dec. 31, 2011 Alliance Bernstein [Member]	Dec. 31, 2010 Alliance Bernstein [Member]	Jul. 01, 2010 Alliance Bernstein [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share Based Compensation Expense	$ 194,000,000	$ 416,000,000	$ 199,000,000			$ 147,000,000	$ 625,000,000	$ 208,000,000
Economic Interest In Subsidiary					50.00%
Adjustments to Additional Paid in Capital, Reallocation of Noncontrolling Interest						60,000,000	54,000,000
Noncontrolling Interest, Period Increase (Decrease)					(27,000,000)	(60,000,000)	(54,000,000)
Units purchased during the period (in Units)						15,700,000	13,500,000
Dollar amount paid for Holding Units acquired						238,000,000	221,000,000
Open Market Purchases Shares						12,300,000	11,100,000
Open Market Purchase Value						182,000,000	192,000,000
Unvested restricted shares and holding units	19,000,000					6,500,000	8,700,000
Unallocated Holding units remaining in the consolidated rabbi trust	17,900,000			12,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized						35,000,000			60,000,000
Additional holding units						210,591
Grant of holding units net of forfeitures						25,000,000
Deferred compensation expense		10,000,000,000
Newly issued holding units available for grant									30,000,000
Non cash deferred compensation charge		$ 115,000,000					$ 472,000,000

INCOME TAXES (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Expense Benefit Abstract
Current (expense) benefit	$ (233)	$ 40	$ (34)
Deferred (expense) benefit	391	(1,338)	(755)
Income Tax Expense (Benefit)	158	(1,298)	(789)
Effective Income Tax Rate Reconciliation At Federal Statutory Income Tax Rate	35.00%
Income Tax Expense Benefit Continuing Operations Income Tax Reconciliation [Abstract]
Expected income tax (expense) benefit	(20)	(1,443)	(1,137)
Noncontrolling interest	37	(36)	66
Tax Credits, Investment	94	83	53
Tax Exempt Income	24	8	15
Tax Contingencies	(2)	(7)	(13)
State and Local Income Taxes	7	7	(5)
Subsidiaries Income Tax Reconciliation Foreign Income Tax Rate Differential	10	(13)	(3)
Tax Settlements	0	84	99
Conversion From Corporation To Limited Liability	0	0	135
Other Adjustments	8	19	1
Income tax (expense) benefit	$ 158	$ (1,298)	$ (789)

INCOME TAXES (DETAILS 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Contingency [Line Items]
Income Tax Reconciliation Tax Settlements	$ 0	$ 84	$ 99
Components Of Deferred Tax Assets [Abstract]
Deferred Tax Assets, Tax Deferred Expense, Compensation and Benefits	207	248
Deferred Tax Assets Tax Deferred Expense Reserves And Accruals Policyholder Liabilities	0	0
Deferred Tax Assets, Unrealized Investment Gains or Losses	0	0
Deferred Tax Assets Investments	0	0
Deferred Tax Assets, Tax Credit Carryforwards, Alternative Minimum Tax	157	242
Deferred Tax Assets, Other	0	79
Deferred Tax Assets, Total	364	569
Components Of Deferred Tax Liabilities [Abstract]
Deferred Tax Liabilities, Reserves and Reinsurance	2,419	3,060
Deferred Tax Liabilities, Deferred Policy Acquisition Cost	960	891
Deferred Tax Liabilities, Unrealized Investment Gains or Losses	739	418
Deferred Tax Liabilities Investments	1,137	1,101
Deferred Tax Liabilities, Other	57	0
Deferred Tax Liabilities, Total	5,312	5,470
Income Tax Uncertainties [Abstract]
Exclusion Of Deferred Tax Non US Affiliates	245
Foreign Earnings Repatriated Additional Taxes Remitted	92
Unrecognized Tax Benefits Including Interest And Penalties	678	550
Unrecognized Tax Benefits That Would Impact Effective Tax Rate	522	478
Unrecognized Tax Benefits Temporary In Nature	156	72
Unrecognized Tax Benefits Income Tax Penalties And Interest Accrued	105	97
Unrecognized Tax Benefits Income Tax Penalties And Interest Expense	4	14	10
Reconciliation Of Unrecognized Tax Benefits Excluding Amounts Pertaining To Examined Tax Returns [Roll Forward]
Unrecognized Tax Benefits, Beginning Balance	453	434	577
Additions for tax positions of prior years	740	337	168
Reductions for tax positions of prior years	620	235	266
Additions for tax positions of current year	0	1	1
Unrecognized Tax Benefits, Decreases Resulting from Current Period Tax Positions	0	0	0
Settlements with tax authorities	0	84	46
Unrecognized Tax Benefits, Ending Balance	$ 573	$ 453	$ 434

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accumulated Other Comprehensive Income Loss [Abstract]
Unrealized Gain (Loss) on Investments	$ 1,352	$ 772	$ 406
Defined benefit pension plans	1,056	1,082	1,008
Total accumulated other comprehensive income (loss)	296	(310)	(602)
Less: Accumulated other comprehensive (income) loss attributable to noncontrolling interest	21	13	(8)
Accumulated other comprehensive income (loss)	317	(297)	(610)
Unrealized Gain Loss On Investments [Abstract]
Net unrealized gains (losses) arising during the year	1,013	879	646
(Gains) losses reclassified into net earnings (loss) during the year	91	28	189
Net unrealized gains (losses) on investments	1,104	907	835
Adjustments for policyholders liabilities, DAC and deferred income taxes	524	541	376
Change in unrealized gains (losses), net of adjustments	580	366	459
Change in defined benefits pension plans	26	(74)	(40)
Total other comprehensive income (loss), net of income taxes	606	292	419
Less: Other comprehensive (income) loss attributable to noncontrolling interest	8	21	7
Other Comprehensive Income (Loss) Attributable to AXA Equitable	$ 614	$ 313	$ 426

COMMITMENTS AND CONTINGENT LIABILITIES (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Long Term Debt By Maturity [Abstract]
Long Term Debt Maturities Repayments Of Principal In Next Twelve Months	$ 0
Long-term Debt, Maturities, Repayments of Principal in Year Two	0
Long Term Debt Maturities Repayments Of Principal In Year Three	200
Long Term Debt Maturities Repayments Of Principal In Year Four	0
Operating Leases Future Minimum Payments Due [Abstract]
Operating Leases Future Minimum Payments Due Current	214
Operating Leases Future Minimum Payments Due In Two Years	208
Operating Leases Future Minimum Payments Due In Three Years	204
Operating Leases Future Minimum Payments Due In Four Years	199
Operating Leases Future Minimum Payments Due In Five Years	197
Operating Leases Future Minimum Payments Due Thereafter	1,409
Future Minimum Sublease Rentals Sale Leaseback Transactions [Abstract]
Future Minimum Sublease Rentals Sale Leaseback Transactions Within One Year	22
Future Minimum Sublease Rentals Sale Leaseback Transactions Within Two Years	24
Future Minimum Sublease Rentals Sale Leaseback Transactions Within Three Years	24
Future Minimum Sublease Rentals Sale Leaseback Transactions Within Four Years	24
Future Minimum Sublease Rentals Sale Leaseback Transactions Within Five Years	25
Future Minimum Sublease Rentals Sale Leaseback Transactions Thereafter	137
Restructuring And Related Cost [Line Items]
Balance, beginning of year	44	11
Additions	54	79
Cash payments	46	43
Other reductions	0	3
Balance, End of Year	52	44
Loss Contingencies [Line Items]
Investment in a venture capital	35
Venture Capital Funds [Member]
Loss Contingencies [Line Items]
Commitment funded net of sale proceeds	23
Revised commitment	35
Real Estate Funds [Member]
Loss Contingencies [Line Items]
Investment in a venture capital	25
Commitment funded net of sale proceeds	9
AXA [Member]
Restructuring And Related Cost [Line Items]
Balance, beginning of year		11	20
Additions			13
Cash payments			17
Other reductions			5
Balance, End of Year			11
Commitments by the Company to provide equity financing	355
Letters Of Credit	18
Commitments under existing mortgage loan agreements	328
Pre tax real estate charge	30	55
Alliance Bernstein [Member]
Restructuring And Related Cost [Line Items]
Operating lease obligations estimate of current market rental rates			102
Pre tax real estate charge	223
AXA Arizona [Member]
Restructuring And Related Cost [Line Items]
Letters Of Credit	2,626
Holds assets in an irrevocable trust	$ 9,635

LITIGATION (DETAILS) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 GBP (£)	Dec. 31, 2012 Minimum [Member] USD ($)	Dec. 31, 2012 Maximum [Member] USD ($)
Litigation [Line Items]
Portfolio Amount Of Client Seeking Damages (in British Pounds)		£ 500
Damages sought			177	234
Realized Losses In Portfolio	$ 125

INSURANCE GROUP STATUTORY FINANCIAL INFORMATION (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statutory Accounting Practices [Abstract]
Amount Available For Dividend Distribution Without Prior Approval From Regulatory Agency	$ 469
Insurance Groups statutory net income (loss)	602	967	(510)
Statutory surplus, capital stock and Asset Valuation Reserve	5,178	4,845
Shareholder dividends	362	379	300
Securities on deposit with such government or state agencies	81
Purchased callable surplus note	500
Fixed Interest Rate On Surplus Notes	7.10%
Interest Expense on surplus notes	$ 71

INSURANCE GROUP STATUTORY FINANCIAL INFORMATION 1 (DETAILS) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation Of Statutory Surplus And Capital Stock [Abstract]
Net change in statutory surplus and capital stock									$ 64	$ 824	$ 685
Change in AVR									269	(211)	(291)
Net change in statutory surplus, capital stock and AVR									333	613	394
Statutory Accounting Practices Statutory To Gaap Income Amount Of Reconciling Item									0	0	0
US GAAP Net Earnings (Loss), Attributable to AXA Equitable	(450)	(241)	2,421	(1,635)	(66)	2,824	741	(572)	95	2,927	2,224
Reconciliation Of Changes In Statutory Surplus And Capital Stock [Abstract]
Statutory surplus and capital stock	4,689				4,625				4,689	4,625	3,801
AVR	489				220				489	220	431
tatutory surplus, capital stock and Asset Valuation Reserve	5,178				4,845				5,178	4,845
Statutory Accounting Practices, Statutory to GAAP, Amount of Reconciling Item	5,178				4,845				5,178	4,845	4,232
U.S. GAAP Total Equity Attributable to AXA Equitable	15,436				14,840				15,436	14,840	11,829
Future Policy Benefits And Policyholders Account Balances [Member]
Reconciliation Of Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices Statutory To Gaap Income Amount Of Reconciling Item									(508)	(270)	(61)
Reconciliation Of Changes In Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices, Statutory to GAAP, Amount of Reconciling Item	(3,642)				(2,456)				(3,642)	(2,456)	(2,015)
DAC [Member]
Reconciliation Of Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices Statutory To Gaap Income Amount Of Reconciling Item									142	(2,861)	981
Reconciliation Of Changes In Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices, Statutory to GAAP, Amount of Reconciling Item	3,728				3,545				3,728	3,545	6,503
Deferred Income Tax Asset Liability [Member]
Reconciliation Of Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices Statutory To Gaap Income Amount Of Reconciling Item									798	(1,272)	(1,089)
Reconciliation Of Changes In Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices, Statutory to GAAP, Amount of Reconciling Item	(5,330)				(5,357)				(5,330)	(5,357)	(4,117)
Valuation Investments [Member]
Reconciliation Of Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices Statutory To Gaap Income Amount Of Reconciling Item									(377)	16	145
Reconciliation Of Changes In Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices, Statutory to GAAP, Amount of Reconciling Item	3,271				2,266				3,271	2,266	1,658
Valuation Investments In Subsidiary [Member]
Reconciliation Of Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices Statutory To Gaap Income Amount Of Reconciling Item									(306)	590	366
Reconciliation Of Changes In Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices, Statutory to GAAP, Amount of Reconciling Item	(137)				231				(137)	231	(657)
Increase Decrease In Fair Value Of Reinsurance Contract Asset [Member]
Reconciliation Of Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices Statutory To Gaap Income Amount Of Reconciling Item									497	5,941	2,350
Reconciliation Of Changes In Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices, Statutory to GAAP, Amount of Reconciling Item	11,044				10,547				11,044	10,547	4,606
Pension Adjustment [Member]
Reconciliation Of Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices Statutory To Gaap Income Amount Of Reconciling Item									(41)	111	56
Premiums And Benefits Ceded To Affiliate [Member]
Reconciliation Of Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices Statutory To Gaap Income Amount Of Reconciling Item									(126)	(156)	(1,099)
Deferred Cost Of Insurance Ceded To Affiliates [Member]
Reconciliation Of Changes In Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices, Statutory to GAAP, Amount of Reconciling Item	2,646				2,693				2,646	2,693	2,904
Shareholder Dividends Paid [Member]
Reconciliation Of Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices Statutory To Gaap Income Amount Of Reconciling Item									362	379	300
Non Admitted Assets [Member]
Reconciliation Of Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices Statutory To Gaap Income Amount Of Reconciling Item									(489)	(154)	(64)
Reconciliation Of Changes In Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices, Statutory to GAAP, Amount of Reconciling Item	467				510				467	510	761
Issuance Of Surplus Notes [Member]
Reconciliation Of Changes In Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices, Statutory to GAAP, Amount of Reconciling Item	(1,525)				(1,525)				(1,525)	(1,525)	(1,525)
Other Statutory [Member]
Reconciliation Of Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices Statutory To Gaap Income Amount Of Reconciling Item									(190)	(10)	(55)
Reconciliation Of Changes In Statutory Surplus And Capital Stock [Abstract]
Statutory Accounting Practices, Statutory to GAAP, Amount of Reconciling Item	$ (264)				$ (459)				$ (264)	$ (459)	$ (521)

BUSINESS SEGMENT INFORMATION (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Segment revenues	$ 9,160	$ 17,872	$ 11,441
Intersegment investment advisory and other fees	886	840	778
Segment earnings (loss) from continuing operations, before income taxes	58	4,124	3,248
Total Assets	176,843	164,908
Securties segregated in a special reserve bank custody, fair value	1,551	1,280
Insurance [Member]
Segment Reporting Information [Line Items]
Segment revenues	6,443	15,140	8,511
Segment earnings (loss) from continuing operations, before income taxes	(132)	4,284	2,846
Total Assets	164,201	153,099
Investment Management [Member]
Segment Reporting Information [Line Items]
Segment revenues	2,738	2,750	2,959
Intersegment investment advisory and other fees	58	56	62
Segment earnings (loss) from continuing operations, before income taxes	190	(164)	400
Total Assets	12,647	11,811
Securties segregated in a special reserve bank custody, fair value	1,509	1,240
Consolidation Eliminations [Member]
Segment Reporting Information [Line Items]
Segment revenues	(21)	(18)	(29)
Segment earnings (loss) from continuing operations, before income taxes	0	4	2
Total Assets	$ (5)	$ (2)

QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (DETAILS) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Quarterly Financial Data [Abstract]
Total Revenues	$ 1,909	$ 1,728	$ 6,475	$ (952)	$ 2,301	$ 10,858	$ 3,402	$ 1,311	$ 9,160	$ 17,872	$ 11,441
Earnings (Loss) from Continuing Operations, Net of Income Taxes	(450)	(241)	2,421	(1,635)	(66)	2,824	741	(572)
US GAAP Net Earnings (Loss), Attributable to AXA Equitable	$ (450)	$ (241)	$ 2,421	$ (1,635)	$ (66)	$ 2,824	$ 741	$ (572)	$ 95	$ 2,927	$ 2,224

SUMMARY OF INVESTMENTS- OTHER THAN INVESTMENTS IN RELATED PATRIES- SCHEDULE I (DETAILS) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	$ 45,078
Summary of Investments, Other than Investments in Related Parties, Fair Value	47,968
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	48,010
Fixed Maturities [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	30,720
Summary of Investments, Other than Investments in Related Parties, Fair Value	33,607
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	33,607
US Government and Government Agencies and Authorities [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	4,664
Summary of Investments, Other than Investments in Related Parties, Fair Value	5,180
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	5,180
US States and Political Subdivisions Debt Securities [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	445
Summary of Investments, Other than Investments in Related Parties, Fair Value	530
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	530
Foreign Government Debt [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	386
Summary of Investments, Other than Investments in Related Parties, Fair Value	453
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	453
Public Utility, Bonds [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	3,541
Summary of Investments, Other than Investments in Related Parties, Fair Value	4,001
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	4,001
All Other Corporate Bonds [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	20,630
Summary of Investments, Other than Investments in Related Parties, Fair Value	22,341
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	22,341
Redeemable Preferred Stock [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	1,054
Summary of Investments, Other than Investments in Related Parties, Fair Value	1,102
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	1,102
Industrial, Miscellaneous, and All Others [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	23
Summary of Investments, Other than Investments in Related Parties, Fair Value	24
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	24
Mortgage Loans On Real Estate [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	5,059
Summary of Investments, Other than Investments in Related Parties, Fair Value	5,249
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	5,059
Real Estate Joint Venture [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	4
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	4
Policy Loans [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	3,512
Summary of Investments, Other than Investments in Related Parties, Fair Value	3,284
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	3,512
Other Limited Partnership Interests And Equity Investments [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	1,667
Summary of Investments, Other than Investments in Related Parties, Fair Value	1,667
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	1,667
Trading Securities
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	2,265
Summary of Investments, Other than Investments in Related Parties, Fair Value	2,309
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	2,309
Other Invested Assets [Member]
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Summary of Investments, Other than Investments in Related Parties, Cost	1,828
Summary of Investments, Other than Investments in Related Parties, Fair Value	1,828
Summary of Investments, Other than Investments in Related Parties, Carrying Amount	$ 1,828

STATEMENT OF FINANCIAL POSITION (PARENT COMPANY)- SCHEDULE II (DETAILS) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Investments [Abstract]
Fixed maturities available for sale, at fair value	$ 33,607	$ 31,992
Mortgage Loans On Real Estate	5,059	4,281
Equity real estate, held for the production of income	4	99
Policy Loans	3,512	3,542
Trading securities	2,309	982
Other equity investments	1,643	1,707
Other invested assets	1,828	2,340
Total Investments	47,962	44,943
Cash and cash equivalents	3,162	3,227	2,155	1,792
Deferred policy acquisition costs	3,728	3,545
Amounts due from reinsurers	3,847	3,542
Guaranteed Minimum Income Benefit Reinsurance Contract Asset At Fair Value	11,044	10,547
Other assets	5,095	5,340
Separate Account Assets	94,139	86,419
Total Assets	176,843	164,908
LIABILITIES [Abstract]
Policyholders' account balances	28,263	26,033
Future policy benefits, policyholders account balances	22,687	21,595
Broker-dealer related payables	664	466
Short-term and long-term debt	523	645
Current and deferred income taxes	5,172	5,104
Loans from affiliates	1,325	1,325
Other liabilities	3,503	3,815
Separate Accounts' liabilities	94,139	86,419
Total liabilities	158,913	147,365
EQUITY [Abstract]
Common stock, $1.25 par value, 2.0 million shares authorized, issued and outstanding	2	2
Capital in excess of par value	5,992	5,743
Retained earnings	9,125	9,392
Accumulated other comprehensive income (loss)	296	(310)	(602)
Total AXA Equitable's equity	17,930	17,543	14,947
Total Liabilities and AXA Equitable's Equity	176,843	164,908
Parent Company [Member]
Investments [Abstract]
Fixed maturities available for sale, at fair value	33,538	31,922
Mortgage Loans On Real Estate	5,059	4,281
Equity real estate, held for the production of income	4	99
Policy Loans	3,512	3,542
Investment In And Loans To Affiliates	2,328	2,304
Trading securities	1,834	472
Other equity investments	1,403	1,446
Other invested assets	1,826	2,334
Total Investments	49,504	46,400
Cash and cash equivalents	2,450	2,516	1,413	1,080
Deferred policy acquisition costs	3,728	3,545
Amounts due from reinsurers	3,847	3,542
Guaranteed Minimum Income Benefit Reinsurance Contract Asset At Fair Value	11,044	10,547
Other assets	4,576	4,782
Separate Account Assets	94,139	86,419
Total Assets	169,288	157,751
LIABILITIES [Abstract]
Policyholders' account balances	28,263	26,033
Future policy benefits, policyholders account balances	22,655	21,562
Broker-dealer related payables	213	11
Short-term and long-term debt	200	200
Current and deferred income taxes	4,479	4,385
Loans from affiliates	1,325	1,325
Other liabilities	2,578	2,976
Separate Accounts' liabilities	94,139	86,419
Total liabilities	153,852	142,911
EQUITY [Abstract]
Common stock, $1.25 par value, 2.0 million shares authorized, issued and outstanding	2	2
Capital in excess of par value	5,992	5,743
Retained earnings	9,125	9,392
Accumulated other comprehensive income (loss)	317	(297)
Total AXA Equitable's equity	15,436	14,840
Total Liabilities and AXA Equitable's Equity	$ 169,288	$ 157,751

STATEMENT OF FINANCIAL POSITION- PARENTHETICALS (PARENT COMPANY)- SCHEDULE II (DETAILS) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Condensed Financial Statements, Captions [Line Items]
Common Stock par value	$ 1.25	$ 1.25
Common Stock authorized	2,000,000	2,000,000
Common Stock issued	2,000,000	2,000,000
Common Stock outstanding	2,000,000	2,000,000
Parent Company [Member]
Condensed Financial Statements, Captions [Line Items]
Available-for-sale Securities, Debt Maturities, Amortized Cost Basis	$ 30,656	$ 30,142
Common Stock par value	$ 1.25	$ 1.25
Common Stock authorized	2,000,000	2,000,000
Common Stock issued	2,000,000	2,000,000
Common Stock outstanding	2,000,000	2,000,000

STATEMENTS OF EARNINGS (PARENT COMPANY)- SCHEDULE II (DETAILS) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Statement Captions [Line Items]
Universal life and investment-type product policy fee income									$ 3,334	$ 3,312	$ 3,067
Premiums									514	533	530
Net investment income (loss): [Abstract]
Investment income (loss) from derivative instruments									(978)	2,374	(284)
Other investment income									2,316	2,128	2,260
Net Investment Income (Loss)									1,338	4,502	1,976
Investment gains (losses), net: [Abstract]
Total other-than-temporary impairment losses									(96)	(36)	(300)
Portion of loss recognized in other comprehensive income (loss)									2	4	18
Net impairment losses recognized									(94)	(32)	(282)
Other investment gains (losses), net									(3)	(15)	98
Total investment gains (losses), net									(97)	(47)	(184)
Commissions, fees and other income									3,574	3,631	3,702
Increase (decrease) in the fair value of the reinsurance contract asset									497	5,941	2,350
Total Revenues	1,909	1,728	6,475	(952)	2,301	10,858	3,402	1,311	9,160	17,872	11,441
BENEFITS AND OTHER DEDUCTIONS [Abstract]
Policyholders' benefits									2,989	4,360	3,082
Interest credited to policyholders' account balances									1,166	999	950
Compensation and benefits									1,672	2,263	1,953
Commissions									1,248	1,195	1,044
Interest expense									108	106	106
Amortization of deferred policy acquisition costs									576	3,620	(326)
Capitalization of deferred policy acquisition costs									(718)	(759)	(655)
Rent expense									201	240	244
Other operating costs and expenses									1,429	1,359	1,438
Total benefits and other deductions									9,102	13,748	8,193
Earnings (loss) from continuing operations, before income taxes									58	4,124	3,248
Income tax (expense) benefit									158	(1,298)	(789)
Net earnings (loss)									216	2,826	2,459
Less: net (earnings) loss attributable to the noncontrolling interest									(121)	101	(235)
Net Earnings (Loss) Attributable to AXA Equitable	(450)	(241)	2,421	(1,635)	(66)	2,824	741	(572)	95	2,927	2,224
Other comprehensive income (loss) net of income taxes:
Other Comprehensive Income (Loss) Attributable to AXA Equitable									614	313	426
Comprehensive Income (Loss) Attributable to Equitable									709	3,240	2,650
Parent Company [Member]
Income Statement Captions [Line Items]
Universal life and investment-type product policy fee income									3,334	3,312	3,067
Premiums									514	533	530
Net investment income (loss): [Abstract]
Investment income (loss) from derivative instruments									(943)	2,369	(269)
Other investment income									2,208	2,186	2,239
Net Investment Income (Loss)									1,265	4,555	1,970
Investment gains (losses), net: [Abstract]
Total other-than-temporary impairment losses									(96)	(36)	(300)
Portion of loss recognized in other comprehensive income (loss)									2	4	18
Net impairment losses recognized									(94)	(32)	(282)
Other investment gains (losses), net									14	(10)	51
Total investment gains (losses), net									(80)	(42)	(231)
Equity in earnings (loss) of subsidiaries									483	55	468
Commissions, fees and other income									201	338	714
Increase (decrease) in the fair value of the reinsurance contract asset									497	5,941	2,350
Total Revenues									6,214	14,692	8,868
BENEFITS AND OTHER DEDUCTIONS [Abstract]
Policyholders' benefits									2,986	4,357	3,079
Interest credited to policyholders' account balances									1,166	999	951
Compensation and benefits									399	372	463
Commissions									1,265	1,212	1,056
Interest expense									106	106	106
Amortization of deferred policy acquisition costs									576	3,620	(326)
Capitalization of deferred policy acquisition costs									(718)	(759)	(655)
Rent expense									34	47	56
Premium Taxes									42	43	40
Other operating costs and expenses									472	651	785
Total benefits and other deductions									6,328	10,648	5,555
Earnings (loss) from continuing operations, before income taxes									(114)	4,044	3,313
Income tax (expense) benefit									330	(1,218)	(854)
Net earnings (loss)									216	2,826	2,459
Less: net (earnings) loss attributable to the noncontrolling interest									(121)	101	(235)
Net Earnings (Loss) Attributable to AXA Equitable									95	2,927	2,224
Other comprehensive income (loss) net of income taxes:
Other Comprehensive Income (Loss) Attributable to AXA Equitable									614	313	426
Comprehensive Income (Loss) Attributable to Equitable									$ 709	$ 3,240	$ 2,650

STATEMENTS OF CASH FLOWS (PARENT COMPANY)- SCHEDULE II (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Cash Provided By Used In Operating Activities [Abstract]
Net earnings (loss)	$ 216	$ 2,826	$ 2,459
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities: [Abstract]
Interest credited to policyholders' account balances	1,166	999	950
Universal life and investment-type product policy fee income	(3,334)	(3,312)	(3,067)
Investment (gains) losses, net	97	47	184
Change in deferred policy acquisition costs	(142)	2,861	(981)
(Income) loss related to derivative instruments	978	(2,374)	284
Change in reinsurance recoverable with affiliate	(207)	(242)	(233)
Change in the fair value of the reinsurance contract asset	(497)	(5,941)	(2,350)
Change in current and deferred income taxes	(254)	1,226	803
Amortization Of Reinsurance Costs	47	211	274
Amortization and depreciation	157	146	161
Other, net	(122)	(76)	111
Net cash provided by (used in) operating activities	(780)	(938)	6
Cash flows from investing activities: [Abstract]
Maturities and repayments of fixed maturities and mortgage loans on real estate	3,551	3,435	2,753
Proceeds From Sale Of Investments	1,951	1,141	3,398
Purchases of investments	(7,893)	(7,970)	(7,068)
Cash settlements related to derivative instruments	(287)	1,429	(651)
Decrease in Loans Due To Affiliates	4	0	3
Change in short-term investments	34	16	(53)
Other, net	14	25	(25)
Net cash provided by (used in) investing activities	(2,692)	(2,028)	(1,705)
Policyholders Account Balances [Abstract]
Policyholders account balances deposits	5,437	4,461	3,187
Policyholders account balances withdrawals and transfers to Separate Accounts	(982)	(821)	(483)
Shareholder dividends paid	(362)	(379)	(300)
Capital contribution	195	0	0
Change in collateralized pledged liabilities	(288)	989	(270)
Change in collateralized pledged assets	(5)	99	533
Net cash provided by (used in) financing activities	3,407	4,038	2,062
Change in cash and cash equivalents	(65)	1,072	363
Cash and cash equivalents, beginning of year	3,227	2,155	1,792
Cash and Cash Equivalents, End of Year	3,162	3,227	2,155
Supplemental Cash Flow Information [Abstract]
Interest Paid	107	107	110
Income Taxes (Refunded) Paid	271	36	(27)
Parent Company [Member]
Net Cash Provided By Used In Operating Activities [Abstract]
Net earnings (loss)	216	2,826	2,459
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities: [Abstract]
Interest credited to policyholders' account balances	1,166	999	951
Universal life and investment-type product policy fee income	(3,334)	(3,312)	(3,067)
Investment (gains) losses, net	80	42	231
Equity In Net Earnings Of Subsidiaries	(483)	(55)	(468)
Dividends from subsidiaries	323	332	123
Change in deferred policy acquisition costs	(142)	2,861	(981)
Change in future policy benefits and other policyholder funds	876	2,229	1,136
(Income) loss related to derivative instruments	943	(2,369)	269
Change in reinsurance recoverable with affiliate	(207)	(242)	(233)
Change in the fair value of the reinsurance contract asset	(497)	(5,941)	(2,350)
Change in current and deferred income taxes	(224)	1,250	912
Amortization Of Reinsurance Costs	47	211	274
Amortization and depreciation	62	83	100
Other, net	(182)	(190)	(9)
Net cash provided by (used in) operating activities	(1,356)	(1,276)	(653)
Cash flows from investing activities: [Abstract]
Maturities and repayments of fixed maturities and mortgage loans on real estate	3,547	3,427	2,746
Proceeds From Sale Of Investments	1,566	626	2,863
Purchases of investments	(7,563)	(7,462)	(6,529)
Cash settlements related to derivative instruments	(287)	1,429	(651)
Decrease in Loans Due To Affiliates	4	0	3
Change in short-term investments	34	16	(53)
Change in policy loans	(31)	(38)	(37)
Other, net	(37)	(44)	(97)
Net cash provided by (used in) investing activities	(2,705)	(1,970)	(1,681)
Policyholders Account Balances [Abstract]
Policyholders account balances deposits	5,437	4,461	3,187
Policyholders account balances withdrawals and transfers to Separate Accounts	(982)	(821)	(483)
Shareholder dividends paid	(362)	(379)	(300)
Capital contribution	195	0	0
Change in collateralized pledged liabilities	(288)	989	(270)
Change in collateralized pledged assets	(5)	99	533
Net cash provided by (used in) financing activities	3,995	4,349	2,667
Change in cash and cash equivalents	(66)	1,103	333
Cash and cash equivalents, beginning of year	2,516	1,413	1,080
Cash and Cash Equivalents, End of Year	2,450	2,516	1,413
Supplemental Cash Flow Information [Abstract]
Interest Paid	107	106	110
Income Taxes (Refunded) Paid	$ 261	$ 15	$ (27)

SUPPLEMENTARY INSURANCE INFORMATION- SCHEDULE III (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Supplementary Insurance Information By Segment [Line Items]
Deferred Policy Acquistion Cost	$ 3,728	$ 3,545
Policyholders' account balances	28,263	26,033
Future Policy Benefits And Other Policyholders' Funds	22,687	21,595
Policy Charges and Premium Revenue	3,848	3,845	3,597
Net Investment Income (Loss) (1)	1,338	4,502	1,976
Policyholders' Benefit and Interest Credited	4,155	5,359	4,032
Amortization of Deferred Policy Acquisition Costs	576	3,620	(326)
Other Operating Expense (2)	4,371	4,769	4,487
Insurance [Member]
Supplementary Insurance Information By Segment [Line Items]
Deferred Policy Acquistion Cost	3,728	3,545
Policyholders' account balances	28,263	26,033
Future Policy Benefits And Other Policyholders' Funds	22,687	21,595
Policy Charges and Premium Revenue	3,848	3,845	3,597
Net Investment Income (Loss) (1)	1,242	4,526	1,943
Policyholders' Benefit and Interest Credited	4,155	5,359	4,032
Amortization of Deferred Policy Acquisition Costs	576	3,620	(326)
Other Operating Expense (2)	1,844	1,877	1,959
Investment Management [Member]
Supplementary Insurance Information By Segment [Line Items]
Deferred Policy Acquistion Cost	0	0
Policyholders' account balances	0	0
Future Policy Benefits And Other Policyholders' Funds	0	0
Policy Charges and Premium Revenue	0	0	0
Net Investment Income (Loss) (1)	65	(58)	2
Policyholders' Benefit and Interest Credited	0	0	0
Amortization of Deferred Policy Acquisition Costs	0	0	0
Other Operating Expense (2)	2,548	2,914	2,559
Consolidation Eliminations [Member]
Supplementary Insurance Information By Segment [Line Items]
Deferred Policy Acquistion Cost	0	0
Policyholders' account balances	0	0
Future Policy Benefits And Other Policyholders' Funds	0	0
Policy Charges and Premium Revenue	0	0	0
Net Investment Income (Loss) (1)	31	34	31
Policyholders' Benefit and Interest Credited	0	0	0
Amortization of Deferred Policy Acquisition Costs	0	0	0
Other Operating Expense (2)	$ (21)	$ (22)	$ (31)

REINSURANCE- SCHEDULE IV (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Life Insurance And Annuities Segment [Member]
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Gross Amount	$ 785	$ 815	$ 802
Ceded to other companies	518	521	517
Assumed from other companies	206	195	197
Net Amount	473	489	482
Percentage of Amount Assumed to Net	43.50%	39.90%	40.90%
Accident And Health Insurance Segment [Member]
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Gross Amount	88	93	101
Ceded to other companies	60	64	69
Assumed from other companies	13	15	16
Net Amount	41	44	48
Percentage of Amount Assumed to Net	31.70%	34.10%	33.30%
Life Insurance In Force [Member]
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Gross Amount	409,488	396,304	378,078
Ceded to other companies	96,869	101,926	124,959
Assumed from other companies	34,361	34,738	37,124
Net Amount	346,980	329,116	290,243
Percentage of Amount Assumed to Net	9.90%	10.60%	17.70%
Total Premium [Member]
Reinsurance Premiums For Insurance Companies By Product Segment [Line Items]
Gross Amount	873	908	903
Ceded to other companies	578	585	586
Assumed from other companies	219	210	213
Net Amount	$ 514	$ 533	$ 530
Percentage of Amount Assumed to Net	42.60%	39.40%	40.20%